UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-09637
Name of Fund:
BlackRock Large Cap Series Funds, Inc.
BlackRock Advantage Large Cap Core Fund
BlackRock Advantage Large Cap Value Fund
BlackRock Event Driven Equity Fund
Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc., 50 Hudson Yards, New York, NY 10001
Registrant's telephone number, including area code:
(800) 441-7762
Date of fiscal year end:
5/31/2024
Date of reporting period:
5/31/2024
Item 1 — Reports to Stockholders
(a) The Reports to Shareholders are attached herewith
(b) Not Applicable

BlackRock Event Driven Equity Fund
Institutional Shares | BILPX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Event Driven Equity Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$119	1.15%
How did the Fund perform last year?
  The Fund is an absolute return strategy managed to a cash benchmark.
  The Fund is diversified across hard catalyst (primarily publicly announced mergers), soft catalyst (companies undergoing meaningful corporate events), and credit opportunities.
  During the reporting period, the Fund increased exposure to credit opportunities and marginally increased soft catalyst exposure. Hard catalyst exposure decreased during the period as a result of successful deal completions.
What contributed to performance?
The largest contributor to performance was soft catalyst positioning, composed of anchor positions Arconic and Howmet, driven by significant operational opportunities for both companies across growth, cost, margins and capital structure. Hard catalyst positioning in the Pfizer / Seagen transaction was also additive to performance, as the acquisition completed successfully during the period. Lastly, soft catalyst positioning in the Aerospace Transformations thesis further benefited performance, primarily driven by positive idiosyncratic developments at anchor positions ATI and Transdigm. The Fund used derivatives to gain exposure to merger arbitrage opportunities, with a positive impact on performance. The Fund’s cash position had no material impact on performance.
What detracted from performance?
Detractors included soft catalyst positioning across IPOs as outperformance by a handful of quality new issues was more than offset by underperformance by digital advertising technology company DoubleVerify. A hard catalyst investment in the Nippon Steel / U.S. Steel transaction detracted from performance on the prospect of a prolonged regulatory review process. Hard catalyst positioning in Tapestry / Capri weighed on performance as Capri’s business continued to face headwinds and the Federal Trade Commission continued to seek to block the merger of the two luxury goods companies.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Institutional Shares	7.35%	3.59%	4.44%
Russell 1000® Index	28.01	15.42	12.40
ICE BofA 3-Month U.S. Treasury Bill Index	5.45	2.12	1.47
Key Fund statistics
Net Assets	$5,217,205,632
Number of Portfolio Holdings	332
Net Investment Advisory Fees	$60,149,265
Portfolio Turnover Rate	32%
Performance shown prior to May 8, 2015 are the returns of the Fund when it utilized different investment strategies under the name BlackRock Large Cap Core Plus Fund.
On December 1, 2023, the Fund began to compare its performance to the standard pricing time of the ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”). Index data prior to March 1, 2021 is for the Index’s standard pricing time of 3pm. Index data from March 1, 2021 through November 30, 2023 is for a custom 4pm pricing variant of the Index. Index returns beginning on December 1, 2023 reflect the Index’s new standard pricing time of 4pm. The change of the Index’s standard pricing time from 3pm to 4pm resulted in the discontinuation of the custom 4pm pricing variant used from March 1, 2021 through November 30, 2023.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
	Percent of Total Investments(a)
Sector(b)	Long	Short	Total
Investment Companies	8.2%	9.3%	17.5%
Health Care	16.4	0.3	16.7
Energy	6.9	7.4	14.3
Information Technology	10.5	1.7	12.2
Industrials	10.6	1.3	11.9
Materials	7.4	2.0	9.4
Consumer Discretionary	5.1	—	5.1
Consumer Staples	4.7	—	4.7
Real Estate	3.0	—	3.0
Communication Services	2.6	—(c)	2.6
Financials	2.3	0.3	2.6
	77.7	22.3	100.0
(a)	Includes the gross market value of long and short securities of the underlying derivative contracts and excludes short-term securities and options, if any.
(b)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(c)	Rounds to less than 0.01%.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited, ICE Data Indices, LLC, and their respective affiliates, nor do these companies make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the companies listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Event Driven Equity Fund
Institutional Shares | BILPX
Annual Shareholder Report — May 31, 2024
BILPX-05/24-AR

BlackRock Event Driven Equity Fund
Investor A Shares | BALPX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Event Driven Equity Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor A Shares	$142	1.37%
How did the Fund perform last year?
  The Fund is an absolute return strategy managed to a cash benchmark.
  The Fund is diversified across hard catalyst (primarily publicly announced mergers), soft catalyst (companies undergoing meaningful corporate events), and credit opportunities.
  During the reporting period, the Fund increased exposure to credit opportunities and marginally increased soft catalyst exposure. Hard catalyst exposure decreased during the period as a result of successful deal completions.
What contributed to performance?
The largest contributor to performance was soft catalyst positioning, composed of anchor positions Arconic and Howmet, driven by significant operational opportunities for both companies across growth, cost, margins and capital structure. Hard catalyst positioning in the Pfizer / Seagen transaction was also additive to performance, as the acquisition completed successfully during the period. Lastly, soft catalyst positioning in the Aerospace Transformations thesis further benefited performance, primarily driven by positive idiosyncratic developments at anchor positions ATI and Transdigm. The Fund used derivatives to gain exposure to merger arbitrage opportunities, with a positive impact on performance. The Fund’s cash position had no material impact on performance.
What detracted from performance?
Detractors included soft catalyst positioning across IPOs as outperformance by a handful of quality new issues was more than offset by underperformance by digital advertising technology company DoubleVerify. A hard catalyst investment in the Nippon Steel / U.S. Steel transaction detracted from performance on the prospect of a prolonged regulatory review process. Hard catalyst positioning in Tapestry / Capri weighed on performance as Capri’s business continued to face headwinds and the Federal Trade Commission continued to seek to block the merger of the two luxury goods companies.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Investor A Shares	7.11%	3.35%	4.18%
Investor A Shares (with sales charge)	1.49	2.24	3.62
Russell 1000® Index	28.01	15.42	12.40
ICE BofA 3-Month U.S. Treasury Bill Index	5.45	2.12	1.47
Key Fund statistics
Net Assets	$5,217,205,632
Number of Portfolio Holdings	332
Net Investment Advisory Fees	$60,149,265
Portfolio Turnover Rate	32%
Performance shown prior to May 8, 2015 are the returns of the Fund when it utilized different investment strategies under the name BlackRock Large Cap Core Plus Fund.
Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for service fees.
On December 1, 2023, the Fund began to compare its performance to the standard pricing time of the ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”). Index data prior to March 1, 2021 is for the Index’s standard pricing time of 3pm. Index data from March 1, 2021 through November 30, 2023 is for a custom 4pm pricing variant of the Index. Index returns beginning on December 1, 2023 reflect the Index’s new standard pricing time of 4pm. The change of the Index’s standard pricing time from 3pm to 4pm resulted in the discontinuation of the custom 4pm pricing variant used from March 1, 2021 through November 30, 2023.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
	Percent of Total Investments(a)
Sector(b)	Long	Short	Total
Investment Companies	8.2%	9.3%	17.5%
Health Care	16.4	0.3	16.7
Energy	6.9	7.4	14.3
Information Technology	10.5	1.7	12.2
Industrials	10.6	1.3	11.9
Materials	7.4	2.0	9.4
Consumer Discretionary	5.1	—	5.1
Consumer Staples	4.7	—	4.7
Real Estate	3.0	—	3.0
Communication Services	2.6	—(c)	2.6
Financials	2.3	0.3	2.6
	77.7	22.3	100.0
(a)	Includes the gross market value of long and short securities of the underlying derivative contracts and excludes short-term securities and options, if any.
(b)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(c)	Rounds to less than 0.01%.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited, ICE Data Indices, LLC, and their respective affiliates, nor do these companies make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the companies listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Event Driven Equity Fund
Investor A Shares | BALPX
Annual Shareholder Report — May 31, 2024
BALPX-05/24-AR

BlackRock Event Driven Equity Fund
Investor C Shares | BCLPX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Event Driven Equity Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor C Shares	$221	2.14%
How did the Fund perform last year?
  The Fund is an absolute return strategy managed to a cash benchmark.
  The Fund is diversified across hard catalyst (primarily publicly announced mergers), soft catalyst (companies undergoing meaningful corporate events), and credit opportunities.
  During the reporting period, the Fund increased exposure to credit opportunities and marginally increased soft catalyst exposure. Hard catalyst exposure decreased during the period as a result of successful deal completions.
What contributed to performance?
The largest contributor to performance was soft catalyst positioning, composed of anchor positions Arconic and Howmet, driven by significant operational opportunities for both companies across growth, cost, margins and capital structure. Hard catalyst positioning in the Pfizer / Seagen transaction was also additive to performance, as the acquisition completed successfully during the period. Lastly, soft catalyst positioning in the Aerospace Transformations thesis further benefited performance, primarily driven by positive idiosyncratic developments at anchor positions ATI and Transdigm. The Fund used derivatives to gain exposure to merger arbitrage opportunities, with a positive impact on performance. The Fund’s cash position had no material impact on performance.
What detracted from performance?
Detractors included soft catalyst positioning across IPOs as outperformance by a handful of quality new issues was more than offset by underperformance by digital advertising technology company DoubleVerify. A hard catalyst investment in the Nippon Steel / U.S. Steel transaction detracted from performance on the prospect of a prolonged regulatory review process. Hard catalyst positioning in Tapestry / Capri weighed on performance as Capri’s business continued to face headwinds and the Federal Trade Commission continued to seek to block the merger of the two luxury goods companies.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Investor C Shares	6.20%	2.57%	3.57%
Investor C Shares (with sales charge)	5.20	2.57	3.57
Russell 1000® Index	28.01	15.42	12.40
ICE BofA 3-Month U.S. Treasury Bill Index	5.45	2.12	1.47
Key Fund statistics
Net Assets	$5,217,205,632
Number of Portfolio Holdings	332
Net Investment Advisory Fees	$60,149,265
Portfolio Turnover Rate	32%
Performance shown prior to May 8, 2015 are the returns of the Fund when it utilized different investment strategies under the name BlackRock Large Cap Core Plus Fund.
Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees.
On December 1, 2023, the Fund began to compare its performance to the standard pricing time of the ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”). Index data prior to March 1, 2021 is for the Index’s standard pricing time of 3pm. Index data from March 1, 2021 through November 30, 2023 is for a custom 4pm pricing variant of the Index. Index returns beginning on December 1, 2023 reflect the Index’s new standard pricing time of 4pm. The change of the Index’s standard pricing time from 3pm to 4pm resulted in the discontinuation of the custom 4pm pricing variant used from March 1, 2021 through November 30, 2023.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
	Percent of Total Investments(a)
Sector(b)	Long	Short	Total
Investment Companies	8.2%	9.3%	17.5%
Health Care	16.4	0.3	16.7
Energy	6.9	7.4	14.3
Information Technology	10.5	1.7	12.2
Industrials	10.6	1.3	11.9
Materials	7.4	2.0	9.4
Consumer Discretionary	5.1	—	5.1
Consumer Staples	4.7	—	4.7
Real Estate	3.0	—	3.0
Communication Services	2.6	—(c)	2.6
Financials	2.3	0.3	2.6
	77.7	22.3	100.0
(a)	Includes the gross market value of long and short securities of the underlying derivative contracts and excludes short-term securities and options, if any.
(b)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(c)	Rounds to less than 0.01%.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited, ICE Data Indices, LLC, and their respective affiliates, nor do these companies make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the companies listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Event Driven Equity Fund
Investor C Shares | BCLPX
Annual Shareholder Report — May 31, 2024
BCLPX-05/24-AR

BlackRock Advantage Large Cap Core Fund
Institutional Shares | MALRX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Advantage Large Cap Core Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$55	0.48%
How did the Fund perform last year?
  U.S. equities enjoyed strong performance as resilient macro and micro data combined with excitement around the dominant themes of innovation in information technology and healthcare drove gains.
  Fears of a U.S. recession waned while major overseas economies returned to positive growth.
  Signs of easing inflation led to expectations that the U.S. Federal Reserve and other leading central banks were poised to reduce interest rates, leading growth-oriented stocks to outperform value stocks.
What contributed to performance?
Positive contributions to performance, relative to the benchmark (Russell 1000® Index) were led by sentiment measures that were able to identify dominant trends by looking at informed investor positioning and through text-based analysis of broker reports (or conference calls). These insights correctly positioned the portfolio around information technology and healthcare stocks that benefited, respectively, from the artificial intelligence (“AI”) and GLP-1 (weight loss drug) themes. Measures tracking consumer intent from social media worked well across retail and leisure/travel-related companies. Fundamental measures also were additive, including traditional valuation measures which drove an overweight to consumer durables. Finally, macro related insights successfully captured evolving dynamics at the industry level by analyzing company invoices and news sentiment.
What detracted from performance?
The largest detractors from relative performance were certain fundamental insights including defensive quality measures that prefer balance sheet strength and more stable companies. Certain sentiment measures looking at bond markets struggled to position the portfolio as the market narrative shifted between the “soft landing” and “higher-for-longer” themes.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Institutional Shares	30.47%	14.83%	11.97%
Russell 1000® Index	28.01	15.42	12.40
Key Fund statistics
Net Assets	$2,847,222,995
Number of Portfolio Holdings	103
Net Investment Advisory Fees	$10,949,535
Portfolio Turnover Rate	116%
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
Sector(a)	Percent of Net Assets
Information Technology	30.8%
Health Care	13.8
Consumer Discretionary	11.5
Financials	11.5
Industrials	11.3
Communication Services	10.0
Consumer Staples	3.7
Energy	3.5
Real Estate	1.2
Utilities	1.1
Materials	0.6
Short-Term Securities	1.2
Liabilities in Excess of Other Assets	(0.2)
Ten largest holdings
Security(b)	Percent of Net Assets
Microsoft Corp.	7.6%
Apple Inc.	6.5
NVIDIA Corp.	5.4
Amazon.com, Inc.	4.4
Alphabet, Inc., Class A	3.3
Eli Lilly & Co.	2.1
Mastercard, Inc., Class A	1.9
Home Depot, Inc. (The)	1.9
Meta Platforms, Inc., Class A	1.9
Alphabet, Inc., Class C, NVS	1.8
(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage Large Cap Core Fund
Institutional Shares | MALRX
Annual Shareholder Report — May 31, 2024
MALRX-05/24-AR

BlackRock Advantage Large Cap Core Fund
Investor A Shares | MDLRX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Advantage Large Cap Core Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor A Shares	$84	0.73%
How did the Fund perform last year?
  U.S. equities enjoyed strong performance as resilient macro and micro data combined with excitement around the dominant themes of innovation in information technology and healthcare drove gains.
  Fears of a U.S. recession waned while major overseas economies returned to positive growth.
  Signs of easing inflation led to expectations that the U.S. Federal Reserve and other leading central banks were poised to reduce interest rates, leading growth-oriented stocks to outperform value stocks.
What contributed to performance?
Positive contributions to performance, relative to the benchmark (Russell 1000® Index) were led by sentiment measures that were able to identify dominant trends by looking at informed investor positioning and through text-based analysis of broker reports (or conference calls). These insights correctly positioned the portfolio around information technology and healthcare stocks that benefited, respectively, from the artificial intelligence (“AI”) and GLP-1 (weight loss drug) themes. Measures tracking consumer intent from social media worked well across retail and leisure/travel-related companies. Fundamental measures also were additive, including traditional valuation measures which drove an overweight to consumer durables. Finally, macro related insights successfully captured evolving dynamics at the industry level by analyzing company invoices and news sentiment.
What detracted from performance?
The largest detractors from relative performance were certain fundamental insights including defensive quality measures that prefer balance sheet strength and more stable companies. Certain sentiment measures looking at bond markets struggled to position the portfolio as the market narrative shifted between the “soft landing” and “higher-for-longer” themes.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Investor A Shares	30.18%	14.56%	11.69%
Investor A Shares (with sales charge)	23.35	13.33	11.08
Russell 1000® Index	28.01	15.42	12.40
Key Fund statistics
Net Assets	$2,847,222,995
Number of Portfolio Holdings	103
Net Investment Advisory Fees	$10,949,535
Portfolio Turnover Rate	116%
Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for service fees.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
Sector(a)	Percent of Net Assets
Information Technology	30.8%
Health Care	13.8
Consumer Discretionary	11.5
Financials	11.5
Industrials	11.3
Communication Services	10.0
Consumer Staples	3.7
Energy	3.5
Real Estate	1.2
Utilities	1.1
Materials	0.6
Short-Term Securities	1.2
Liabilities in Excess of Other Assets	(0.2)
Ten largest holdings
Security(b)	Percent of Net Assets
Microsoft Corp.	7.6%
Apple Inc.	6.5
NVIDIA Corp.	5.4
Amazon.com, Inc.	4.4
Alphabet, Inc., Class A	3.3
Eli Lilly & Co.	2.1
Mastercard, Inc., Class A	1.9
Home Depot, Inc. (The)	1.9
Meta Platforms, Inc., Class A	1.9
Alphabet, Inc., Class C, NVS	1.8
(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage Large Cap Core Fund
Investor A Shares | MDLRX
Annual Shareholder Report — May 31, 2024
MDLRX-05/24-AR

BlackRock Advantage Large Cap Core Fund
Investor C Shares | MCLRX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Advantage Large Cap Core Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor C Shares	$170	1.48%
How did the Fund perform last year?
  U.S. equities enjoyed strong performance as resilient macro and micro data combined with excitement around the dominant themes of innovation in information technology and healthcare drove gains.
  Fears of a U.S. recession waned while major overseas economies returned to positive growth.
  Signs of easing inflation led to expectations that the U.S. Federal Reserve and other leading central banks were poised to reduce interest rates, leading growth-oriented stocks to outperform value stocks.
What contributed to performance?
Positive contributions to performance, relative to the benchmark (Russell 1000® Index) were led by sentiment measures that were able to identify dominant trends by looking at informed investor positioning and through text-based analysis of broker reports (or conference calls). These insights correctly positioned the portfolio around information technology and healthcare stocks that benefited, respectively, from the artificial intelligence (“AI”) and GLP-1 (weight loss drug) themes. Measures tracking consumer intent from social media worked well across retail and leisure/travel-related companies. Fundamental measures also were additive, including traditional valuation measures which drove an overweight to consumer durables. Finally, macro related insights successfully captured evolving dynamics at the industry level by analyzing company invoices and news sentiment.
What detracted from performance?
The largest detractors from relative performance were certain fundamental insights including defensive quality measures that prefer balance sheet strength and more stable companies. Certain sentiment measures looking at bond markets struggled to position the portfolio as the market narrative shifted between the “soft landing” and “higher-for-longer” themes.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Investor C Shares	29.21%	13.71%	10.99%
Investor C Shares (with sales charge)	28.21	13.71	10.99
Russell 1000® Index	28.01	15.42	12.40
Key Fund statistics
Net Assets	$2,847,222,995
Number of Portfolio Holdings	103
Net Investment Advisory Fees	$10,949,535
Portfolio Turnover Rate	116%
Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
Sector(a)	Percent of Net Assets
Information Technology	30.8%
Health Care	13.8
Consumer Discretionary	11.5
Financials	11.5
Industrials	11.3
Communication Services	10.0
Consumer Staples	3.7
Energy	3.5
Real Estate	1.2
Utilities	1.1
Materials	0.6
Short-Term Securities	1.2
Liabilities in Excess of Other Assets	(0.2)
Ten largest holdings
Security(b)	Percent of Net Assets
Microsoft Corp.	7.6%
Apple Inc.	6.5
NVIDIA Corp.	5.4
Amazon.com, Inc.	4.4
Alphabet, Inc., Class A	3.3
Eli Lilly & Co.	2.1
Mastercard, Inc., Class A	1.9
Home Depot, Inc. (The)	1.9
Meta Platforms, Inc., Class A	1.9
Alphabet, Inc., Class C, NVS	1.8
(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage Large Cap Core Fund
Investor C Shares | MCLRX
Annual Shareholder Report — May 31, 2024
MCLRX-05/24-AR

BlackRock Advantage Large Cap Core Fund
Class K Shares | MLRKX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Advantage Large Cap Core Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K Shares	$50	0.43%
How did the Fund perform last year?
  U.S. equities enjoyed strong performance as resilient macro and micro data combined with excitement around the dominant themes of innovation in information technology and healthcare drove gains.
  Fears of a U.S. recession waned while major overseas economies returned to positive growth.
  Signs of easing inflation led to expectations that the U.S. Federal Reserve and other leading central banks were poised to reduce interest rates, leading growth-oriented stocks to outperform value stocks.
What contributed to performance?
Positive contributions to performance, relative to the benchmark (Russell 1000® Index) were led by sentiment measures that were able to identify dominant trends by looking at informed investor positioning and through text-based analysis of broker reports (or conference calls). These insights correctly positioned the portfolio around information technology and healthcare stocks that benefited, respectively, from the artificial intelligence (“AI”) and GLP-1 (weight loss drug) themes. Measures tracking consumer intent from social media worked well across retail and leisure/travel-related companies. Fundamental measures also were additive, including traditional valuation measures which drove an overweight to consumer durables. Finally, macro related insights successfully captured evolving dynamics at the industry level by analyzing company invoices and news sentiment.
What detracted from performance?
The largest detractors from relative performance were certain fundamental insights including defensive quality measures that prefer balance sheet strength and more stable companies. Certain sentiment measures looking at bond markets struggled to position the portfolio as the market narrative shifted between the “soft landing” and “higher-for-longer” themes.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Class K Shares	30.53%	14.89%	12.00%
Russell 1000® Index	28.01	15.42	12.40
Key Fund statistics
Net Assets	$2,847,222,995
Number of Portfolio Holdings	103
Net Investment Advisory Fees	$10,949,535
Portfolio Turnover Rate	116%
Performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
Sector(a)	Percent of Net Assets
Information Technology	30.8%
Health Care	13.8
Consumer Discretionary	11.5
Financials	11.5
Industrials	11.3
Communication Services	10.0
Consumer Staples	3.7
Energy	3.5
Real Estate	1.2
Utilities	1.1
Materials	0.6
Short-Term Securities	1.2
Liabilities in Excess of Other Assets	(0.2)
Ten largest holdings
Security(b)	Percent of Net Assets
Microsoft Corp.	7.6%
Apple Inc.	6.5
NVIDIA Corp.	5.4
Amazon.com, Inc.	4.4
Alphabet, Inc., Class A	3.3
Eli Lilly & Co.	2.1
Mastercard, Inc., Class A	1.9
Home Depot, Inc. (The)	1.9
Meta Platforms, Inc., Class A	1.9
Alphabet, Inc., Class C, NVS	1.8
(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage Large Cap Core Fund
Class K Shares | MLRKX
Annual Shareholder Report — May 31, 2024
MLRKX-05/24-AR

BlackRock Advantage Large Cap Core Fund
Class R Shares | MRLRX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Advantage Large Cap Core Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R Shares	$113	0.98%
How did the Fund perform last year?
  U.S. equities enjoyed strong performance as resilient macro and micro data combined with excitement around the dominant themes of innovation in information technology and healthcare drove gains.
  Fears of a U.S. recession waned while major overseas economies returned to positive growth.
  Signs of easing inflation led to expectations that the U.S. Federal Reserve and other leading central banks were poised to reduce interest rates, leading growth-oriented stocks to outperform value stocks.
What contributed to performance?
Positive contributions to performance, relative to the benchmark (Russell 1000® Index) were led by sentiment measures that were able to identify dominant trends by looking at informed investor positioning and through text-based analysis of broker reports (or conference calls). These insights correctly positioned the portfolio around information technology and healthcare stocks that benefited, respectively, from the artificial intelligence (“AI”) and GLP-1 (weight loss drug) themes. Measures tracking consumer intent from social media worked well across retail and leisure/travel-related companies. Fundamental measures also were additive, including traditional valuation measures which drove an overweight to consumer durables. Finally, macro related insights successfully captured evolving dynamics at the industry level by analyzing company invoices and news sentiment.
What detracted from performance?
The largest detractors from relative performance were certain fundamental insights including defensive quality measures that prefer balance sheet strength and more stable companies. Certain sentiment measures looking at bond markets struggled to position the portfolio as the market narrative shifted between the “soft landing” and “higher-for-longer” themes.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Class R Shares	29.82%	14.27%	11.39%
Russell 1000® Index	28.01	15.42	12.40
Key Fund statistics
Net Assets	$2,847,222,995
Number of Portfolio Holdings	103
Net Investment Advisory Fees	$10,949,535
Portfolio Turnover Rate	116%
Average annual total returns reflect reductions for distribution and service fees.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
Sector(a)	Percent of Net Assets
Information Technology	30.8%
Health Care	13.8
Consumer Discretionary	11.5
Financials	11.5
Industrials	11.3
Communication Services	10.0
Consumer Staples	3.7
Energy	3.5
Real Estate	1.2
Utilities	1.1
Materials	0.6
Short-Term Securities	1.2
Liabilities in Excess of Other Assets	(0.2)
Ten largest holdings
Security(b)	Percent of Net Assets
Microsoft Corp.	7.6%
Apple Inc.	6.5
NVIDIA Corp.	5.4
Amazon.com, Inc.	4.4
Alphabet, Inc., Class A	3.3
Eli Lilly & Co.	2.1
Mastercard, Inc., Class A	1.9
Home Depot, Inc. (The)	1.9
Meta Platforms, Inc., Class A	1.9
Alphabet, Inc., Class C, NVS	1.8
(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage Large Cap Core Fund
Class R Shares | MRLRX
Annual Shareholder Report — May 31, 2024
MRLRX-05/24-AR

BlackRock Advantage Large Cap Value Fund
Institutional Shares | MALVX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Advantage Large Cap Value Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$61	0.54%
How did the Fund perform last year?
  U.S. equities enjoyed strong performance as resilient macro and micro data combined with excitement around the dominant themes of innovation in information technology and healthcare drove gains.
  Fears of a U.S. recession waned while major overseas economies returned to positive growth.
  Signs of easing inflation led to expectations that the U.S. Federal Reserve and other leading central banks were poised to reduce interest rates, leading growth-oriented stocks to outperform value stocks.
What contributed to performance?
Positive contributions to performance, relative to the benchmark (Russell 1000® Value Index) were led by sentiment measures that were able to identify dominant trends by looking at informed investor positioning and through text-based analysis of broker reports (or conference calls). These insights correctly positioned the portfolio around information technology and healthcare stocks that benefited, respectively, from the artificial intelligence (“AI”) and GLP-1 (weight loss drug) themes. Measures tracking consumer intent from social media worked well across retail and leisure/travel-related companies. Fundamental measures were also additive, including traditional valuation measures which drove an overweight to consumer durables. Finally, macro insights successfully captured evolving dynamics at the industry level by analyzing company invoices and news sentiment.
What detracted from performance?
The largest detractors from relative performance included certain fundamental quality insights, most notably a measure looking at company dividend forecasts which drove negative selection within the industrials sector. In addition, certain sentiment measures looking at mobile app usage incorrectly positioned the portfolio around retailers such as apparel and luxury goods companies.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Institutional Shares	25.48%	11.10%	9.33%
Russell 1000® Index	28.01	15.42	12.40
Russell 1000® Value Index	21.71	10.74	8.61
Key Fund statistics
Net Assets	$621,501,295
Number of Portfolio Holdings	204
Net Investment Advisory Fees	$2,259,980
Portfolio Turnover Rate	118%
Performance shown prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
Sector(a)	Percent of Net Assets
Financials	21.2%
Industrials	15.4
Health Care	15.2
Information Technology	10.5
Energy	7.2
Consumer Staples	6.4
Consumer Discretionary	6.2
Communication Services	5.4
Utilities	4.8
Materials	3.4
Real Estate	3.3
Short-Term Securities	1.4
Liabilities in Excess of Other Assets	(0.4)
Ten largest holdings
Security(b)	Percent of Net Assets
Berkshire Hathaway, Inc., Class B	3.1%
JPMorgan Chase & Co.	2.6
Comcast Corp., Class A	2.0
Medtronic PLC	1.7
Exxon Mobil Corp.	1.7
Gilead Sciences, Inc.	1.6
Progressive Corp. (The)	1.4
QUALCOMM, Inc.	1.3
Pfizer, Inc.	1.3
Chevron Corp.	1.3
(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage Large Cap Value Fund
Institutional Shares | MALVX
Annual Shareholder Report — May 31, 2024
MALVX-05/24-AR

BlackRock Advantage Large Cap Value Fund
Investor A Shares | MDLVX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Advantage Large Cap Value Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor A Shares	$89	0.79%
How did the Fund perform last year?
  U.S. equities enjoyed strong performance as resilient macro and micro data combined with excitement around the dominant themes of innovation in information technology and healthcare drove gains.
  Fears of a U.S. recession waned while major overseas economies returned to positive growth.
  Signs of easing inflation led to expectations that the U.S. Federal Reserve and other leading central banks were poised to reduce interest rates, leading growth-oriented stocks to outperform value stocks.
What contributed to performance?
Positive contributions to performance, relative to the benchmark (Russell 1000® Value Index) were led by sentiment measures that were able to identify dominant trends by looking at informed investor positioning and through text-based analysis of broker reports (or conference calls). These insights correctly positioned the portfolio around information technology and healthcare stocks that benefited, respectively, from the artificial intelligence (“AI”) and GLP-1 (weight loss drug) themes. Measures tracking consumer intent from social media worked well across retail and leisure/travel-related companies. Fundamental measures were also additive, including traditional valuation measures which drove an overweight to consumer durables. Finally, macro insights successfully captured evolving dynamics at the industry level by analyzing company invoices and news sentiment.
What detracted from performance?
The largest detractors from relative performance included certain fundamental quality insights, most notably a measure looking at company dividend forecasts which drove negative selection within the industrials sector. In addition, certain sentiment measures looking at mobile app usage incorrectly positioned the portfolio around retailers such as apparel and luxury goods companies.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Investor A Shares	25.15%	10.82%	9.04%
Investor A Shares (with sales charge)	18.58	9.63	8.45
Russell 1000® Index	28.01	15.42	12.40
Russell 1000® Value Index	21.71	10.74	8.61
Key Fund statistics
Net Assets	$621,501,295
Number of Portfolio Holdings	204
Net Investment Advisory Fees	$2,259,980
Portfolio Turnover Rate	118%
Performance shown prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.
Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for service fees.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
Sector(a)	Percent of Net Assets
Financials	21.2%
Industrials	15.4
Health Care	15.2
Information Technology	10.5
Energy	7.2
Consumer Staples	6.4
Consumer Discretionary	6.2
Communication Services	5.4
Utilities	4.8
Materials	3.4
Real Estate	3.3
Short-Term Securities	1.4
Liabilities in Excess of Other Assets	(0.4)
Ten largest holdings
Security(b)	Percent of Net Assets
Berkshire Hathaway, Inc., Class B	3.1%
JPMorgan Chase & Co.	2.6
Comcast Corp., Class A	2.0
Medtronic PLC	1.7
Exxon Mobil Corp.	1.7
Gilead Sciences, Inc.	1.6
Progressive Corp. (The)	1.4
QUALCOMM, Inc.	1.3
Pfizer, Inc.	1.3
Chevron Corp.	1.3
(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage Large Cap Value Fund
Investor A Shares | MDLVX
Annual Shareholder Report — May 31, 2024
MDLVX-05/24-AR

BlackRock Advantage Large Cap Value Fund
Investor C Shares | MCLVX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Advantage Large Cap Value Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor C Shares	$173	1.54%
How did the Fund perform last year?
  U.S. equities enjoyed strong performance as resilient macro and micro data combined with excitement around the dominant themes of innovation in information technology and healthcare drove gains.
  Fears of a U.S. recession waned while major overseas economies returned to positive growth.
  Signs of easing inflation led to expectations that the U.S. Federal Reserve and other leading central banks were poised to reduce interest rates, leading growth-oriented stocks to outperform value stocks.
What contributed to performance?
Positive contributions to performance, relative to the benchmark (Russell 1000® Value Index) were led by sentiment measures that were able to identify dominant trends by looking at informed investor positioning and through text-based analysis of broker reports (or conference calls). These insights correctly positioned the portfolio around information technology and healthcare stocks that benefited, respectively, from the artificial intelligence (“AI”) and GLP-1 (weight loss drug) themes. Measures tracking consumer intent from social media worked well across retail and leisure/travel-related companies. Fundamental measures were also additive, including traditional valuation measures which drove an overweight to consumer durables. Finally, macro insights successfully captured evolving dynamics at the industry level by analyzing company invoices and news sentiment.
What detracted from performance?
The largest detractors from relative performance included certain fundamental quality insights, most notably a measure looking at company dividend forecasts which drove negative selection within the industrials sector. In addition, certain sentiment measures looking at mobile app usage incorrectly positioned the portfolio around retailers such as apparel and luxury goods companies.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Investor C Shares	24.21%	9.99%	8.38%
Investor C Shares (with sales charge)	23.21	9.99	8.38
Russell 1000® Index	28.01	15.42	12.40
Russell 1000® Value Index	21.71	10.74	8.61
Key Fund statistics
Net Assets	$621,501,295
Number of Portfolio Holdings	204
Net Investment Advisory Fees	$2,259,980
Portfolio Turnover Rate	118%
Performance shown prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.
Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
Sector(a)	Percent of Net Assets
Financials	21.2%
Industrials	15.4
Health Care	15.2
Information Technology	10.5
Energy	7.2
Consumer Staples	6.4
Consumer Discretionary	6.2
Communication Services	5.4
Utilities	4.8
Materials	3.4
Real Estate	3.3
Short-Term Securities	1.4
Liabilities in Excess of Other Assets	(0.4)
Ten largest holdings
Security(b)	Percent of Net Assets
Berkshire Hathaway, Inc., Class B	3.1%
JPMorgan Chase & Co.	2.6
Comcast Corp., Class A	2.0
Medtronic PLC	1.7
Exxon Mobil Corp.	1.7
Gilead Sciences, Inc.	1.6
Progressive Corp. (The)	1.4
QUALCOMM, Inc.	1.3
Pfizer, Inc.	1.3
Chevron Corp.	1.3
(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage Large Cap Value Fund
Investor C Shares | MCLVX
Annual Shareholder Report — May 31, 2024
MCLVX-05/24-AR

BlackRock Advantage Large Cap Value Fund
Class K Shares | MLVKX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Advantage Large Cap Value Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K Shares	$55	0.49%
How did the Fund perform last year?
  U.S. equities enjoyed strong performance as resilient macro and micro data combined with excitement around the dominant themes of innovation in information technology and healthcare drove gains.
  Fears of a U.S. recession waned while major overseas economies returned to positive growth.
  Signs of easing inflation led to expectations that the U.S. Federal Reserve and other leading central banks were poised to reduce interest rates, leading growth-oriented stocks to outperform value stocks.
What contributed to performance?
Positive contributions to performance, relative to the benchmark (Russell 1000® Value Index) were led by sentiment measures that were able to identify dominant trends by looking at informed investor positioning and through text-based analysis of broker reports (or conference calls). These insights correctly positioned the portfolio around information technology and healthcare stocks that benefited, respectively, from the artificial intelligence (“AI”) and GLP-1 (weight loss drug) themes. Measures tracking consumer intent from social media worked well across retail and leisure/travel-related companies. Fundamental measures were also additive, including traditional valuation measures which drove an overweight to consumer durables. Finally, macro insights successfully captured evolving dynamics at the industry level by analyzing company invoices and news sentiment.
What detracted from performance?
The largest detractors from relative performance included certain fundamental quality insights, most notably a measure looking at company dividend forecasts which drove negative selection within the industrials sector. In addition, certain sentiment measures looking at mobile app usage incorrectly positioned the portfolio around retailers such as apparel and luxury goods companies.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Class K Shares	25.49%	11.15%	9.36%
Russell 1000® Index	28.01	15.42	12.40
Russell 1000® Value Index	21.71	10.74	8.61
Key Fund statistics
Net Assets	$621,501,295
Number of Portfolio Holdings	204
Net Investment Advisory Fees	$2,259,980
Portfolio Turnover Rate	118%
Performance shown prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.
Performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
Sector(a)	Percent of Net Assets
Financials	21.2%
Industrials	15.4
Health Care	15.2
Information Technology	10.5
Energy	7.2
Consumer Staples	6.4
Consumer Discretionary	6.2
Communication Services	5.4
Utilities	4.8
Materials	3.4
Real Estate	3.3
Short-Term Securities	1.4
Liabilities in Excess of Other Assets	(0.4)
Ten largest holdings
Security(b)	Percent of Net Assets
Berkshire Hathaway, Inc., Class B	3.1%
JPMorgan Chase & Co.	2.6
Comcast Corp., Class A	2.0
Medtronic PLC	1.7
Exxon Mobil Corp.	1.7
Gilead Sciences, Inc.	1.6
Progressive Corp. (The)	1.4
QUALCOMM, Inc.	1.3
Pfizer, Inc.	1.3
Chevron Corp.	1.3
(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage Large Cap Value Fund
Class K Shares | MLVKX
Annual Shareholder Report — May 31, 2024
MLVKX-05/24-AR

BlackRock Advantage Large Cap Value Fund
Class R Shares | MRLVX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Advantage Large Cap Value Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R Shares	$117	1.04%
How did the Fund perform last year?
  U.S. equities enjoyed strong performance as resilient macro and micro data combined with excitement around the dominant themes of innovation in information technology and healthcare drove gains.
  Fears of a U.S. recession waned while major overseas economies returned to positive growth.
  Signs of easing inflation led to expectations that the U.S. Federal Reserve and other leading central banks were poised to reduce interest rates, leading growth-oriented stocks to outperform value stocks.
What contributed to performance?
Positive contributions to performance, relative to the benchmark (Russell 1000® Value Index) were led by sentiment measures that were able to identify dominant trends by looking at informed investor positioning and through text-based analysis of broker reports (or conference calls). These insights correctly positioned the portfolio around information technology and healthcare stocks that benefited, respectively, from the artificial intelligence (“AI”) and GLP-1 (weight loss drug) themes. Measures tracking consumer intent from social media worked well across retail and leisure/travel-related companies. Fundamental measures were also additive, including traditional valuation measures which drove an overweight to consumer durables. Finally, macro insights successfully captured evolving dynamics at the industry level by analyzing company invoices and news sentiment.
What detracted from performance?
The largest detractors from relative performance included certain fundamental quality insights, most notably a measure looking at company dividend forecasts which drove negative selection within the industrials sector. In addition, certain sentiment measures looking at mobile app usage incorrectly positioned the portfolio around retailers such as apparel and luxury goods companies.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Class R Shares	24.84%	10.55%	8.76%
Russell 1000® Index	28.01	15.42	12.40
Russell 1000® Value Index	21.71	10.74	8.61
Key Fund statistics
Net Assets	$621,501,295
Number of Portfolio Holdings	204
Net Investment Advisory Fees	$2,259,980
Portfolio Turnover Rate	118%
Performance shown prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.
Average annual total returns reflect reductions for distribution and service fees.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
Sector(a)	Percent of Net Assets
Financials	21.2%
Industrials	15.4
Health Care	15.2
Information Technology	10.5
Energy	7.2
Consumer Staples	6.4
Consumer Discretionary	6.2
Communication Services	5.4
Utilities	4.8
Materials	3.4
Real Estate	3.3
Short-Term Securities	1.4
Liabilities in Excess of Other Assets	(0.4)
Ten largest holdings
Security(b)	Percent of Net Assets
Berkshire Hathaway, Inc., Class B	3.1%
JPMorgan Chase & Co.	2.6
Comcast Corp., Class A	2.0
Medtronic PLC	1.7
Exxon Mobil Corp.	1.7
Gilead Sciences, Inc.	1.6
Progressive Corp. (The)	1.4
QUALCOMM, Inc.	1.3
Pfizer, Inc.	1.3
Chevron Corp.	1.3
(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage Large Cap Value Fund
Class R Shares | MRLVX
Annual Shareholder Report — May 31, 2024
MRLVX-05/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Fund	$31,212	$31,212	$0	$4,481	$13,100	$21,700	$407	$0
BlackRock Advantage Large Cap Value Fund	$31,212	$31,212	$0	$89	$15,300	$17,700	$407	$218
BlackRock Event Driven Equity Fund	$41,616	$41,616	$0	$44	$29,000	$35,000	$407	$218

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Fund	$13,507	$26,181
BlackRock Advantage Large Cap Value Fund	$15,707	$18,007
BlackRock Event Driven Equity Fund	$29,407	$35,262

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statement and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies –

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

MAY 31, 2024

2024 Annual Financial Statements

BlackRock FundsSM

•	BlackRock Advantage International Fund

•	BlackRock Advantage Large Cap Growth Fund

•	BlackRock Advantage Small Cap Core Fund

BlackRock Large Cap Series Funds, Inc.

•	BlackRock Advantage Large Cap Core Fund

•	BlackRock Advantage Large Cap Value Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	3

Schedule of Investments May 31, 2024	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.1%
AGL Energy Ltd.	480,274	$ 3,285,685
Aristocrat Leisure Ltd.	273,418	8,219,335
BHP Group Ltd.	1,080,012	32,143,675
Brambles Ltd.	151,000	1,435,337
Charter Hall Group	5,658	46,022
Cochlear Ltd.	13,236	2,852,253
Coles Group Ltd.	19,188	210,358
CSL Ltd.	43,688	8,177,888
Macquarie Group Ltd.	69,547	8,879,190
REA Group Ltd.	24,680	3,086,428
Rio Tinto Ltd.	44,663	3,841,664
Rio Tinto PLC	57,729	4,063,971
Rocketboots Ltd.(a)(b)	1,389	97
South32 Ltd.	1,055,770	2,797,316
Transurban Group	251,962	2,105,666
Wesfarmers Ltd.	169,343	7,346,305
Woodside Energy Group Ltd.	35,524	657,319
Worley Ltd.	24,709	241,159

		89,389,668

Austria — 0.5%
BAWAG Group AG(c)	26,157	1,730,340
Erste Group Bank AG	93,772	4,607,978
OMV AG	60,477	3,056,418

		9,394,736

Belgium — 0.1%
KBC Group NV	17,289	1,262,628
Sofina SA	2,990	727,579

		1,990,207

China — 0.3%
BOC Hong Kong Holdings Ltd.	274,000	861,291
Budweiser Brewing Co. APAC Ltd.(c)	916,800	1,163,934
Prosus NV	2,356	85,538
Wilmar International Ltd.	108,000	247,684
Yangzijiang Shipbuilding Holdings Ltd.	1,708,900	2,891,460

		5,249,907

Denmark — 4.2%
DSV A/S	18,414	2,835,191
Genmab A/S(a)	9,595	2,708,275
Novo Nordisk A/S, Class B	441,744	59,851,063
Pandora A/S	34,242	5,624,603
Vestas Wind Systems A/S(a)	47,519	1,333,306

		72,352,438

Finland — 0.4%
Nordea Bank Abp	448,656	5,515,444
Sampo Oyj, A Shares	4,424	189,368
Stora Enso Oyj, R Shares	7,235	105,988
Wartsila Oyj Abp	66,529	1,394,934

		7,205,734

France — 9.1%
Air Liquide SA	28,719	5,654,024
Amundi SA(c)	16,978	1,310,088
Bouygues SA	21,214	831,349
Capgemini SE	12,077	2,446,826
Carrefour SA	710,830	11,591,880
Credit Agricole SA	726,119	11,814,605
Danone SA	249,079	16,063,083
Dassault Aviation SA	1,412	306,452
Dassault Systemes SE	213,419	8,673,765

Security	Shares	Value

France (continued)
Eiffage SA	74,935	$ 8,290,817
Engie SA	31,669	536,524
EssilorLuxottica SA	17,441	3,911,214
Eurazeo SE	6,282	530,267
Forvia SE(a)	64,832	1,064,328
Gecina SA	11,977	1,292,766
Hermes International SCA	8,172	19,397,231
Legrand SA	16,067	1,744,602
L’Oreal SA	1,360	671,297
LVMH Moet Hennessy Louis Vuitton SE	10,884	8,704,415
Publicis Groupe SA	19,617	2,203,477
Rexel SA	24,403	741,604
Sanofi SA	88,700	8,683,907
Schneider Electric SE	39,307	9,806,326
TotalEnergies SE	26,387	1,933,230
Ubisoft Entertainment SA(a)	103,282	2,525,832
Valeo SE	242,740	3,002,291
Veolia Environnement SA	311,965	10,443,614
Vinci SA	121,769	15,195,820
Worldline SA(a)(c)	21,700	290,062

		159,661,696

Germany — 10.0%
adidas AG, Class N	701	177,543
Allianz SE, Registered Shares	100,526	29,427,777
BASF SE	1,382	73,145
Bayer AG, Registered Shares	436,544	13,430,364
Beiersdorf AG	13,027	2,042,336
Brenntag SE, Registered Shares	1,999	144,000
Deutsche Bank AG, Registered Shares	174,976	2,911,685
Deutsche Lufthansa AG, Registered Shares	146,437	1,025,645
Deutsche Telekom AG, Registered Shares	957,121	23,271,741
Evonik Industries AG	17,158	377,965
Fresenius Medical Care AG	21,801	929,908
Fresenius SE & Co. KGaA(a)	52,620	1,678,910
Heidelberg Materials AG	30,076	3,154,174
Henkel AG & Co. KGaA	15,364	1,231,118
Henkel AG & Co. KGaA, Preference Shares, NVS	14,274	1,292,232
HUGO BOSS AG	5,321	281,657
K+S AG, Registered Shares	39,402	580,239
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	18,209	9,080,796
Nemetschek SE	28,301	2,600,718
Nordex SE(a)	56,415	891,068
Porsche Automobil Holding SE, Preference Shares, NVS	94,051	5,189,602
Rheinmetall AG	257	148,140
SAP SE	196,644	35,859,712
Scout24 SE(c)	13,414	1,009,048
Siemens AG, Registered Shares	158,883	30,623,309
Siemens Energy AG(a)	200,996	5,473,375
Talanx AG	10,167	810,987
Volkswagen AG	2,169	311,007
Zalando SE(a)(c)	47,847	1,270,781

		175,298,982

Hong Kong — 1.5%
AIA Group Ltd.	2,256,400	17,525,914
ASMPT Ltd.	11,100	132,746
CK Asset Holdings Ltd.	872,000	3,453,850
Hang Lung Properties Ltd.(b)	169,000	153,927
Jardine Matheson Holdings Ltd.	48,800	1,798,497
Sino Land Co. Ltd.	530,000	564,048
Sun Hung Kai Properties Ltd.	27,000	260,888

4	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Swire Properties Ltd.	294,200	$ 541,117
Wharf Real Estate Investment Co. Ltd.	461,000	1,341,332

		25,772,319

India — 0.0%
AceVector Ltd. (Acquired 05/07/14, cost $804,375)(a)(d)(e)	172,800	83,469

Ireland — 0.4%
James Hardie Industries PLC(a)	113,751	3,545,930
Kerry Group PLC, Class A	37,982	3,217,923

		6,763,853

Israel — 0.3%
Bank Hapoalim BM	36,442	335,236
Bank Leumi Le-Israel BM	107,752	896,494
Elbit Systems Ltd.	3,035	578,559
Nice Ltd.(a)	18,534	3,422,387

		5,232,676

Italy — 2.8%
A2A SpA	1,752,766	3,692,173
Amplifon SpA	18,108	669,328
Assicurazioni Generali SpA	97,959	2,521,327
Banca Monte dei Paschi di Siena SpA	1,309,144	7,072,140
Banco BPM SpA	33,373	240,786
Enel SpA	687,266	4,990,043
Ferrari NV	30,216	12,451,487
Intesa Sanpaolo SpA	1,047,529	4,126,465
Mediobanca Banca di Credito Finanziario SpA	49,555	784,338
MFE-MediaForEurope NV, Class A	23	79
MFE-MediaForEurope NV, Class B	2	9
Moncler SpA	5,518	368,213
Poste Italiane SpA(c)	180,507	2,479,629
Recordati Industria Chimica e Farmaceutica SpA	32,763	1,729,326
Saipem SpA(a)	655,364	1,636,702
UniCredit SpA	153,883	6,126,489

		48,888,534

Japan — 22.3%
Asahi Group Holdings Ltd.	30,300	1,111,599
Canon, Inc.	141,100	4,106,311
Central Japan Railway Co.	295,000	6,579,758
Concordia Financial Group Ltd.	25,600	154,578
Dai-ichi Life Holdings, Inc.	93,600	2,518,399
Daiichi Sankyo Co. Ltd.	364,700	12,873,577
Daikin Industries Ltd.	1,600	233,809
Daito Trust Construction Co. Ltd.	12,400	1,309,631
Daiwa House Industry Co. Ltd.	198,700	5,286,740
Denso Corp.	43,700	710,149
Disco Corp.	6,200	2,438,826
ENEOS Holdings, Inc.	428,400	2,214,931
Fujitsu Ltd.	95,000	1,375,692
Hikari Tsushin, Inc.	400	65,656
Hitachi Ltd.	223,700	23,038,346
Honda Motor Co. Ltd.	192,400	2,178,683
Hoya Corp.	15,200	1,850,343
Hulic Co. Ltd.	188,900	1,749,842
ITOCHU Corp.	219,900	10,380,731
J Front Retailing Co. Ltd.	72,500	704,499
Japan Exchange Group, Inc.	50,100	1,177,599
Japan Post Bank Co. Ltd.	143,900	1,425,449
Japan Post Holdings Co. Ltd.	533,200	5,148,838
Japan Tobacco, Inc.	189,000	5,362,445
Kakaku.com, Inc.	102,000	1,234,809

Security	Shares	Value

Japan (continued)
Kansai Electric Power Co., Inc. (The)	115,800	$ 2,095,657
KDDI Corp.	4,100	112,975
Keyence Corp.	20,400	9,195,535
Komatsu Ltd.	177,500	5,216,908
Kyowa Kirin Co. Ltd.	59,500	1,006,049
Makita Corp.	11,100	327,301
Marubeni Corp.	291,100	5,701,354
Mazda Motor Corp.	35,000	368,997
Mitsubishi Chemical Group Corp.	589,300	3,121,035
Mitsubishi HC Capital, Inc.	79,100	525,029
Mitsubishi UFJ Financial Group, Inc.	2,611,500	27,738,513
Mitsui Fudosan Co. Ltd.	213,600	1,962,356
Mizuho Financial Group, Inc.	724,500	14,840,905
MS&AD Insurance Group Holdings, Inc.	145,700	3,030,548
Murata Manufacturing Co. Ltd.	521,200	9,858,714
Nidec Corp.	36,900	1,839,407
Nintendo Co. Ltd.	141,200	7,678,526
Nippon Steel Corp.	84,200	1,843,326
Nippon Telegraph & Telephone Corp.	16,974,800	16,669,396
Nippon Yusen KK	3,500	110,943
Nissan Motor Co. Ltd.	350,700	1,254,319
Nomura Holdings, Inc.	338,100	2,053,358
Nomura Research Institute Ltd.	175,800	4,706,602
Obayashi Corp.	10,400	121,071
Ono Pharmaceutical Co. Ltd.	162,100	2,347,351
Oracle Corp. Japan(a)	7,900	561,775
Oriental Land Co. Ltd.	144,900	4,050,920
ORIX Corp.	117,200	2,555,903
Otsuka Corp.	30,400	577,214
Otsuka Holdings Co. Ltd.	22,500	928,923
Pan Pacific International Holdings Corp.	149,000	3,854,192
Panasonic Holdings Corp.	1,137,400	10,046,472
Park24 Co. Ltd.(a)	7,100	73,799
Recruit Holdings Co. Ltd.	439,400	22,181,745
Renesas Electronics Corp.	191,000	3,519,484
Resona Holdings, Inc.	210,900	1,463,941
Sankyo Co. Ltd.	209,300	2,040,739
SBI Holdings, Inc.	2,000	51,799
Sekisui House Ltd.	53,800	1,211,446
Shin-Etsu Chemical Co. Ltd.	24,600	918,283
SoftBank Corp.	286,600	3,436,395
SoftBank Group Corp.	102,600	5,937,206
Sojitz Corp.	16,900	442,135
Sompo Holdings, Inc.	227,800	4,821,330
Sony Group Corp.	42,200	3,464,652
Subaru Corp.	7,000	156,483
Sumitomo Chemical Co. Ltd.	45,500	93,547
Sumitomo Corp.	314,000	8,171,068
Sumitomo Electric Industries Ltd.	15,100	245,064
Sumitomo Mitsui Financial Group, Inc.	323,300	21,159,700
Sumitomo Mitsui Trust Holdings, Inc.	73,800	1,715,818
Suzuki Motor Corp.	16,000	190,751
T&D Holdings, Inc.	48,800	882,224
TDK Corp.	2,400	120,541
Tokio Marine Holdings, Inc.	531,300	18,407,052
Tokyo Electron Ltd.	131,100	27,840,217
Toyota Industries Corp.	13,400	1,263,764
Toyota Motor Corp.	411,000	8,952,687
Toyota Tsusho Corp.	70,000	4,274,830
Trend Micro, Inc.	1,600	72,413
Unicharm Corp.	136,800	4,414,740

		389,056,667

S C H E D U L E S O F I N V E S T M E N T S	5

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Luxembourg — 0.8%
ArcelorMittal SA	491,855	$ 12,976,411
SES SA	9	51

		12,976,462

Netherlands — 5.1%
Adyen NV(a)(c)	1,519	1,969,816
Aegon Ltd.	320,784	2,080,691
Argenx SE(a)	3,434	1,270,057
ASML Holding NV	55,857	53,442,371
Euronext NV(c)	25,851	2,545,452
EXOR NV	6,996	785,656
Koninklijke Philips NV(a)	125,977	3,441,046
NN Group NV	115,060	5,368,601
Signify NV(c)	49,591	1,355,071
Stellantis NV	249,289	5,523,258
Wolters Kluwer NV, Class C	73,944	11,793,293

		89,575,312

New Zealand — 0.4%
Xero Ltd.(a)	69,371	6,298,490

Norway — 0.6%
Equinor ASA	339,780	9,863,044
Norsk Hydro ASA	51,447	348,380
Yara International ASA	28,801	895,580

		11,107,004

Portugal — 0.1%
Banco Comercial Portugues SA, Class R(a)	5,776,499	2,347,244

Singapore — 1.2%
CapitaLand Integrated Commercial Trust	62,100	90,453
City Developments Ltd.	22,700	94,495
DBS Group Holdings Ltd.	34,560	921,571
Jardine Cycle & Carriage Ltd.(b)	108,000	2,065,155
Mapletree Pan Asia Commercial Trust	292,700	265,522
Seatrium Ltd.(a)	415,000	541,702
Singapore Telecommunications Ltd.	7,331,100	13,485,925
United Overseas Bank Ltd.	124,100	2,829,736

		20,294,559

Spain — 4.0%
Acciona SA	1,327	170,369
ACS Actividades de Construccion y Servicios SA	135,385	6,061,557
Banco Bilbao Vizcaya Argentaria SA	226,761	2,460,666
Banco Santander SA	4,882,175	25,747,380
Iberdrola SA	261,515	3,451,677
Industria de Diseno Textil SA	441,818	21,009,150
Repsol SA	634,534	10,358,583

		69,259,382

Sweden — 3.6%
Assa Abloy AB, Class B	307,918	9,048,804
Atlas Copco AB, A Shares	402,565	7,755,123
Atlas Copco AB, B Shares	241,569	4,010,675
Electrolux AB, Class B(a)	28,704	275,062
Essity AB, Class B	43,121	1,107,881
Fastighets AB Balder, B Shares(a)	22,147	149,951
H & M Hennes & Mauritz AB, B Shares	97,122	1,717,333
Hexagon AB, B Shares	960,657	10,581,538
Industrivarden AB, A Shares	28,093	1,000,094
Industrivarden AB, C Shares	62,833	2,207,125
Investor AB, B Shares	535,406	14,528,434
Trelleborg AB, B Shares	163,052	6,380,162
Volvo AB, B Shares	164,088	4,416,413

		63,178,595

Security	Shares	Value

Switzerland — 8.2%
ABB Ltd., Registered Shares	499,310	$ 27,529,677
Chocoladefabriken Lindt & Spruengli AG, NVS	410	4,771,818
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	4	474,995
Givaudan SA, Registered Shares	1,107	5,218,728
Holcim AG	222,599	19,555,310
Kuehne + Nagel International AG, Registered Shares	10,787	3,059,226
Logitech International SA, Registered Shares	45,496	4,553,668
Medmix AG(c)	2	37
Nestlé SA, Registered Shares	203,862	21,639,167
Novartis AG, Registered Shares	388,019	40,159,174
Roche Holding AG	5,113	1,430,961
Roche Holding AG, NVS	16,868	4,306,686
Schindler Holding AG, NVS	2,674	695,614
Sonova Holding AG, Registered Shares	14,641	4,651,733
Swatch Group AG (The), Registered Shares	903	37,598
UBS Group AG, Registered Shares	36,218	1,152,227
Zurich Insurance Group AG, Class N	8,268	4,351,504

		143,588,123

United Kingdom — 11.3%
3i Group PLC	36,797	1,355,857
AstraZeneca PLC	120,517	18,734,251
Auto Trader Group PLC(c)	443,885	4,669,436
Aviva PLC	32,197	197,757
BAE Systems PLC	1,158,205	20,623,013
British American Tobacco PLC	317,536	9,819,748
British Land Co. PLC (The)	378,848	2,130,794
BT Group PLC	2,109,815	3,532,328
Bunzl PLC	139,420	5,241,527
CK Hutchison Holdings Ltd.	1,431,500	6,990,137
Close Brothers Group PLC	15	91
Compass Group PLC	475,208	13,342,032
Direct Line Insurance Group PLC	219,470	602,772
Drax Group PLC	83,720	553,137
Dunelm Group PLC	24	340
easyJet PLC	186,149	1,101,032
Experian PLC	324,054	15,016,063
Halma PLC	51,424	1,472,043
HSBC Holdings PLC	365,240	3,255,340
IG Group Holdings PLC	12,051	124,666
IMI PLC	20,584	491,987
Imperial Brands PLC	264,643	6,576,146
Informa PLC	916,680	9,977,167
International Consolidated Airlines Group SA(a)	273,235	601,254
Intertek Group PLC	15,127	928,409
J Sainsbury PLC	32,042	113,603
Johnson Matthey PLC	159,087	3,563,758
London Stock Exchange Group PLC	66,026	7,739,341
Marks & Spencer Group PLC	669,821	2,591,355
Melrose Industries PLC	26,133	206,794
Pearson PLC	7,992	97,169
Reckitt Benckiser Group PLC	33,471	1,915,658
RELX PLC	296,544	13,008,461
Rolls-Royce Holdings PLC(a)	370,871	2,166,209
Schroders PLC	9,523	48,039
Smiths Group PLC	286,892	6,348,266
Spectris PLC	55,636	2,337,072
Standard Chartered PLC	129,544	1,290,335
Tesco PLC	4,519,164	17,976,777

6	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Unilever PLC	143,826	$7,876,354
Vodafone Group PLC	3,429,455	3,315,598

		197,932,116
United States — 5.0%
BP PLC	2,532,830	15,844,082
CRH PLC	137,869	10,880,131
GSK PLC	1,250,744	28,064,217
Shell PLC	906,840	32,732,175

		87,520,605

Total Long-Term Investments — 97.3% (Cost: $1,406,137,802)		1,700,418,778

Short-Term Securities

Money Market Funds — 3.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(f)(g)(h)	760,176	760,404
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 5.19%(f)(g)	60,864,854	60,864,854

Total Short-Term Securities — 3.5% (Cost: $61,625,258)		61,625,258

Total Investments — 100.8% (Cost: $1,467,763,060)		1,762,044,036
Liabilities in Excess of Other Assets — (0.8)%		(14,658,052)

Net Assets — 100.0%		$1,747,385,984

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $83,469, representing 0.0% of its net assets as of period end, and an original cost of $804,375.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/24	Shares Held at 05/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$760,485	(a)	$—		$(81)	$—	$760,404	760,176	$1,066	(b)	$—
BlackRock Liquidity Funds, T-Fund, Institutional Shares	39,104,394	21,760,460	(a)	—		—	—	60,864,854	60,864,854	1,680,755		—
SL Liquidity Series, LLC, Money Market Series(c)	2,613,380	—		(2,613,970	)(a)	783	(193)	—	—	17,141	(b)	—

						$702	$(193)	$61,625,258		$1,698,962		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

S C H E D U L E S O F I N V E S T M E N T S	7

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage International Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	333	06/21/24	$39,464	$202,528

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments

Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$202,528	$—	$—	$—	$202,528

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$2,714,451	$—	$—	$—	$ 2,714,451

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,478,871	$—	$—	$—	$ 1,478,871

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$32,494,748

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$89,389,668	$—	$89,389,668
Austria	—	9,394,736	—	9,394,736
Belgium	—	1,990,207	—	1,990,207
China	—	5,249,907	—	5,249,907
Denmark	—	72,352,438	—	72,352,438
Finland	—	7,205,734	—	7,205,734

8	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage International Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
France	$—	$159,661,696	$—	$159,661,696
Germany	—	175,298,982	—	175,298,982
Hong Kong	—	25,772,319	—	25,772,319
India	—	—	83,469	83,469
Ireland	—	6,763,853	—	6,763,853
Israel	—	5,232,676	—	5,232,676
Italy	9	48,888,525	—	48,888,534
Japan	110,943	388,945,724	—	389,056,667
Luxembourg	—	12,976,462	—	12,976,462
Netherlands	—	89,575,312	—	89,575,312
New Zealand	—	6,298,490	—	6,298,490
Norway	—	11,107,004	—	11,107,004
Portugal	—	2,347,244	—	2,347,244
Singapore	—	20,294,559	—	20,294,559
Spain	—	69,259,382	—	69,259,382
Sweden	—	63,178,595	—	63,178,595
Switzerland	37	143,588,086	—	143,588,123
United Kingdom	4,116,986	193,815,130	—	197,932,116
United States	—	87,520,605	—	87,520,605
Short-Term Securities
Money Market Funds	61,625,258	—	—	61,625,258

	$65,853,233	$1,696,107,334	$83,469	$1,762,044,036

Derivative Financial Instruments(a)
Assets
Equity Contracts	$202,528	$—	$—	$202,528

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	9

Schedule of Investments May 31, 2024	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.7%
Lockheed Martin Corp	17,348	$ 8,159,458

Air Freight & Logistics — 0.0%
Expeditors International of Washington, Inc.	1,640	198,276

Automobiles — 1.1%
General Motors Co.	10,250	461,148
Tesla, Inc.(a)	74,468	13,261,261

		13,722,409

Beverages — 0.2%
Monster Beverage Corp.(a)	41,792	2,169,841
PepsiCo, Inc.	4,241	733,269

		2,903,110

Biotechnology — 4.1%
AbbVie, Inc.	71,513	11,530,756
Alnylam Pharmaceuticals, Inc.(a)	5,462	810,725
Amgen, Inc.	10,070	3,079,909
Biogen, Inc.(a)	10,095	2,270,769
Exelixis, Inc.(a)	50,564	1,096,733
Gilead Sciences, Inc.	241,207	15,502,374
Incyte Corp.(a)	117,710	6,802,461
Neurocrine Biosciences, Inc.(a)	40,238	5,448,628
Sarepta Therapeutics, Inc.(a)	860	111,680
United Therapeutics Corp.(a)	6,989	1,922,884
Vertex Pharmaceuticals, Inc.(a)	3,960	1,803,146

		50,380,065

Broadline Retail — 5.2%
Amazon.com, Inc.(a)	337,258	59,505,801
MercadoLibre, Inc.(a)	2,174	3,751,411

		63,257,212

Building Products — 0.1%
Advanced Drainage Systems, Inc.	4,058	704,023
Builders FirstSource, Inc.(a)	5,422	871,803

		1,575,826

Capital Markets — 0.8%
MSCI, Inc., Class A	236	116,863
Nasdaq, Inc.	62,074	3,664,228
S&P Global, Inc.	13,890	5,938,114

		9,719,205

Chemicals — 0.0%
Cabot Corp.	1	102

Commercial Services & Supplies — 1.6%
Cintas Corp.	18,487	12,533,632
Waste Connections, Inc.	2,954	485,401
Waste Management, Inc.	28,736	6,055,537

		19,074,570

Communications Equipment — 0.1%
Arista Networks, Inc.(a)	3,105	924,203

Construction & Engineering — 0.2%
EMCOR Group, Inc.	3,748	1,456,698
Quanta Services, Inc.	2,398	661,704

		2,118,402

Consumer Staples Distribution & Retail — 1.4%
Costco Wholesale Corp.	21,262	17,219,881

Distributors — 0.2%
Pool Corp.	6,446	2,343,443

Security	Shares	Value

Electrical Equipment — 0.0%
AMETEK, Inc.	3,232	$ 548,083

Electronic Equipment, Instruments & Components — 0.9%
TE Connectivity Ltd.	77,081	11,539,026

Entertainment — 1.4%
Electronic Arts, Inc.	1,727	229,484
Netflix, Inc.(a)	18,485	11,860,345
Spotify Technology SA(a)	17,568	5,213,831

		17,303,660

Financial Services — 4.6%
Mastercard, Inc., Class A	71,537	31,982,047
Visa, Inc., Class A	89,433	24,366,915

		56,348,962

Ground Transportation — 1.2%
Old Dominion Freight Line, Inc.	40,900	7,167,725
Uber Technologies, Inc.(a)	115,266	7,441,573

		14,609,298

Health Care Equipment & Supplies — 1.1%
Dexcom, Inc.(a)	42,644	5,064,828
IDEXX Laboratories, Inc.(a)	3,021	1,501,286
Intuitive Surgical, Inc.(a)	2,819	1,133,576
Stryker Corp.	18,244	6,222,846

		13,922,536

Health Care Providers & Services — 2.2%
Cardinal Health, Inc.	87,391	8,675,305
Elevance Health, Inc.	13,982	7,529,027
UnitedHealth Group, Inc.	21,070	10,437,446

		26,641,778

Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc.	2,850	10,762,598
Boyd Gaming Corp.	55,976	2,984,640
Carnival Corp.(a)	61,013	920,076
Domino’s Pizza, Inc.	5,806	2,952,815
McDonald’s Corp.	12,037	3,116,259
MGM Resorts International(a)	55,088	2,212,885

		22,949,273

Household Durables — 0.9%
DR Horton, Inc.	38,313	5,662,661
Toll Brothers, Inc.	43,129	5,246,212

		10,908,873

Household Products — 0.5%
Kimberly-Clark Corp.	50,756	6,765,775

Insurance — 0.7%
Marsh & McLennan Cos., Inc.	4,009	832,188
Progressive Corp. (The)	39,729	8,389,970

		9,222,158

Interactive Media & Services — 10.6%
Alphabet, Inc., Class A(a)	119,420	20,599,950
Alphabet, Inc., Class C, NVS(a)	228,917	39,822,401
Meta Platforms, Inc., Class A	129,484	60,447,016
Pinterest, Inc., Class A(a)	145,931	6,054,677
Snap, Inc., Class A, NVS(a)	195,735	2,939,940

		129,863,984

IT Services — 0.8%
Accenture PLC, Class A	562	158,647
Akamai Technologies, Inc.(a)	24,358	2,246,782
Amdocs Ltd.	12,747	1,007,013
Cognizant Technology Solutions Corp., Class A	16,391	1,084,265

10	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
EPAM Systems, Inc.(a)	3,036	$ 540,195
GoDaddy, Inc., Class A(a)	2,015	281,354
Snowflake, Inc., Class A(a)	11,375	1,549,048
VeriSign, Inc.(a)	20,021	3,490,061

		10,357,365

Leisure Products — 0.0%
Mattel, Inc.(a)	8,381	149,098

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	1,740	226,914
Thermo Fisher Scientific, Inc.	6,238	3,543,059

		3,769,973

Machinery — 1.4%
Oshkosh Corp.	21,381	2,431,661
Otis Worldwide Corp.	21,818	2,164,345
Parker-Hannifin Corp.	24,863	13,215,182

		17,811,188

Media — 0.7%
Comcast Corp., Class A	212,816	8,519,024

Metals & Mining — 0.1%
Nucor Corp.	6,672	1,126,567

Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	25,442	2,332,523

Passenger Airlines — 0.1%
American Airlines Group, Inc.(a)	55,892	642,758

Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	12,193	501,010
Eli Lilly & Co.	50,479	41,409,943
Merck & Co., Inc.	45,499	5,711,945
Zoetis, Inc., Class A	1,518	257,392

		47,880,290

Semiconductors & Semiconductor Equipment — 15.8%
Advanced Micro Devices, Inc.(a)	134,260	22,407,994
Applied Materials, Inc.	38,477	8,275,633
Broadcom, Inc.	31,260	41,530,473
Cirrus Logic, Inc.(a)	39,406	4,519,868
Lam Research Corp.	17,770	16,569,459
Micron Technology, Inc.	17,812	2,226,500
Monolithic Power Systems, Inc.	11,749	8,642,917
NVIDIA Corp.	65,437	71,740,546
QUALCOMM, Inc.	90,493	18,465,097

		194,378,487

Software — 17.9%
Adobe, Inc.(a)	33,448	14,876,332
Atlassian Corp., Class A(a)	12,816	2,010,318
Cadence Design Systems, Inc.(a)	1,297	371,344
Crowdstrike Holdings, Inc., Class A(a)	29,485	9,248,560
Fortinet, Inc.(a)	68,047	4,036,548
FreedomPay, Inc.(a)(b)	43,051	622,087
HubSpot, Inc.(a)	835	510,227
Manhattan Associates, Inc.(a)	37,416	8,214,309

Security	Shares	Value

Software (continued)
Microsoft Corp.	377,310	$ 156,632,700
Salesforce, Inc.	11,411	2,675,195
ServiceNow, Inc.(a)	15,387	10,108,182
Smartsheet, Inc., Class A(a)	80,533	2,979,721
Synopsys, Inc.(a)	8,257	4,630,526
Teradata Corp.(a)	48,489	1,581,226
Workday, Inc., Class A(a)	1,225	259,026
Zscaler, Inc.(a)	5,753	977,780

		219,734,081

Specialized REITs — 0.2%
Equinix, Inc.	2,822	2,153,130

Specialty Retail — 3.3%
AutoNation, Inc.(a)	12,088	2,057,982
Home Depot, Inc. (The)	89,130	29,846,963
O’Reilly Automotive, Inc.(a)	1,918	1,847,533
Penske Automotive Group, Inc.	10,506	1,597,963
Ross Stores, Inc.	14,969	2,092,067
TJX Cos., Inc. (The)	10,954	1,129,357
Ulta Beauty, Inc.(a)	4,530	1,789,758

		40,361,623

Technology Hardware, Storage & Peripherals — 11.0%
Apple Inc.	644,591	123,922,620
Super Micro Computer, Inc.(a)	13,540	10,622,265

		134,544,885

Textiles, Apparel & Luxury Goods — 0.7%
NIKE, Inc., Class B	87,689	8,334,839

Trading Companies & Distributors — 0.7%
Watsco, Inc.	7,464	3,544,653
WESCO International, Inc.	7,755	1,391,945
WW Grainger, Inc.	3,421	3,152,315

		8,088,913

Total Long-Term Investments — 98.8% (Cost: $719,103,129)		1,212,404,312

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 5.19%(c)(d)	11,949,669	11,949,669

Total Short-Term Securities — 1.0% (Cost: $11,949,669)		11,949,669

Total Investments — 99.8% (Cost: $731,052,798)		1,224,353,981
Other Assets Less Liabilities — 0.2%		2,306,925

Net Assets — 100.0%		$ 1,226,660,906

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E S O F I N V E S T M E N T S	11

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Large Cap Growth Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/24	Shares Held at 05/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—		$(603	)(b)	$603	$—	$—	—	$2,732	(c)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	6,109,397	5,840,272	(b)	—		—	—	11,949,669	11,949,669	533,342		—
SL Liquidity Series, LLC, Money Market Series(a)	12,171,918	—		(12,170,884	)(b)	(2,216)	1,182	—	—	114,435	(c)	—

						$(1,613)	$1,182	$11,949,669		$650,509		$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
NASDAQ 100 E-Mini Index	41	06/21/24	$15,245	$ 288,745

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$288,745	$—	$—	$—	$ 288,745

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$2,866,512	$—	$—	$—	$2,866,512

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(118,383)	$—	$—	$—	$(118,383)

12	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Large Cap Growth Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$12,753,091

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,211,782,225	$—	$622,087	$ 1,212,404,312
Short-Term Securities
Money Market Funds	11,949,669	—	—	11,949,669

	$1,223,731,894	$—	$622,087	$ 1,224,353,981

Derivative Financial Instruments(a)
Assets
Equity Contracts	$288,745	$—	$—	$ 288,745

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments May 31, 2024	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.7%
BWX Technologies, Inc.	8,329	$ 767,351
Cadre Holdings, Inc.	21,581	708,720
Ducommun, Inc.(a)	72,150	4,197,687
Huntington Ingalls Industries, Inc.	34,809	8,810,158
Loar Holdings, Inc.(a)	3,721	211,985
Moog, Inc., Class A	39,784	6,740,603
V2X, Inc.(a)	37,636	1,810,668

		23,247,172

Air Freight & Logistics — 0.1%
GXO Logistics, Inc.(a)	64,838	3,256,813
Hub Group, Inc., Class A	13,118	566,041

		3,822,854

Automobile Components — 2.2%
Adient PLC(a)	586,077	16,550,814
Cooper-Standard Holdings, Inc.(a)	79,987	1,055,828
Dana, Inc	1,044,833	14,690,352
Gentherm, Inc.(a)	37,050	1,998,477
Goodyear Tire & Rubber Co. (The)(a)	330,014	4,062,472
Lear Corp.	47,332	5,933,066
Modine Manufacturing Co.(a)	70,840	7,149,173
Motorcar Parts of America, Inc.(a)	16,899	86,016
Patrick Industries, Inc.	55,686	6,381,616
Standard Motor Products, Inc.	73,287	2,250,644
Visteon Corp.(a)	165,135	18,391,085

		78,549,543

Banks — 7.0%
Amalgamated Financial Corp.	246,639	6,235,034
Ameris Bancorp	78,935	3,942,803
Axos Financial, Inc.(a)(b)	72,885	3,926,315
Bank of Marin Bancorp	61,052	938,980
BankFinancial Corp.	40,446	408,909
Business First Bancshares, Inc.	70,423	1,510,573
Byline Bancorp, Inc.	96,773	2,235,456
Capital City Bank Group, Inc.	181,245	4,922,614
Capitol Federal Financial, Inc.	166,579	861,213
Civista Bancshares, Inc.	11,062	158,518
Coastal Financial Corp.(a)	43,990	1,950,517
Community Trust Bancorp, Inc.	52,385	2,205,932
ConnectOne Bancorp, Inc.	162,257	3,024,470
Cullen/Frost Bankers, Inc.	15,350	1,559,253
Customers Bancorp, Inc.(a)	38,505	1,744,277
Dime Community Bancshares, Inc.	46,661	861,829
Eagle Bancorp, Inc.	27,856	502,244
Eastern Bankshares, Inc.	55,763	763,953
Enterprise Bancorp, Inc.	19,941	501,516
Enterprise Financial Services Corp.	242,590	9,385,807
FB Financial Corp.	258,589	9,567,793
Financial Institutions, Inc.	63,249	1,113,815
First Bancshares, Inc. (The)	140,957	3,573,260
First Busey Corp.	114,412	2,586,855
First Business Financial Services, Inc.	45,644	1,552,352
First Community Bankshares, Inc.	62,503	2,171,354
First Financial Bankshares, Inc.	116,600	3,495,668
First Financial Corp.	56,705	2,100,353
First Financial Northwest, Inc.	53,811	1,143,484
First Foundation, Inc.	72,620	429,910
First Internet Bancorp	62,273	1,834,563
First Interstate BancSystem, Inc., Class A	304,826	8,090,082
First United Corp.	27,487	550,839
Flushing Financial Corp.	29,696	377,733

Security	Shares	Value

Banks (continued)
Hancock Whitney Corp.	468,394	$ 21,888,052
HBT Financial, Inc.	158,747	3,095,566
Heartland Financial U.S.A., Inc.	116,298	5,112,460
Heritage Commerce Corp.	667,385	5,439,188
Heritage Financial Corp.	34,073	617,743
HomeTrust Bancshares, Inc.	120,731	3,333,383
Hope Bancorp, Inc.	22,509	237,020
Horizon Bancorp, Inc.	560,534	6,849,725
Independent Bank Corp.	114,459	2,868,343
Independent Bank Group, Inc.	48,794	2,246,476
Live Oak Bancshares, Inc.	18,605	641,500
MainStreet Bancshares, Inc.	9,353	158,066
Mercantile Bank Corp.	56,845	2,177,732
Mid Penn Bancorp, Inc.	63,296	1,354,534
Midland States Bancorp, Inc.	331,835	7,539,291
MidWestOne Financial Group, Inc.	16,062	343,887
MVB Financial Corp.	7,875	147,499
National Bank Holdings Corp., Class A	39,476	1,439,690
Northrim BanCorp, Inc.	107,875	6,300,979
OceanFirst Financial Corp.	839,519	12,634,761
Origin Bancorp, Inc.	65,318	2,042,494
Peapack-Gladstone Financial Corp.	77,677	1,685,591
Premier Financial Corp.	324,483	6,395,560
Primis Financial Corp.	4,735	49,670
Prosperity Bancshares, Inc.	33,365	2,078,640
Provident Financial Services, Inc.	481,474	6,933,226
Republic Bancorp, Inc., Class A	30,740	1,592,025
Riverview Bancorp, Inc.	207,936	887,887
Sandy Spring Bancorp, Inc.	248,300	5,820,152
ServisFirst Bancshares, Inc.	28,475	1,759,755
Shore Bancshares, Inc.	129,815	1,468,208
Sierra Bancorp	79,426	1,669,535
SmartFinancial, Inc.	40,044	926,618
South Plains Financial, Inc.	78,203	2,123,211
Southern First Bancshares, Inc.(a)	48,173	1,323,312
Stellar Bancorp, Inc.	18,383	415,272
Third Coast Bancshares, Inc.(a)	5,742	121,099
Timberland Bancorp, Inc.	6,143	152,039
UMB Financial Corp.	78,390	6,462,472
United Bankshares, Inc.	42,795	1,388,270
Univest Financial Corp.	174,877	3,812,319
Valley National Bancorp	1,127,884	8,041,813
Veritex Holdings, Inc.	61,981	1,264,412
WaFd, Inc.	85,257	2,388,049
Washington Trust Bancorp, Inc.	202,648	5,319,510
WesBanco, Inc.	295,835	8,165,046
Western New England Bancorp, Inc.	6,620	44,420

		244,984,774

Beverages — 1.0%
Boston Beer Co., Inc. (The), Class A(a)	11,690	3,666,803
Coca-Cola Consolidated, Inc.	1,380	1,353,835
MGP Ingredients, Inc.	55,974	4,344,702
National Beverage Corp.(a)	75,866	3,505,009
Primo Water Corp.	939,834	21,202,655

		34,073,004

Biotechnology — 8.0%
4D Molecular Therapeutics, Inc.(a)(b)	60,885	1,459,413
ACADIA Pharmaceuticals, Inc.(a)	298,556	4,508,196
ADMA Biologics, Inc.(a)	87,101	831,815
Agios Pharmaceuticals, Inc.(a)(b)	37,126	1,349,159
Alector, Inc.(a)	638,750	3,142,650
Alkermes PLC(a)(b)	75,151	1,758,533

14	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Allogene Therapeutics, Inc.(a)(b)	317,760	$ 794,400
ALX Oncology Holdings, Inc.(a)	42,495	451,722
Amicus Therapeutics, Inc.(a)	432,765	4,241,097
Anika Therapeutics, Inc.(a)	36,521	936,764
Apellis Pharmaceuticals, Inc.(a)	13,207	518,375
Arcellx, Inc.(a)	21,925	1,140,100
Arcturus Therapeutics Holdings, Inc.(a)	101,913	3,955,244
Arcus Biosciences, Inc.(a)	195,279	2,942,855
Ardelyx, Inc.(a)	72,568	497,816
Arrowhead Pharmaceuticals, Inc.(a)	71,108	1,631,929
ARS Pharmaceuticals, Inc.(a)	65	577
Atossa Therapeutics, Inc.(a)	246,842	320,895
Avidity Biosciences, Inc.(a)	18,128	486,918
Beam Therapeutics, Inc.(a)(b)	182,930	4,357,393
BioCryst Pharmaceuticals, Inc.(a)	472,611	3,053,067
Blueprint Medicines Corp.(a)	113,750	12,007,450
Bridgebio Pharma, Inc.(a)	80,523	2,255,449
Cabaletta Bio, Inc.(a)	9,400	95,786
CareDx, Inc.(a)	306,684	3,989,959
Catalyst Pharmaceuticals, Inc.(a)	280,784	4,540,277
Cerevel Therapeutics Holdings, Inc.(a)	14,020	571,175
Chinook Therapeutics, Inc., CVR(a)(c)	35,990	15,836
Coherus Biosciences, Inc.(a)(b)	945,290	1,720,428
Crinetics Pharmaceuticals, Inc.(a)	15,553	690,709
Cyclo Therapeutics, Inc.(a)	623	797
Cytokinetics, Inc.(a)(b)	94,903	4,603,745
Deciphera Pharmaceuticals, Inc.(a)	72,300	1,846,542
Denali Therapeutics, Inc.(a)	491,629	9,124,634
Dynavax Technologies Corp.(a)	353,393	4,237,182
Dyne Therapeutics, Inc.(a)	109,741	3,498,543
Editas Medicine, Inc.(a)	269,193	1,399,804
Emergent BioSolutions, Inc.(a)	929,759	5,299,626
Enanta Pharmaceuticals, Inc.(a)	104,837	1,307,317
Exelixis, Inc.(a)	77,246	1,675,466
Fate Therapeutics, Inc.(a)	831,258	3,059,029
Halozyme Therapeutics, Inc.(a)(b)	96,336	4,266,721
Ideaya Biosciences, Inc.(a)	82,242	3,005,945
Immunovant, Inc.(a)	6,509	165,264
Incyte Corp.(a)	108,345	6,261,258
Insmed, Inc.(a)(b)	121,700	6,699,585
Intellia Therapeutics, Inc.(a)	338,236	7,231,486
Ionis Pharmaceuticals, Inc.(a)	143,974	5,409,103
Iovance Biotherapeutics, Inc.(a)	87,360	775,757
Ironwood Pharmaceuticals, Inc., Class A(a)	89,502	563,863
iTeos Therapeutics, Inc.(a)	405,245	6,783,801
Jounce Therapeutics, Inc., CVR(a)	10,334	91
Karyopharm Therapeutics, Inc.(a)	702,009	680,317
Kezar Life Sciences, Inc.(a)	61,112	42,412
Kiniksa Pharmaceuticals Ltd., Class A(a)	363,124	6,902,987
Kodiak Sciences, Inc.(a)	516,263	1,641,716
Kronos Bio, Inc.(a)	43,065	34,021
Krystal Biotech, Inc.(a)	7,110	1,137,955
Kura Oncology, Inc.(a)	348,713	7,186,975
Kymera Therapeutics, Inc.(a)	90,841	2,916,904
Madrigal Pharmaceuticals, Inc.(a)	4,529	1,069,569
MiMedx Group, Inc.(a)	130,791	935,156
Myriad Genetics, Inc.(a)	182,509	4,153,905
Natera, Inc.(a)	56,228	5,989,969
NextCure, Inc.(a)	169,789	261,475
Nkarta, Inc.(a)	37,346	253,579
Nurix Therapeutics, Inc.(a)	123,123	1,939,187
Olema Pharmaceuticals, Inc.(a)	144,694	1,400,638

Security	Shares	Value

Biotechnology (continued)
Organogenesis Holdings, Inc., Class A(a)	42,912	$ 118,008
Passage Bio, Inc.(a)(b)	143,703	163,821
PMV Pharmaceuticals, Inc.(a)	280,445	510,410
Poseida Therapeutics, Inc.(a)	146,029	436,627
Protagonist Therapeutics, Inc.(a)	15,084	424,615
Prothena Corp. PLC(a)(b)	64,496	1,342,162
PTC Therapeutics, Inc.(a)	231,565	8,419,703
Puma Biotechnology, Inc.(a)	215,312	828,951
Recursion Pharmaceuticals, Inc., Class A(a)	87,223	722,206
REGENXBIO, Inc.(a)	253,990	3,644,756
Relay Therapeutics, Inc.(a)	386,778	2,479,247
Replimune Group, Inc.(a)	95,931	505,556
REVOLUTION Medicines, Inc.(a)	103,266	3,958,186
Rhythm Pharmaceuticals, Inc.(a)	12,171	434,261
Rigel Pharmaceuticals, Inc.(a)	722,952	706,902
Sana Biotechnology, Inc.(a)	121,544	911,580
Sangamo Therapeutics, Inc.(a)	1,579,197	891,299
Sarepta Therapeutics, Inc.(a)	22,666	2,943,407
Scholar Rock Holding Corp.(a)	65,635	616,313
SpringWorks Therapeutics, Inc.(a)	26,038	1,079,535
Sutro Biopharma, Inc.(a)	337,853	1,427,429
Syndax Pharmaceuticals, Inc.(a)	343,349	6,616,335
TG Therapeutics, Inc.(a)	279,884	4,562,109
Travere Therapeutics, Inc.(a)(b)	558,193	4,141,792
Twist Bioscience Corp.(a)(b)	188,819	7,911,516
Ultragenyx Pharmaceutical, Inc.(a)	75,931	3,047,870
United Therapeutics Corp.(a)	14,757	4,060,093
Vanda Pharmaceuticals, Inc.(a)	652,206	3,332,773
Vaxcyte, Inc.(a)	92,866	6,525,694
Veracyte, Inc.(a)(b)	320,247	6,645,125
Vericel Corp.(a)(b)	91,546	4,366,744
Viking Therapeutics, Inc.(a)	133,529	8,313,516
Vir Biotechnology, Inc.(a)	354,493	3,640,643
Voyager Therapeutics, Inc.(a)	81,729	686,524
Xencor, Inc.(a)	316,775	7,526,574

		281,970,593

Broadline Retail — 0.6%
Dillard’s, Inc., Class A	6,037	2,700,652
Kohl’s Corp.	374,731	8,390,227
Macy’s, Inc.	145,522	2,834,768
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	91,469	7,539,790

		21,465,437

Building Products — 1.9%
American Woodmark Corp.(a)(b)	83,622	7,200,690
Apogee Enterprises, Inc.	56,753	3,687,242
AZEK Co., Inc. (The), Class A(a)	81,419	3,904,855
Builders FirstSource, Inc.(a)	5,814	934,833
Caesarstone Ltd.(a)	73,216	437,832
Gibraltar Industries, Inc.(a)	153,204	11,560,774
Janus International Group, Inc.(a)	511,754	7,103,145
JELD-WEN Holding, Inc.(a)(b)	481,062	7,461,272
UFP Industries, Inc.	205,668	24,573,213
Zurn Elkay Water Solutions Corp.	19,102	598,084

		67,461,940

Capital Markets — 2.1%
Artisan Partners Asset Management, Inc., Class A	85,209	3,751,752
AssetMark Financial Holdings, Inc.(a)	82,242	2,828,302
Brightsphere Investment Group, Inc.	52,587	1,165,854
Cohen & Steers, Inc.	17,640	1,239,916
Donnelley Financial Solutions, Inc.(a)	26,496	1,615,196
Evercore, Inc., Class A	83,070	16,858,226

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Federated Hermes, Inc., Class B	223,782	$ 7,422,849
GCM Grosvenor, Inc., Class A	28,392	285,340
Hamilton Lane, Inc., Class A	88,121	11,058,304
Houlihan Lokey, Inc., Class A	90,601	12,262,845
Invesco Ltd.	217,769	3,421,151
Oppenheimer Holdings, Inc., Class A, NVS	10,738	490,512
Patria Investments Ltd., Class A	98,549	1,281,137
PJT Partners, Inc., Class A	24,618	2,626,002
SEI Investments Co.	32,253	2,183,851
Victory Capital Holdings, Inc., Class A	135,031	7,025,663

		75,516,900

Chemicals — 1.8%
Alto Ingredients, Inc.(a)	77,029	117,084
Cabot Corp.	150,944	15,441,571
Huntsman Corp.	140,683	3,488,938
Ingevity Corp.(a)	21,636	1,056,919
Innospec, Inc.	36,874	4,823,119
Koppers Holdings, Inc.	7,767	344,311
Minerals Technologies, Inc.	120,141	10,422,232
Mosaic Co. (The)	484,847	14,996,318
Quaker Chemical Corp.	57,046	10,345,292
Rayonier Advanced Materials, Inc.(a)	215,502	1,217,586

		62,253,370

Commercial Services & Supplies — 0.7%
ABM Industries, Inc.	62,626	2,960,331
BrightView Holdings, Inc.(a)(b)	307,279	4,243,523
CECO Environmental Corp.(a)	58,294	1,459,099
CoreCivic, Inc.(a)	309,538	4,968,085
Healthcare Services Group, Inc.(a)	360,667	3,887,990
Li-Cycle Holdings Corp.(a)	199,351	102,606
Steelcase, Inc., Class A	383,952	5,244,784

		22,866,418

Communications Equipment — 0.4%
Calix, Inc.(a)	242,608	8,661,106
NETGEAR, Inc.(a)	364,514	5,033,938
Viasat, Inc.(a)	26,934	454,915

		14,149,959

Construction & Engineering — 3.3%
Comfort Systems U.S.A., Inc.(b)	58,650	19,198,491
Construction Partners, Inc., Class A(a)(b)	69,670	4,055,491
EMCOR Group, Inc.	64,677	25,137,363
Fluor Corp.(a)	358,938	15,577,909
MasTec, Inc.(a)	75,317	8,454,333
Matrix Service Co.(a)	65,662	793,197
MYR Group, Inc.(a)(b)	89,890	13,938,344
Primoris Services Corp.	297,732	16,303,804
Sterling Infrastructure, Inc.(a)	62,247	7,648,289
Tutor Perini Corp.(a)	207,253	4,572,001

		115,679,222

Construction Materials — 0.1%
Summit Materials, Inc., Class A(a)	133,632	5,163,541

Consumer Finance — 1.7%
Enova International, Inc.(a)	272,559	16,803,262
EZCORP, Inc., Class A, NVS(a)(b)	959,262	10,062,658
FirstCash Holdings, Inc.	122,892	14,491,425
LendingTree, Inc.(a)	69,319	2,980,024
OneMain Holdings, Inc.	143,155	7,031,774
Oportun Financial Corp.(a)	49,135	166,076

Security	Shares	Value

Consumer Finance (continued)
PROG Holdings, Inc.	154,172	$ 5,826,160
Regional Management Corp.	98,756	2,715,790

		60,077,169

Consumer Staples Distribution & Retail — 0.6%
Andersons, Inc. (The)	50,837	2,660,808
Performance Food Group Co.(a)	146,645	10,206,492
PriceSmart, Inc.	52,452	4,413,836
SpartanNash Co.	63,074	1,239,404
Sprouts Farmers Market, Inc.(a)	37,513	2,962,777

		21,483,317

Diversified Consumer Services — 1.4%
American Public Education, Inc.(a)	72,676	1,264,562
Chegg, Inc.(a)	304,518	1,166,304
Duolingo, Inc., Class A(a)	8,121	1,554,359
Frontdoor, Inc.(a)	491,859	17,397,053
Laureate Education, Inc., Class A	1,589,048	24,884,492
OneSpaWorld Holdings Ltd.(a)	134,696	2,094,523
Strategic Education, Inc.	22,530	2,555,353

		50,916,646

Diversified REITs — 0.4%
American Assets Trust, Inc.	569,713	12,391,258
Armada Hoffler Properties, Inc.	128,029	1,451,849
Empire State Realty Trust, Inc., Class A	115,407	1,099,828

		14,942,935

Diversified Telecommunication Services — 0.3%
Bandwidth, Inc., Class A(a)	215,238	4,332,741
IDT Corp., Class B	27,001	1,094,350
Iridium Communications, Inc.	16,682	502,295
Liberty Latin America Ltd., Class A(a)	36,895	334,638
Lumen Technologies, Inc.(a)	258,248	333,140
Ooma, Inc.(a)	418,637	3,617,024

		10,214,188

Electric Utilities — 0.4%
ALLETE, Inc.	85,440	5,395,536
PNM Resources, Inc.	187,564	7,191,204

		12,586,740

Electrical Equipment — 1.6%
Acuity Brands, Inc.	23,647	6,138,998
Allient, Inc.	25,090	679,939
Atkore, Inc.	122,613	18,655,568
Encore Wire Corp.	34,973	10,097,754
EnerSys	164,835	17,775,807
NEXTracker, Inc., Class A(a)	33,101	1,826,182

		55,174,248

Electronic Equipment, Instruments & Components — 4.3%
Avnet, Inc.	381,177	20,812,264
Badger Meter, Inc.	17,822	3,438,933
Benchmark Electronics, Inc.	204,200	8,794,894
ePlus, Inc.(a)	35,254	2,638,409
Fabrinet(a)	51,360	12,302,261
FARO Technologies, Inc.(a)	20,570	385,276
Flex Ltd.(a)	300,457	9,954,140
Insight Enterprises, Inc.(a)(b)	41,544	8,121,852
Itron, Inc.(a)	163,914	17,628,951
Kimball Electronics, Inc.(a)	53,814	1,233,417
OSI Systems, Inc.(a)	24,458	3,515,593
PC Connection, Inc.	183,574	12,416,945
Plexus Corp.(a)	31,133	3,428,989
Sanmina Corp.(a)	363,193	24,893,248

16	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
ScanSource, Inc.(a)	80,001	$ 3,794,448
TD SYNNEX Corp.	69,748	9,125,828
TTM Technologies, Inc.(a)	486,965	9,057,549

		151,542,997

Energy Equipment & Services — 1.6%
Archrock, Inc.	359,604	7,278,385
Borr Drilling Ltd.	248,467	1,711,938
Helix Energy Solutions Group, Inc.(a)	293,786	3,381,477
Helmerich & Payne, Inc.	156,489	5,955,971
Liberty Energy, Inc., Class A	346,809	8,562,714
NOV, Inc.	316,151	5,949,962
Oil States International, Inc.(a)	490,918	2,194,404
Patterson-UTI Energy, Inc.	628,178	6,922,522
ProPetro Holding Corp.(a)	1,186,270	11,364,467
RPC, Inc.	115,768	790,695
Solaris Oilfield Infrastructure, Inc., Class A	131,446	1,204,045
U.S. Silica Holdings, Inc.(a)	101,621	1,574,109

		56,890,689

Entertainment — 0.3%
Eros Media World PLC, Class A(a)	23,977	2
Eventbrite, Inc., Class A(a)	311,358	1,550,563
Lions Gate Entertainment Corp., Class A(a)(b)	89,712	745,507
Lions Gate Entertainment Corp., Class B, NVS(a)	64,629	498,936
Marcus Corp. (The)	28,724	305,910
Roku, Inc., Class A(a)	132,687	7,616,234

		10,717,152

Financial Services — 1.9%
Enact Holdings, Inc.	20,094	617,087
Euronet Worldwide, Inc.(a)(b)	107,786	12,565,692
NMI Holdings, Inc., Class A(a)	308,093	10,222,525
Pagseguro Digital Ltd., Class A(a)	1,641,375	20,106,844
Repay Holdings Corp., Class A(a)	281,779	2,744,527
StoneCo Ltd., Class A(a)	1,368,164	18,935,390

		65,192,065

Food Products — 1.0%
Cal-Maine Foods, Inc.	102,710	6,334,126
Fresh Del Monte Produce, Inc.	57,477	1,342,663
John B. Sanfilippo & Son, Inc.	2,309	232,816
Lancaster Colony Corp.	43,778	8,120,819
Pilgrim’s Pride Corp.(a)	60,059	2,157,920
Simply Good Foods Co. (The)(a)	47,020	1,809,800
SunOpta, Inc.(a)	469,914	2,824,183
Vital Farms, Inc.(a)	340,254	14,079,710

		36,902,037

Gas Utilities — 1.1%
Brookfield Infrastructure Corp., Class A	219,091	7,547,685
New Jersey Resources Corp.	374,786	16,288,200
ONE Gas, Inc.	140,005	8,628,508
UGI Corp.	312,292	7,950,954

		40,415,347

Ground Transportation — 0.2%
Covenant Logistics Group, Inc., Class A	128,376	6,101,711

Health Care Equipment & Supplies — 1.7%
Accuray, Inc.(a)	326,532	577,962
AngioDynamics, Inc.(a)	233,676	1,474,496
Artivion, Inc.(a)	110,374	2,604,826
AtriCure, Inc.(a)	70,601	1,591,347
Atrion Corp.	1,819	837,195
Axonics, Inc.(a)	64,355	4,317,577

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Cerus Corp.(a)	236,096	$ 422,612
CONMED Corp.	6,902	527,589
Enovis Corp.(a)	17,177	863,488
Envista Holdings Corp.(a)	417,027	8,073,643
ICU Medical, Inc.(a)	2,214	235,437
Inari Medical, Inc.(a)	20,362	1,018,100
Inmode Ltd.(a)	98,455	1,883,444
Inspire Medical Systems, Inc.(a)(b)	11,202	1,778,766
Insulet Corp.(a)	11,344	2,010,043
iRadimed Corp.	25,490	1,082,560
Lantheus Holdings, Inc.(a)	95,356	7,802,981
LeMaitre Vascular, Inc.	48,486	3,824,576
Merit Medical Systems, Inc.(a)	16,461	1,335,810
Nevro Corp.(a)	62,187	581,448
Omnicell, Inc.(a)	78,409	2,555,349
OraSure Technologies, Inc.(a)	462,792	2,189,006
Penumbra, Inc.(a)	30,070	5,697,363
SI-BONE, Inc.(a)	83,812	1,177,559
Tactile Systems Technology, Inc.(a)	224,110	2,852,920
Varex Imaging Corp.(a)(b)	191,790	2,963,155

		60,279,252

Health Care Providers & Services — 2.6%
Accolade, Inc.(a)	92,580	655,466
AdaptHealth Corp.(a)	20,586	195,155
Addus HomeCare Corp.(a)	51,190	5,877,124
Alignment Healthcare, Inc.(a)	76,719	604,546
AMN Healthcare Services, Inc.(a)	24,266	1,357,440
Aveanna Healthcare Holdings, Inc.(a)	135,239	352,974
Brookdale Senior Living, Inc.(a)	251,702	1,688,921
Castle Biosciences, Inc.(a)	77,507	1,802,813
CorVel Corp.(a)	10,145	2,433,278
Cross Country Healthcare, Inc.(a)(b)	84,895	1,283,613
Ensign Group, Inc. (The)	103,416	12,538,156
Fulgent Genetics, Inc.(a)	20,939	432,390
Guardant Health, Inc.(a)	235,115	6,371,617
HealthEquity, Inc.(a)	57,618	4,706,238
Hims & Hers Health, Inc., Class A(a)	380,626	7,391,757
NeoGenomics, Inc.(a)(b)	68,793	943,152
Option Care Health, Inc.(a)	88,821	2,648,642
PetIQ, Inc., Class A(a)	184,878	3,838,067
Privia Health Group, Inc.(a)	383,874	6,667,891
Progyny, Inc.(a)	483,059	13,018,440
Quipt Home Medical Corp.(a)	62,518	210,061
RadNet, Inc.(a)	128,288	7,522,808
Select Medical Holdings Corp.	24,279	838,840
Surface Oncology, Inc., CVR(a)	58,721	5,515
Surgery Partners, Inc.(a)	159,425	4,400,130
Universal Health Services, Inc., Class B	8,419	1,597,926
Viemed Healthcare, Inc.(a)	178,715	1,324,278

		90,707,238

Health Care REITs — 0.0%
Diversified Healthcare Trust	298,237	724,716

Health Care Technology — 0.6%
American Well Corp., Class A(a)	1,088,977	464,884
Evolent Health, Inc., Class A(a)	13,914	294,838
Health Catalyst, Inc.(a)	217,392	1,441,309
HealthStream, Inc.	27,652	754,623
Phreesia, Inc.(a)	326,199	6,171,685
Teladoc Health, Inc.(a)(b)	1,022,462	11,492,473

		20,619,812

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotel & Resort REITs — 0.9%
Braemar Hotels & Resorts, Inc.	1,869,407	$ 5,215,646
Chatham Lodging Trust	130,175	1,101,280
Park Hotels & Resorts, Inc.	231,905	3,678,013
Pebblebrook Hotel Trust	262,490	3,714,233
RLJ Lodging Trust	1,734,669	17,311,997
Summit Hotel Properties, Inc.	297,373	1,819,923

		32,841,092

Hotels, Restaurants & Leisure — 0.7%
Accel Entertainment, Inc., Class A(a)	201,986	2,001,681
BJ’s Restaurants, Inc.(a)	20,421	715,552
Boyd Gaming Corp.	7,467	398,140
Chuy’s Holdings, Inc.(a)	11,277	301,209
El Pollo Loco Holdings, Inc.(a)	159,604	1,704,571
Everi Holdings, Inc.(a)	237,055	1,713,908
Monarch Casino & Resort, Inc.	64,384	4,311,796
PlayAGS, Inc.(a)	170,435	1,968,524
Shake Shack, Inc., Class A(a)	29,267	2,777,146
Super Group SGHC Ltd.(a)	132,987	482,743
Wingstop, Inc.	22,847	8,422,546

		24,797,816

Household Durables — 2.5%
Century Communities, Inc.	137,399	11,597,850
Ethan Allen Interiors, Inc.	93,122	2,710,781
GoPro, Inc., Class A(a)	208,909	317,542
Hooker Furnishings Corp.	24,843	431,771
Installed Building Products, Inc.	78,299	16,586,860
KB Home	193,827	13,684,186
M/I Homes, Inc.(a)	22,576	2,820,194
Meritage Homes Corp.	20,420	3,601,067
Taylor Morrison Home Corp., Class A(a)	61,890	3,579,099
Toll Brothers, Inc.	159,202	19,365,331
Tri Pointe Homes, Inc.(a)	341,344	13,220,253
Universal Electronics, Inc.(a)	18,302	209,009
Vizio Holding Corp., Class A(a)	78,609	844,261

		88,968,204

Household Products — 0.3%
Central Garden & Pet Co.(a)	12,996	564,676
Central Garden & Pet Co., Class A, NVS(a)	241,859	9,033,434

		9,598,110

Independent Power and Renewable Electricity Producers — 0.5%
Brookfield Renewable Corp., Class A	475,126	14,985,474
Clearway Energy, Inc., Class A	55,743	1,431,480
Spruce Power Holding Corp.(a)	110	375

		16,417,329

Industrial REITs — 0.2%
Industrial Logistics Properties Trust	162,460	612,474
Terreno Realty Corp.	82,967	4,694,273

		5,306,747

Insurance — 1.5%
Ambac Financial Group, Inc.(a)	193,019	3,420,297
CNO Financial Group, Inc.	173,508	4,977,944
Crawford & Co., Class A, NVS	52,097	473,041
Donegal Group, Inc., Class A	103,234	1,366,818
eHealth, Inc.(a)	201,715	1,194,153
Genworth Financial, Inc., Class A(a)	399,488	2,512,779
Mercury General Corp.	58,184	3,248,413
Palomar Holdings, Inc.(a)	19,461	1,651,071
Reinsurance Group of America, Inc.	119,822	25,138,656
Selective Insurance Group, Inc.	75,521	7,371,605
Selectquote, Inc.(a)	282,414	881,132

Security	Shares	Value

Insurance (continued)
Tiptree, Inc.	14,403	$ 251,764
United Fire Group, Inc.	28,041	623,912

		53,111,585

Interactive Media & Services — 1.2%
Bumble, Inc., Class A(a)	582,334	6,813,308
Cargurus, Inc., Class A(a)	150,751	3,649,682
EverQuote, Inc., Class A(a)	96,125	2,296,426
MediaAlpha, Inc., Class A(a)	56,517	1,004,872
QuinStreet, Inc.(a)	63,664	1,121,123
Shutterstock, Inc.	120,502	4,895,996
TrueCar, Inc.(a)	259,888	766,670
Vimeo, Inc.(a)	960,302	3,725,972
Yelp, Inc.(a)	325,933	12,049,743
ZipRecruiter, Inc., Class A(a)	631,987	6,389,388

		42,713,180

IT Services — 0.5%
Backblaze, Inc., Class A(a)	46,578	284,592
Brightcove, Inc.(a)	55,261	115,495
Fastly, Inc., Class A(a)	217,326	1,703,836
Grid Dynamics Holdings, Inc., Class A(a)	52,724	500,878
Hackett Group, Inc. (The)	189,394	4,225,380
Kyndryl Holdings, Inc.(a)	223,098	5,936,638
Squarespace, Inc., Class A(a)	81,277	3,576,188
Unisys Corp.(a)	179,930	771,900

		17,114,907

Leisure Products — 0.1%
Malibu Boats, Inc., Class A(a)	25,011	961,923
MasterCraft Boat Holdings, Inc.(a)	42,675	900,443

		1,862,366

Life Sciences Tools & Services — 0.5%
10X Genomics, Inc., Class A(a)	76,275	1,710,086
AbCellera Biologics, Inc.(a)(b)	368,420	1,444,206
Adaptive Biotechnologies Corp.(a)	816,757	2,817,812
Codexis, Inc.(a)	503,665	1,702,388
Harvard Bioscience, Inc.(a)	307	973
Medpace Holdings, Inc.(a)	15,044	5,812,099
Personalis, Inc.(a)	677,851	881,206
Quanterix Corp.(a)	30,399	485,472
Quantum-Si, Inc., Class A(a)(b)	297,405	452,056
Seer, Inc., Class A(a)	322,240	580,032
Singular Genomics Systems, Inc.(a)(b)	130,459	47,578

		15,933,908

Machinery — 4.0%
Alamo Group, Inc.	4,620	877,754
Albany International Corp., Class A	5,698	499,829
Astec Industries, Inc.	69,064	2,243,889
Blue Bird Corp.(a)	27,410	1,562,644
Chart Industries, Inc.(a)	1,840	288,935
Columbus McKinnon Corp.	13,831	540,792
Commercial Vehicle Group, Inc.(a)	28,435	153,833
Federal Signal Corp.	26,576	2,445,524
Flowserve Corp.	695,165	34,549,700
Franklin Electric Co., Inc.	113,293	11,270,388
Kadant, Inc.	2,173	621,500
Kennametal, Inc.	539,847	13,901,060
Manitowoc Co., Inc. (The)(a)	426,175	5,297,355
Mueller Industries, Inc.	228,024	13,432,894
Oshkosh Corp.	208,036	23,659,934
Tennant Co.	46,524	4,776,154
Terex Corp.	64,334	3,838,810

18	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Trinity Industries, Inc.	208,852	$ 6,568,395
Wabash National Corp.	38,390	867,998
Watts Water Technologies, Inc., Class A	62,508	12,447,218

		139,844,606

Marine Transportation — 0.2%
Matson, Inc.	64,962	8,328,128

Media — 0.9%
Cable One, Inc.	1,216	469,267
Cardlytics, Inc.(a)	67,274	589,320
EchoStar Corp., Class A(a)(b)	163,907	3,147,015
Entravision Communications Corp., Class A	297,476	642,548
EW Scripps Co. (The), Class A, NVS(a)	179,198	487,419
Gambling.com Group Ltd.(a)	69,200	534,916
Gray Television, Inc.	66,008	411,890
Ibotta, Inc., Class A(a)(b)	6,739	654,559
Integral Ad Science Holding Corp.(a)	212,754	1,970,102
Paramount Global, Class B, NVS	847,708	10,096,202
PubMatic, Inc., Class A(a)	78,858	1,726,990
TEGNA, Inc.	265,219	3,954,415
Thryv Holdings, Inc.(a)	273,229	5,756,935
Townsquare Media, Inc., Class A	77	848

		30,442,426

Metals & Mining — 2.1%
Alcoa Corp.	125,772	5,567,926
Atlas Lithium Corp.(a)	15,821	225,291
Caledonia Mining Corp. PLC	12,852	134,303
Century Aluminum Co.(a)	137,996	2,529,467
Cleveland-Cliffs, Inc.(a)(b)	918,039	15,863,714
Coeur Mining, Inc.(a)	1,523,026	8,757,400
Commercial Metals Co.	22,664	1,276,436
Hecla Mining Co.	718,947	4,234,598
i-80 Gold Corp.(a)(b)	514,346	560,637
Kaiser Aluminum Corp.	88,784	8,683,075
Materion Corp.	39,055	4,467,111
NioCorp Developments Ltd.(a)	41,996	99,111
Novagold Resources, Inc.(a)	633,038	2,487,839
Olympic Steel, Inc.	33,932	1,769,215
Perpetua Resources Corp.(a)	17,005	116,314
Radius Recycling, Inc., Class A	234,023	4,004,134
Ryerson Holding Corp.	129,072	3,065,460
SunCoke Energy, Inc.	70,615	744,988
Tredegar Corp.	65,928	359,308
Warrior Met Coal, Inc.	104,259	7,134,443

		72,080,770

Multi-Utilities — 0.2%
Avista Corp.	37,665	1,392,852
Black Hills Corp.	102,956	5,811,866
Unitil Corp.	17,884	956,615

		8,161,333

Office REITs — 1.0%
Brandywine Realty Trust	330,971	1,525,776
City Office REIT, Inc.	22,109	108,997
COPT Defense Properties	168,014	4,144,905
Equity Commonwealth(a)	636,998	12,300,431
Hudson Pacific Properties, Inc.	139,617	685,520
Kilroy Realty Corp.	112,956	3,787,415
Office Properties Income Trust	251,549	576,047
Paramount Group, Inc.	2,285,547	10,399,239
Piedmont Office Realty Trust, Inc., Class A	344,919	2,514,460

		36,042,790

Security	Shares	Value

Oil, Gas & Consumable Fuels — 4.9%
Delek U.S. Holdings, Inc.	456,257	$ 11,616,303
Encore Energy Corp.(a)	192,424	933,256
Energy Fuels, Inc.(a)(b)	145,463	1,018,241
Evolution Petroleum Corp.	204,676	1,176,887
HF Sinclair Corp.	70,862	3,913,708
Magnolia Oil & Gas Corp., Class A	556,765	14,448,052
Matador Resources Co.	201,021	12,754,783
Murphy Oil Corp.	642,367	27,486,884
Ovintiv, Inc.	76,299	3,942,369
Par Pacific Holdings, Inc.(a)	190,710	5,175,870
PBF Energy, Inc., Class A	343,608	15,919,359
Plains GP Holdings LP, Class A	1,545,872	27,841,155
REX American Resources Corp.(a)	64,165	3,207,608
Scorpio Tankers, Inc.	53,245	4,369,817
SM Energy Co.	555,588	28,018,303
World Kinect Corp.	405,595	10,683,372

		172,505,967

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	2,721	249,461

Passenger Airlines — 0.5%
Alaska Air Group, Inc.(a)	43,853	1,842,703
Allegiant Travel Co.	48,988	2,606,161
Hawaiian Holdings, Inc.(a)	68,559	936,516
JetBlue Airways Corp.(a)	1,229,091	6,870,619
SkyWest, Inc.(a)	51,186	3,822,059
Sun Country Airlines Holdings, Inc.(a)(b)	234,154	2,479,691

		18,557,749

Personal Care Products — 0.1%
BellRing Brands, Inc.(a)(b)	31,343	1,823,222

Pharmaceuticals — 2.6%
Alto Neuroscience, Inc.(a)	730	8,731
Amphastar Pharmaceuticals, Inc.(a)(b)	17,020	720,457
ANI Pharmaceuticals, Inc.(a)	24,257	1,574,279
Arvinas, Inc.(a)	142,742	4,730,470
Atea Pharmaceuticals, Inc.(a)	635,543	2,332,443
Axsome Therapeutics, Inc.(a)	1,665	122,261
Collegium Pharmaceutical, Inc.(a)	194,896	6,458,853
Corcept Therapeutics, Inc.(a)	657,849	19,847,304
Elanco Animal Health, Inc.(a)(b)	180,792	3,196,403
Evolus, Inc.(a)	62,023	801,957
Harmony Biosciences Holdings, Inc.(a)	206,408	6,068,395
Innoviva, Inc.(a)	30,813	486,537
Intra-Cellular Therapies, Inc.(a)	95,523	6,422,966
Jazz Pharmaceuticals PLC(a)	12,848	1,352,252
Mind Medicine MindMed, Inc.(a)	16,675	146,740
Nektar Therapeutics(a)	967,197	1,228,340
Nuvation Bio, Inc., Class A(a)	571,973	1,773,116
Pacira BioSciences, Inc.(a)(b)	173,526	5,263,044
Prestige Consumer Healthcare, Inc.(a)(b)	204,425	13,146,572
Scilex Holding Co. (Acquired 03/05/21 - 01/09/23, cost $9,826,744)(a)(b)(d)	430,177	448,847
SIGA Technologies, Inc.	22,168	165,817
Supernus Pharmaceuticals, Inc.(a)	520,733	14,122,279
Trevi Therapeutics, Inc.(a)	45	116
Xeris Biopharma Holdings, Inc.(a)	184,792	416,706

		90,834,885

Professional Services — 2.1%
CSG Systems International, Inc.	81,945	3,535,927
ExlService Holdings, Inc.(a)	807,382	24,108,426
Franklin Covey Co.(a)	76,898	2,845,226

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Genpact Ltd.	126,401	$ 4,178,817
Insperity, Inc.	214,389	20,306,926
Kelly Services, Inc., Class A, NVS	144,142	3,133,647
Kforce, Inc.	30,857	1,907,271
Korn Ferry	17,804	1,173,996
ManpowerGroup, Inc.	169,556	12,652,269
Parsons Corp.(a)	9,260	705,149
ShiftPixy, Inc.(a)	3	5

		74,547,659

Real Estate Management & Development — 0.6%
Anywhere Real Estate, Inc.(a)	210,012	854,749
Compass, Inc., Class A(a)	214,779	805,421
eXp World Holdings, Inc.	50,372	564,670
Forestar Group, Inc.(a)	49,374	1,679,210
FRP Holdings, Inc.(a)	55,184	1,688,630
Jones Lang LaSalle, Inc.(a)	6,552	1,323,963
Opendoor Technologies, Inc.(a)	569,970	1,242,535
RMR Group, Inc. (The), Class A	173,943	4,092,879
St. Joe Co. (The)	181,932	10,297,351

		22,549,408

Residential REITs — 0.2%
Bluerock Homes Trust, Inc., Class A	77	1,290
Elme Communities	90,635	1,396,685
NexPoint Residential Trust, Inc.	116,725	4,280,306

		5,678,281

Retail REITs — 0.5%
Kite Realty Group Trust	872,112	19,116,695

Semiconductors & Semiconductor Equipment — 2.8%
ACM Research, Inc., Class A(a)(b)	69,953	1,510,985
Ambarella, Inc.(a)	82,741	4,820,491
Amkor Technology, Inc.	461,342	15,035,136
Astera Labs, Inc.(a)(b)	38,804	2,504,410
Axcelis Technologies, Inc.(a)	169,041	19,015,422
Cirrus Logic, Inc.(a)	51,527	5,910,147
Credo Technology Group Holding Ltd.(a)	257,780	6,720,325
Diodes, Inc.(a)(b)	94,793	7,027,005
Ichor Holdings Ltd.(a)	59,095	2,245,019
Impinj, Inc.(a)(b)	25,732	4,211,556
inTEST Corp.(a)	35,226	350,851
Maxeon Solar Technologies Ltd.(a)(b)	674,346	1,267,771
MaxLinear, Inc.(a)	214,009	3,802,940
Onto Innovation, Inc.(a)	25,402	5,504,613
Photronics, Inc.(a)(b)	143,943	3,936,841
Power Integrations, Inc.	72,538	5,513,613
Rambus, Inc.(a)	39,195	2,165,916
Silicon Laboratories, Inc.(a)	44,608	5,628,191
SiTime Corp.(a)	3,682	448,541
Synaptics, Inc.(a)	7,201	674,806
Ultra Clean Holdings, Inc.(a)	4,644	215,389

		98,509,968

Software — 6.3%
8x8, Inc.(a)	625,981	1,708,928
ACI Worldwide, Inc.(a)	466,563	16,800,934
Alarm.com Holdings, Inc.(a)	111,611	7,300,476
Appfolio, Inc., Class A(a)(b)	18,439	4,209,992
BILL Holdings, Inc.(a)	24,136	1,256,279
Bit Digital, Inc.(a)(b)	1,174,575	2,912,946
BlackLine, Inc.(a)	10,451	498,722
Box, Inc., Class A(a)(b)	179,284	4,885,489
Braze, Inc., Class A(a)	31,643	1,191,359

Security	Shares	Value

Software (continued)
C3.ai, Inc., Class A(a)(b)	59,023	$ 1,745,310
Cleanspark, Inc.(a)	42,031	675,438
Clear Secure, Inc., Class A	448,819	7,580,553
CommVault Systems, Inc.(a)	117,769	12,670,178
Confluent, Inc., Class A(a)	45,216	1,174,260
DocuSign, Inc.(a)	71,670	3,923,216
Domo, Inc., Class B(a)	244,455	1,628,070
Everbridge, Inc.(a)	55,043	1,913,295
Expensify, Inc., Class A(a)	130,806	197,517
Five9, Inc.(a)	57,041	2,667,237
Freshworks, Inc., Class A(a)	126,534	1,629,758
Gitlab, Inc., Class A(a)	201,368	9,502,556
HashiCorp, Inc., Class A(a)	78,985	2,652,316
Informatica, Inc., Class A(a)	82,141	2,369,768
Intapp, Inc.(a)(b)	49,396	1,773,316
LiveRamp Holdings, Inc.(a)	154,371	4,830,269
Marathon Digital Holdings, Inc.(a)	73,140	1,427,693
MicroStrategy, Inc., Class A(a)(b)	14,989	22,850,581
Model N, Inc.(a)(b)	52,209	1,560,527
Nutanix, Inc., Class A(a)	63,976	3,538,832
Olo, Inc., Class A(a)	259,456	1,188,308
PagerDuty, Inc.(a)(b)	11,232	213,071
Pegasystems, Inc.	6,545	376,076
PROS Holdings, Inc.(a)	105,343	3,105,512
Q2 Holdings, Inc.(a)(b)	218,526	13,290,751
Qualys, Inc.(a)	28,426	3,997,264
Rapid7, Inc.(a)(b)	75,285	2,720,800
RingCentral, Inc., Class A(a)	187,495	6,412,329
Rubrik, Inc., Class A(a)	51,512	1,570,086
SEMrush Holdings, Inc., Class A(a)	199,080	3,037,961
SentinelOne, Inc., Class A(a)	373,465	6,285,416
Smartsheet, Inc., Class A(a)	197,403	7,303,911
Sprinklr, Inc., Class A(a)	87,329	978,958
Sprout Social, Inc., Class A(a)	65,133	2,126,592
Tenable Holdings, Inc.(a)	41,511	1,751,349
Teradata Corp.(a)	90,704	2,957,857
UiPath, Inc., Class A(a)	18,481	226,577
Unity Software, Inc.(a)	16,176	295,536
Upland Software, Inc.(a)	147,254	404,948
Varonis Systems, Inc.(a)(b)	309,170	13,281,943
Verint Systems, Inc.(a)	195,553	5,800,102
Weave Communications, Inc.(a)	15,288	132,241
Workiva, Inc., Class A(a)(b)	26,677	2,053,329
Yext, Inc.(a)	145,738	735,977
Zeta Global Holdings Corp., Class A(a)	449,122	7,334,162
Zuora, Inc., Class A(a)	571,510	5,800,826

		220,457,697

Specialized REITs — 0.6%
Lamar Advertising Co., Class A	111,047	13,115,761
Outfront Media, Inc.	650,171	9,394,971

		22,510,732

Specialty Retail — 3.7%
1-800-Flowers.com, Inc., Class A(a)(b)	532,713	5,156,662
Aaron’s Co., Inc. (The)	258,485	2,191,953
Abercrombie & Fitch Co., Class A(a)	88,136	15,236,070
Academy Sports & Outdoors, Inc.	46,322	2,672,316
American Eagle Outfitters, Inc.	137,419	3,019,095
Beyond, Inc.(a)	162,749	2,462,392
CarParts.com, Inc.(a)	224,513	264,925
Carvana Co., Class A(a)	145,753	14,572,385
Chewy, Inc., Class A(a)(b)	237,722	5,042,084
Conn’s, Inc.(a)	308,282	1,103,650

20	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Container Store Group, Inc. (The)(a)(b)	88,112	$ 59,053
Duluth Holdings, Inc., Class B(a)(b)	23,595	93,200
Five Below, Inc.(a)	31,014	4,283,964
Foot Locker, Inc.	194,434	5,391,655
Gap, Inc. (The)	59,735	1,729,926
Genesco, Inc.(a)	21,325	607,762
Group 1 Automotive, Inc.(b)	70,347	21,876,510
Haverty Furniture Cos., Inc.	31,914	906,677
Lands’ End, Inc.(a)	73,295	1,047,386
Lulu’s Fashion Lounge Holdings, Inc.(a)	163	290
Murphy U.S.A., Inc.	6,973	3,059,404
National Vision Holdings, Inc.(a)	147,538	2,226,348
Penske Automotive Group, Inc.	19,727	3,000,477
Revolve Group, Inc., Class A(a)(b)	100,996	1,927,004
RH(a)	7,428	2,019,896
Sonic Automotive, Inc., Class A	20,035	1,135,383
Stitch Fix, Inc., Class A(a)	916,977	2,264,933
Upbound Group, Inc.	93,150	3,057,183
Urban Outfitters, Inc.(a)	112,240	4,681,530
Warby Parker, Inc., Class A(a)	317,776	5,627,813
Wayfair, Inc., Class A(a)	106,144	6,314,507
Winmark Corp.	9,165	3,261,823
Zumiez, Inc.(a)	162,482	3,051,412

		129,345,668

Technology Hardware, Storage & Peripherals — 1.4%
Super Micro Computer, Inc.(a)	62,079	48,701,596

Textiles, Apparel & Luxury Goods — 0.4%
Figs, Inc., Class A(a)	233,644	1,238,313
G-III Apparel Group Ltd.(a)	296,065	8,899,714
Oxford Industries, Inc.	11,344	1,255,668
Ralph Lauren Corp., Class A	9,199	1,719,109
Under Armour, Inc., Class A(a)	28,517	205,037
Unifi, Inc.(a)	38,167	249,994

		13,567,835

Tobacco — 0.1%
Turning Point Brands, Inc.	85,746	2,813,326

Trading Companies & Distributors — 3.3%
Applied Industrial Technologies, Inc.	73,606	14,205,958
BlueLinx Holdings, Inc.(a)	58,775	6,047,360
Boise Cascade Co.	272,715	37,441,042
DNOW, Inc.(a)	668,921	9,759,557
GATX Corp.	69,378	9,571,389
Global Industrial Co.	14,805	512,401
GMS, Inc.(a)(b)	233,240	21,915,231
H&E Equipment Services, Inc.	77,951	3,692,539
Herc Holdings, Inc.	53,003	7,689,145
McGrath RentCorp	33,198	3,617,918
MRC Global, Inc.(a)	74,322	987,739
Titan Machinery, Inc.(a)	29,605	557,166

		115,997,445

Security	Shares	Value

Wireless Telecommunication Services — 0.2%
Telephone & Data Systems, Inc.	240,099	$4,775,569
United States Cellular Corp.(a)	41,660	2,310,464

		7,086,033

Total Common Stocks — 99.2% (Cost: $3,113,803,238)		3,485,111,910

Rights

Biotechnology — 0.0%
Albireo Pharma Inc., CVR(a)(b)(c)	28,456	92,767
Flexion Therapeutics, Inc., CVR(a)(c)	73,745	40,560
Radius Health, Inc., CVR(a)	72,193	5,775

		139,102

Paper & Forest Products — 0.0%
Resolute Forest Products, Inc., CVR(a)(c)	72,036	112,376

Total Rights — 0.0% (Cost: $ —)		251,478

Total Long-Term Investments — 99.2% (Cost: $3,113,803,238)		3,485,363,388

Short-Term Securities

Money Market Funds — 5.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(e)(f)(g)	153,810,154	153,856,296
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 5.19%(e)(f)	34,625,874	34,625,874

Total Short-Term Securities — 5.3% (Cost: $188,482,170)		188,482,170

Total Investments — 104.5% (Cost: $3,302,285,408)		3,673,845,558
Liabilities in Excess of Other Assets — (4.5)%		(159,048,018)

Net Assets — 100.0%		$ 3,514,797,540

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $448,847, representing 0.0% of its net assets as of period end, and an original cost of $9,826,744.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Small Cap Core Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/24	Shares Held at 05/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$153,859,901	(a)	$—		$(3,605)	$—	$153,856,296	153,810,154	$84,284	(b)	$—
BlackRock Liquidity Funds, T-Fund, Institutional Shares	32,705,335	1,920,539	(a)	—		—	—	34,625,874	34,625,874	1,642,653		—
SL Liquidity Series, LLC, Money Market Series(c)	99,134,034	—		(99,159,952	)(a)	77,569	(51,651)	—	—	544,679	(b)	—

						$73,964	$(51,651)	$188,482,170		$2,271,616		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	379	06/21/24	$39,336	$(28,076)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$28,076	$—	$—	$—	$28,076

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

22	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Small Cap Core Fund

For the period ended May 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$6,393,027	$—	$—	$—	$6,393,027

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$243,424	$—	$—	$—	$243,424

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$38,771,851

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$23,247,172	$—	$—	$23,247,172
Air Freight & Logistics	3,822,854	—	—	3,822,854
Automobile Components	78,549,543	—	—	78,549,543
Banks	244,984,774	—	—	244,984,774
Beverages	34,073,004	—	—	34,073,004
Biotechnology	281,954,666	91	15,836	281,970,593
Broadline Retail	21,465,437	—	—	21,465,437
Building Products	67,461,940	—	—	67,461,940
Capital Markets	75,516,900	—	—	75,516,900
Chemicals	62,253,370	—	—	62,253,370
Commercial Services & Supplies	22,866,418	—	—	22,866,418
Communications Equipment	14,149,959	—	—	14,149,959
Construction & Engineering	115,679,222	—	—	115,679,222
Construction Materials	5,163,541	—	—	5,163,541
Consumer Finance	60,077,169	—	—	60,077,169
Consumer Staples Distribution & Retail	21,483,317	—	—	21,483,317
Diversified Consumer Services	50,916,646	—	—	50,916,646
Diversified REITs	14,942,935	—	—	14,942,935
Diversified Telecommunication Services	10,214,188	—	—	10,214,188
Electric Utilities	12,586,740	—	—	12,586,740
Electrical Equipment	55,174,248	—	—	55,174,248
Electronic Equipment, Instruments & Components	151,542,997	—	—	151,542,997
Energy Equipment & Services	56,890,689	—	—	56,890,689
Entertainment	10,717,152	—	—	10,717,152
Financial Services	65,192,065	—	—	65,192,065
Food Products	36,902,037	—	—	36,902,037
Gas Utilities	40,415,347	—	—	40,415,347
Ground Transportation	6,101,711	—	—	6,101,711
Health Care Equipment & Supplies	60,279,252	—	—	60,279,252
Health Care Providers & Services	90,701,723	5,515	—	90,707,238
Health Care REITs	724,716	—	—	724,716
Health Care Technology	20,619,812	—	—	20,619,812
Hotel & Resort REITs	32,841,092	—	—	32,841,092
Hotels, Restaurants & Leisure	24,797,816	—	—	24,797,816
Household Durables	88,968,204	—	—	88,968,204

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Small Cap Core Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Household Products	$9,598,110	$—	$—	$9,598,110
Independent Power and Renewable Electricity Producers	16,417,329	—	—	16,417,329
Industrial REITs	5,306,747	—	—	5,306,747
Insurance	53,111,585	—	—	53,111,585
Interactive Media & Services	42,713,180	—	—	42,713,180
IT Services	17,114,907	—	—	17,114,907
Leisure Products	1,862,366	—	—	1,862,366
Life Sciences Tools & Services	15,933,908	—	—	15,933,908
Machinery	139,844,606	—	—	139,844,606
Marine Transportation	8,328,128	—	—	8,328,128
Media	30,442,426	—	—	30,442,426
Metals & Mining	72,080,770	—	—	72,080,770
Multi-Utilities	8,161,333	—	—	8,161,333
Office REITs	36,042,790	—	—	36,042,790
Oil, Gas & Consumable Fuels	172,505,967	—	—	172,505,967
Paper & Forest Products	249,461	—	—	249,461
Passenger Airlines	18,557,749	—	—	18,557,749
Personal Care Products	1,823,222	—	—	1,823,222
Pharmaceuticals	90,386,038	448,847	—	90,834,885
Professional Services	74,547,659	—	—	74,547,659
Real Estate Management & Development	22,549,408	—	—	22,549,408
Residential REITs	5,678,281	—	—	5,678,281
Retail REITs	19,116,695	—	—	19,116,695
Semiconductors & Semiconductor Equipment	98,509,968	—	—	98,509,968
Software	220,457,697	—	—	220,457,697
Specialized REITs	22,510,732	—	—	22,510,732
Specialty Retail	129,345,668	—	—	129,345,668
Technology Hardware, Storage & Peripherals	48,701,596	—	—	48,701,596
Textiles, Apparel & Luxury Goods	13,567,835	—	—	13,567,835
Tobacco	2,813,326	—	—	2,813,326
Trading Companies & Distributors	115,997,445	—	—	115,997,445
Wireless Telecommunication Services	7,086,033	—	—	7,086,033
Rights	—	5,775	245,703	251,478
Short-Term Securities
Money Market Funds	188,482,170	—	—	188,482,170

	$3,673,123,791	$460,228	$261,539	$3,673,845,558

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(28,076)	$—	$—	$(28,076)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments May 31, 2024	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
Lockheed Martin Corp.	86,410	$ 40,642,080

Air Freight & Logistics — 0.7%
Expeditors International of Washington, Inc.	175,765	21,249,989

Automobiles — 0.9%
General Motors Co.	414,497	18,648,220
Tesla, Inc.(a)	46,298	8,244,748

		26,892,968

Banks — 1.9%
JPMorgan Chase & Co.	162,123	32,850,984
KeyCorp	1,387,492	19,938,260

		52,789,244

Beverages — 0.8%
PepsiCo, Inc.	129,060	22,314,474

Biotechnology — 3.9%
AbbVie, Inc.	79,035	12,743,603
Amgen, Inc.	27,545	8,424,638
Biogen, Inc.(a)	87,583	19,700,920
Gilead Sciences, Inc.	605,591	38,921,334
Incyte Corp.(a)	269,878	15,596,250
United Therapeutics Corp.(a)	56,987	15,678,833

		111,065,578

Broadline Retail — 4.4%
Amazon.com, Inc.(a)	716,939	126,496,717

Building Products — 0.4%
Builders FirstSource, Inc.(a)	65,429	10,520,329

Capital Markets — 2.4%
Invesco Ltd.	1,645,764	25,854,953
Nasdaq, Inc.	485,903	28,682,854
S&P Global, Inc.	31,836	13,610,208

		68,148,015

Commercial Services & Supplies — 1.9%
Cintas Corp.	49,584	33,616,465
Waste Management, Inc.	101,495	21,388,041

		55,004,506

Construction & Engineering — 0.7%
AECOM	154,262	13,473,243
Quanta Services, Inc.	18,830	5,195,950

		18,669,193

Consumer Staples Distribution & Retail — 1.3%
Costco Wholesale Corp.	45,180	36,590,830

Electric Utilities — 0.3%
OGE Energy Corp.	203,082	7,371,877

Electrical Equipment — 0.3%
AMETEK, Inc.	57,791	9,800,198

Electronic Equipment, Instruments & Components — 1.2%
TE Connectivity Ltd.	236,643	35,425,457

Energy Equipment & Services — 1.0%
Schlumberger NV	612,058	28,087,342

Entertainment — 0.7%
Electronic Arts, Inc.	47,832	6,355,916
Netflix, Inc.(a)	22,972	14,739,295

		21,095,211

Security	Shares	Value

Financial Services — 4.4%
Berkshire Hathaway, Inc., Class B(a)	54,107	$ 22,421,941
Mastercard, Inc., Class A	123,791	55,343,242
Visa, Inc., Class A	177,162	48,269,559

		126,034,742

Food Products — 0.4%
Hershey Co. (The)	51,864	10,260,255

Ground Transportation — 0.6%
Old Dominion Freight Line, Inc.	99,553	17,446,663

Health Care Equipment & Supplies — 2.6%
Dexcom, Inc.(a)	65,314	7,757,344
Medtronic PLC	487,617	39,677,395
Stryker Corp.	79,791	27,215,912

		74,650,651

Health Care Providers & Services — 2.8%
Cardinal Health, Inc.	172,940	17,167,754
Elevance Health, Inc.	49,684	26,753,840
Labcorp Holdings, Inc.	107,458	20,944,639
UnitedHealth Group, Inc.	31,003	15,357,956

		80,224,189

Hotel & Resort REITs — 0.0%
RLJ Lodging Trust	51	509

Hotels, Restaurants & Leisure — 1.0%
Boyd Gaming Corp.	257,578	13,734,059
MGM Resorts International(a)	362,972	14,580,585

		28,314,644

Household Durables — 1.5%
DR Horton, Inc.	191,099	28,244,432
Toll Brothers, Inc.	124,188	15,106,229

		43,350,661

Household Products — 1.3%
Kimberly-Clark Corp.	272,811	36,365,706

Insurance — 2.8%
Marsh & McLennan Cos., Inc.	193,943	40,258,688
Progressive Corp. (The)	182,822	38,608,350

		78,867,038

Interactive Media & Services — 7.0%
Alphabet, Inc., Class A(a)	537,129	92,654,752
Alphabet, Inc., Class C, NVS(a)	294,435	51,219,913
Meta Platforms, Inc., Class A	115,869	54,091,125

		197,965,790

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.	23,976	3,126,710

Machinery — 3.4%
Cummins, Inc.	29,953	8,438,659
Flowserve Corp.	243,576	12,105,727
Oshkosh Corp.	263,002	29,911,217
Parker-Hannifin Corp.	69,633	37,011,332
Xylem, Inc.	65,233	9,199,158

		96,666,093

Media — 2.3%
Comcast Corp., Class A	1,107,462	44,331,704
Fox Corp., Class A, NVS	578,132	19,905,085
Fox Corp., Class B	9,069	289,664

		64,526,453

Metals & Mining — 0.6%
Nucor Corp.	94,904	16,024,540

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities — 0.8%
CMS Energy Corp.	381,727	$ 24,022,080

Oil, Gas & Consumable Fuels — 2.6%
ConocoPhillips	70,256	8,183,419
Devon Energy Corp.	445,065	21,843,790
EOG Resources, Inc.	76,822	9,568,180
Exxon Mobil Corp.	185,529	21,755,131
Marathon Petroleum Corp.	64,566	11,403,001

		72,753,521

Passenger Airlines — 0.5%
American Airlines Group, Inc.(a)(b)	1,299,060	14,939,190

Pharmaceuticals — 4.3%
Bristol-Myers Squibb Co.	463,648	19,051,296
Eli Lilly & Co.	72,489	59,465,626
Merck & Co., Inc.	257,655	32,346,009
Pfizer, Inc.	429,957	12,322,568

		123,185,499

Residential REITs — 0.6%
Camden Property Trust	156,074	16,020,996

Semiconductors & Semiconductor Equipment — 10.9%
Applied Materials, Inc.	75,302	16,195,954
Broadcom, Inc.	14,096	18,727,241
Intel Corp.	247,769	7,643,674
Lam Research Corp.	35,756	33,340,325
Micron Technology, Inc.	173,228	21,653,500
Monolithic Power Systems, Inc.	18,788	13,821,016
NVIDIA Corp.	141,125	154,719,571
QUALCOMM, Inc.	213,224	43,508,357

		309,609,638

Software — 11.7%
Adobe, Inc.(a)(b)	56,041	24,924,795
Atlassian Corp., Class A(a)	37,856	5,938,092
Crowdstrike Holdings, Inc., Class A(a)	34,089	10,692,697
Fortinet, Inc.(a)	261,377	15,504,884
InterDigital, Inc.	6	683
Manhattan Associates, Inc.(a)	126,741	27,824,719
Microsoft Corp.	518,474	215,234,111
ServiceNow, Inc.(a)	35,230	23,143,644
Synopsys, Inc.(a)	18,516	10,383,773

		333,647,398

Security	Shares	Value

Specialized REITs — 0.7%
Equinix, Inc.	25,132	$19,175,213

Specialty Retail — 2.5%
AutoNation, Inc.(a)	55,724	9,487,011
Home Depot, Inc. (The)	163,464	54,739,190
Penske Automotive Group, Inc.	48,505	7,377,610

		71,603,811

Technology Hardware, Storage & Peripherals — 7.0%
Apple Inc.	964,148	185,357,453
HP, Inc.	361,356	13,189,494

		198,546,947

Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	324,758	30,868,248

Trading Companies & Distributors — 1.3%
Watsco, Inc.	59,194	28,111,230
WESCO International, Inc.	54,624	9,804,462

		37,915,692

Total Long-Term Investments — 99.0% (Cost: $1,895,491,802)		2,818,276,885

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(c)(d)(e)	7,652,537	7,654,832
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 5.19%(c)(d)	25,852,986	25,852,986

Total Short-Term Securities — 1.2% (Cost: $33,507,998)		33,507,818

Total Investments — 100.2% (Cost: $1,928,999,800)		2,851,784,703

Liabilities in Excess of Other Assets — (0.2)%		(4,561,708)

Net Assets — 100.0%		$2,847,222,995

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

26	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Large Cap Core Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/24	Shares Held at 05/31/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$7,657,391	(a)	$—		$(2,379)	$(180)	$7,654,832	7,652,537	$1,552	(b)	$—
BlackRock Liquidity Funds, T-Fund, Institutional Shares	25,513,614	339,372	(a)	—		—	—	25,852,986	25,852,986	1,397,345		—
SL Liquidity Series, LLC, Money Market Series(c)	1,007,234	—		(1,007,663	)(a)	1,153	(724)	—	—	342,188	(b)	—

						$(1,226)	$(904)	$33,507,818		$1,741,085		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	119	06/21/24	$31,508	$801,158

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$801,158	$—	$—	$—	$801,158

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Large Cap Core Fund

For the period ended May 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$7,485,098	$—	$—	$—	$7,485,098

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,327,305)	$—	$—	$—	$(1,327,305)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$34,317,944

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,818,276,885	$—	$—	$2,818,276,885
Short-Term Securities
Money Market Funds	33,507,818	—	—	33,507,818

	$2,851,784,703	$—	$—	$2,851,784,703

Derivative Financial Instruments(a)
Assets
Equity Contracts	$801,158	$—	$—	$801,158

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments May 31, 2024	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.4%
HEICO Corp., Class A	10,535	$ 1,850,578
Hexcel Corp.	1,012	69,696
Loar Holdings, Inc.(a)	481	27,403
Lockheed Martin Corp.	16,106	7,575,296
Northrop Grumman Corp.	4,802	2,164,598
Textron, Inc.	35,533	3,113,046

		14,800,617

Air Freight & Logistics — 1.1%
Expeditors International of Washington, Inc.	56,003	6,770,763

Automobiles — 1.1%
Ford Motor Co.	213,503	2,589,791
General Motors Co.	89,635	4,032,679

		6,622,470

Banks — 5.5%
Bank of America Corp.	8,747	349,792
Citigroup, Inc.	65,773	4,098,316
Citizens Financial Group, Inc.	127,431	4,497,040
JPMorgan Chase & Co.	81,158	16,445,046
KeyCorp	546,981	7,860,117
Valley National Bancorp	168,042	1,198,139

		34,448,450

Beverages — 1.4%
Coca-Cola Co. (The)	54,327	3,418,798
Monster Beverage Corp.(a)	59,983	3,114,317
PepsiCo, Inc.	13,381	2,313,575

		8,846,690

Biotechnology — 3.4%
Amgen, Inc.	904	276,488
Biogen, Inc.(a)	5,933	1,334,569
Exelixis, Inc.(a)	52,462	1,137,901
Gilead Sciences, Inc.	150,655	9,682,597
Incyte Corp.(a)	56,157	3,245,313
Neurocrine Biosciences, Inc.(a)	9,909	1,341,778
Regeneron Pharmaceuticals, Inc.(a)	1,083	1,061,513
United Therapeutics Corp.(a)	10,019	2,756,527

		20,836,686

Broadline Retail — 1.2%
Amazon.com, Inc.(a)	41,761	7,368,311

Building Products — 0.6%
A. O. Smith Corp.	8,744	731,348
Advanced Drainage Systems, Inc.	4,766	826,853
Builders FirstSource, Inc.(a)	11,935	1,919,029
UFP Industries, Inc.	2,042	243,978

		3,721,208

Capital Markets — 4.5%
Cboe Global Markets, Inc.	1,220	211,048
Coinbase Global, Inc., Class A(a)	341	77,039
Franklin Resources, Inc.	33,441	789,208
Invesco Ltd.	485,239	7,623,105
Jefferies Financial Group, Inc.	12,461	579,686
LPL Financial Holdings, Inc.	950	271,899
Morgan Stanley	3,003	293,814
MSCI, Inc., Class A	3,364	1,665,785
Nasdaq, Inc.	131,842	7,782,633
S&P Global, Inc.	17,406	7,441,239

Security	Shares	Value

Capital Markets (continued)
State Street Corp.	4,987	$ 376,967
T Rowe Price Group, Inc.	9,787	1,153,202

		28,265,625

Chemicals — 2.3%
Corteva, Inc.	4,281	239,479
Huntsman Corp.	9,038	224,142
LyondellBasell Industries NV, Class A	73,216	7,279,135
Mosaic Co. (The)	83,933	2,596,048
PPG Industries, Inc.	26,463	3,477,503
Sherwin-Williams Co. (The)	2,120	644,056

		14,460,363

Commercial Services & Supplies — 1.7%
Cintas Corp.	6,460	4,379,686
Waste Connections, Inc.	8,449	1,388,340
Waste Management, Inc.	23,600	4,973,228

		10,741,254

Communications Equipment — 0.2%
Ciena Corp.(a)	2,395	115,367
Juniper Networks, Inc.	15,364	548,034
Motorola Solutions, Inc.	937	341,921

		1,005,322

Construction & Engineering — 1.1%
AECOM	48,243	4,213,544
EMCOR Group, Inc.	2,202	855,829
Quanta Services, Inc.	5,480	1,512,151

		6,581,524

Consumer Finance — 0.4%
OneMain Holdings, Inc.	46,354	2,276,908

Consumer Staples Distribution & Retail — 2.1%
Costco Wholesale Corp.	4,654	3,769,228
Kroger Co. (The)	62,238	3,259,404
Walmart, Inc.	87,440	5,750,055

		12,778,687

Containers & Packaging — 0.0%
Packaging Corp. of America	729	133,764

Diversified Telecommunication Services — 0.8%
AT&T Inc.	258,819	4,715,682
Liberty Global Ltd., Class A(a)	14,328	238,848

		4,954,530

Electric Utilities — 3.0%
Exelon Corp.	162,290	6,093,989
IDACORP, Inc.	6,966	665,044
OGE Energy Corp.	188,846	6,855,110
Portland General Electric Co.	23,828	1,061,776
PPL Corp.	126,296	3,704,262

		18,380,181

Electrical Equipment — 1.1%
AMETEK, Inc.	25,664	4,352,101
Eaton Corp. PLC	7,382	2,457,099

		6,809,200

Electronic Equipment, Instruments & Components — 1.4%
Avnet, Inc.	23,058	1,258,967
TE Connectivity Ltd.	49,096	7,349,671

		8,608,638

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services — 0.9%
Baker Hughes Co., Class A	73,654	$ 2,465,936
Schlumberger NV	73,665	3,380,487

		5,846,423

Entertainment — 0.3%
Electronic Arts, Inc.	13,552	1,800,790
Spotify Technology SA(a)	1,242	368,601

		2,169,391

Financial Services — 5.6%
Berkshire Hathaway, Inc., Class B(a)	45,775	18,969,160
Euronet Worldwide, Inc.(a)(b)	9,083	1,058,896
Mastercard, Inc., Class A	16,386	7,325,689
Visa, Inc., Class A	27,097	7,382,849

		34,736,594

Food Products — 0.6%
Archer-Daniels-Midland Co.	3,380	211,047
Bunge Global SA	4,793	515,679
Hershey Co. (The)	8,098	1,602,027
Mondelez International, Inc., Class A	10,683	732,106
Tyson Foods, Inc., Class A	10,439	597,633

		3,658,492

Gas Utilities — 0.0%
Atmos Energy Corp.	535	62,017

Ground Transportation — 0.5%
Old Dominion Freight Line, Inc.	18,156	3,181,839

Health Care Equipment & Supplies — 3.0%
Dexcom, Inc.(a)	5,096	605,252
Medtronic PLC	128,914	10,489,732
Stryker Corp.	21,730	7,411,886

		18,506,870

Health Care Providers & Services — 3.9%
Cardinal Health, Inc.	36,251	3,598,637
Centene Corp.(a)	29,234	2,092,862
Cigna Group (The)	3,142	1,082,796
CVS Health Corp.	38,099	2,270,701
Elevance Health, Inc.	13,117	7,063,242
HCA Healthcare, Inc.	2,259	767,495
Labcorp Holdings, Inc.	28,908	5,634,458
Quest Diagnostics, Inc.	10,413	1,478,334

		23,988,525

Health Care Technology — 0.2%
Teladoc Health, Inc.(a)	101,691	1,143,007

Hotels, Restaurants & Leisure — 1.0%
Boyd Gaming Corp.	11,776	627,896
Carnival Corp.(a)	230,369	3,473,965
McDonald’s Corp.	3,551	919,318
MGM Resorts International(a)	30,504	1,225,346

		6,246,525

Household Durables — 1.8%
DR Horton, Inc.	36,495	5,393,961
Leggett & Platt, Inc.	52,526	609,302
Toll Brothers, Inc.	41,277	5,020,934

		11,024,197

Household Products — 2.3%
Colgate-Palmolive Co.	30,705	2,854,337
Kimberly-Clark Corp.	56,457	7,525,718
Procter & Gamble Co. (The)	23,559	3,876,398

		14,256,453

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.5%
AES Corp. (The)	157,421	$ 3,398,719

Industrial Conglomerates — 0.2%
Honeywell International, Inc.	7,291	1,474,167

Industrial REITs — 0.5%
First Industrial Realty Trust, Inc.	17,477	823,516
Prologis, Inc.	19,331	2,135,882

		2,959,398

Insurance — 5.1%
Globe Life, Inc.	2,509	207,645
Marsh & McLennan Cos., Inc.	35,408	7,349,993
MetLife, Inc.	27,722	2,006,241
Progressive Corp. (The)	40,378	8,527,026
Reinsurance Group of America, Inc.	33,708	7,071,938
Travelers Cos., Inc. (The)	20,510	4,424,007
Unum Group	40,384	2,175,082

		31,761,932

Interactive Media & Services — 1.4%
Alphabet, Inc., Class A(a)	42,221	7,283,123
Pinterest, Inc., Class A(a)	18,743	777,647
Snap, Inc., Class A, NVS(a)	23,716	356,214

		8,416,984

IT Services — 0.1%
Amdocs Ltd.	7,701	608,379

Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.	703	399,290

Machinery — 4.8%
AGCO Corp.	1,399	150,155
CNH Industrial NV	314,125	3,317,160
Cummins, Inc.	6,678	1,881,393
Flowserve Corp.	39,362	1,956,291
Illinois Tool Works, Inc.	17,055	4,140,101
Oshkosh Corp.	60,819	6,916,945
Otis Worldwide Corp.	6,986	693,011
Parker-Hannifin Corp.	9,934	5,280,120
Snap-on, Inc.	9,698	2,646,196
Xylem, Inc.	21,710	3,061,544

		30,042,916

Media — 2.9%
Comcast Corp., Class A	304,365	12,183,731
Fox Corp., Class A, NVS	163,794	5,639,427
Fox Corp., Class B	4,397	140,440
Ibotta, Inc., Class A(a)(b)	856	83,143
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	2,157	49,029

		18,095,770

Metals & Mining — 0.9%
Nucor Corp.	31,219	5,271,328
SSR Mining, Inc.	34,772	185,683

		5,457,011

Multi-Utilities — 1.2%
CMS Energy Corp.	105,590	6,644,778
DTE Energy Co.	5,807	676,690
Sempra	5,430	418,273

		7,739,741

Oil, Gas & Consumable Fuels — 6.2%
Chevron Corp.	49,350	8,009,505
ConocoPhillips	50,985	5,938,733
Devon Energy Corp.	92,636	4,546,575
EOG Resources, Inc.	25,605	3,189,102

30	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	88,353	$ 10,360,273
Marathon Petroleum Corp.	31,300	5,527,893
Valero Energy Corp.	6,779	1,065,252

		38,637,333

Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	14,928	1,368,599

Passenger Airlines — 0.2%
United Airlines Holdings, Inc.(a)	26,405	1,399,201

Pharmaceuticals — 4.8%
Alto Neuroscience, Inc.(a)	85	1,017
Bristol-Myers Squibb Co.	133,599	5,489,583
Eli Lilly & Co.	3,729	3,059,048
Johnson & Johnson	36,768	5,392,763
Merck & Co., Inc.	59,864	7,515,326
Pfizer, Inc.	287,305	8,234,161

		29,691,898

Real Estate Management & Development — 0.0%
Zillow Group, Inc., Class A(a)	1,554	62,393

Residential REITs — 1.7%
Apartment Income REIT Corp.	4,206	162,983
Camden Property Trust	69,187	7,102,046
Equity LifeStyle Properties, Inc.	11,242	705,660
Equity Residential	39,640	2,577,789

		10,548,478

Retail REITs — 0.5%
Kimco Realty Corp.	149,708	2,898,347

Semiconductors & Semiconductor Equipment — 4.8%
Applied Materials, Inc.	8,204	1,764,516
Astera Labs, Inc.(a)(b)	4,856	313,406
Cirrus Logic, Inc.(a)	6,322	725,134
Intel Corp.	140,579	4,336,862
Lam Research Corp.	5,941	5,539,626
Micron Technology, Inc.	57,634	7,204,250
Monolithic Power Systems, Inc.	1,493	1,098,296
NVIDIA Corp.	309	338,766
QUALCOMM, Inc.	40,801	8,325,444

		29,646,300

Software — 2.7%
Adobe, Inc.(a)(b)	4,841	2,153,083
Atlassian Corp., Class A(a)	3,329	522,187
Crowdstrike Holdings, Inc., Class A(a)	3,423	1,073,693
Fortinet, Inc.(a)	11,469	680,341
Manhattan Associates, Inc.(a)	21,617	4,745,796
Microsoft Corp.	17,017	7,064,267
Nutanix, Inc., Class A(a)	2,149	118,872
Rubrik, Inc., Class A(a)	6,664	203,119
Salesforce, Inc.	362	84,867
ServiceNow, Inc.(a)	329	216,130

		16,862,355

Security	Shares	Value

Specialized REITs — 0.7%
Equinix, Inc.	4,946	$3,773,699
Lamar Advertising Co., Class A	3,831	452,479
Weyerhaeuser Co.	5,192	155,916

		4,382,094

Specialty Retail — 0.8%
Home Depot, Inc. (The)	9,831	3,292,107
Penske Automotive Group, Inc.	10,181	1,548,530
Ulta Beauty, Inc.(a)	354	139,862

		4,980,499

Technology Hardware, Storage & Peripherals — 1.4%
Apple Inc.	28,301	5,440,867
Hewlett Packard Enterprise Co.	117,276	2,069,921
HP, Inc.	33,381	1,218,407

		8,729,195

Textiles, Apparel & Luxury Goods — 0.3%
NIKE, Inc., Class B	21,846	2,076,462
Under Armour, Inc., Class C, NVS(a)	5,427	37,772

		2,114,234

Trading Companies & Distributors — 1.6%
Watsco, Inc.	9,937	4,719,081
WESCO International, Inc.	22,585	4,053,782
WW Grainger, Inc.	1,463	1,348,096

		10,120,959

Total Long-Term Investments — 99.0% (Cost: $530,753,515)		615,027,716

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(c)(d)(e)	3,323,256	3,324,253
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 5.19%(c)(d)	5,735,335	5,735,335

Total Short-Term Securities — 1.4% (Cost: $9,059,588)		9,059,588

Total Investments — 100.4% (Cost: $539,813,103)		624,087,304

Liabilities in Excess of Other Assets — (0.4)%		(2,586,009)

Net Assets — 100.0%		$621,501,295

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Large Cap Value Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/24	Shares Held at 05/31/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$3,324,488	(a)	$—		$(235)	$—	$3,324,253	3,323,256	$1,498	(b)	$—
BlackRock Liquidity Funds, T-Fund, Institutional Shares	4,925,122	810,213	(a)	—		—	—	5,735,335	5,735,335	274,897		—
SL Liquidity Series, LLC, Money Market Series(c)	973,342	—		(973,512	)(a)	864	(694)	—	—	5,817	(b)	—

						$629	$(694)	$9,059,588		$282,212		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	27	06/21/24	$7,149	$183,245

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$183,245	$—	$—	$—	$183,245

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,428,623	$—	$—	$—	$1,428,623

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(170,139)	$—	$—	$—	$(170,139)

32	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Advantage Large Cap Value Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$6,862,319

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$615,027,716	$—	$—	$615,027,716
Short-Term Securities
Money Market Funds	9,059,588	—	—	9,059,588

	$624,087,304	$—	$—	$624,087,304

Derivative Financial Instruments(a)
Assets
Equity Contracts	$183,245	$—	$—	$183,245

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	33

Statements of Assets and Liabilities

May 31, 2024

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,700,418,778	$1,212,404,312	$3,485,363,388	$2,818,276,885	$615,027,716
Investments, at value — affiliated(c)	61,625,258	11,949,669	188,482,170	33,507,818	9,059,588
Cash	—	—	—	237,018	42,292
Cash pledged:
Futures contracts	2,170,000	662,000	2,423,000	1,478,000	322,006
Foreign currency, at value(d)	1,772,244	79,354	—	—	—
Receivables:
Investments sold	11,182,875	5,583,708	10,869,143	13,361,089	2,925,000
Securities lending income — affiliated	610	153	45,546	1,013	1,008
Capital shares sold	2,304,344	98,552	1,759,356	752,967	87,992
Dividends — unaffiliated	9,591,628	959,436	1,695,640	3,558,907	1,076,702
Dividends — affiliated	183,395	55,269	160,515	130,508	25,479
From the Manager	112,784	57,694	76,409	139,565	20,995
Variation margin on futures contracts	478,209	—	271,892	258,213	57,375
Prepaid expenses	63,839	46,518	40,525	44,862	43,030

Total assets	1,789,903,964	1,231,896,665	3,691,187,584	2,871,746,845	628,689,183

LIABILITIES
Collateral on securities loaned	760,488	—	153,859,901	7,657,390	3,324,488
Payables:
Investments purchased	37,781,682	3,657,752	10,496,234	13,150,958	2,866,713
Administration fees	56,626	41,899	111,738	99,002	22,119
Capital shares redeemed	2,470,076	520,122	9,583,897	1,032,551	371,678
Investment advisory fees	518,865	513,060	1,186,586	979,514	204,002
Directors’ and Officer’s fees	4,342	3,609	8,710	7,244	2,426
Other accrued expenses	587,984	218,531	714,523	760,286	196,396
Other affiliate fees	111,620	39,979	50,392	377,655	12,798
Professional fees	144,535	88,766	86,459	92,342	87,942
Registration fees	—	—	200,033	—	—
Service and distribution fees	81,762	142,247	91,571	366,908	99,326
Variation margin on futures contracts	—	9,794	—	—	—

Total liabilities	42,517,980	5,235,759	176,390,044	24,523,850	7,187,888

Commitments and contingent liabilities

NET ASSETS	$1,747,385,984	$1,226,660,906	$3,514,797,540	$2,847,222,995	$621,501,295

NET ASSETS CONSIST OF:
Paid-in capital	$1,480,981,979	$640,308,450	$3,402,461,781	$1,731,046,817	$495,001,416
Accumulated earnings	266,404,005	586,352,456	112,335,759	1,116,176,178	126,499,879

NET ASSETS	$1,747,385,984	$1,226,660,906	$3,514,797,540	$2,847,222,995	$621,501,295

(a) Investments, at cost — unaffiliated	$1,406,137,802	$719,103,129	$3,113,803,238	$1,895,491,802	$530,753,515
(b) Securities loaned, at value	$718,202	$—	$148,991,314	$7,501,360	$3,258,257
(c) Investments, at cost — affiliated	$61,625,258	$11,949,669	$188,482,170	$33,507,998	$9,059,588
(d) Foreign currency, at cost	$1,767,411	$84,861	$—	$—	$—

34	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Statements of Assets and Liabilities (continued)

May 31, 2024

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund		BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

NET ASSET VALUE
Institutional
Net assets	$1,183,510,740	$639,877,842		$2,020,581,246	$1,193,776,756	$193,379,398

Shares outstanding	60,414,859	24,454,254		116,440,084	53,257,092	5,959,465

Net asset value	$19.59	$26.17		$17.35	$22.42	$32.45

Shares authorized	Unlimited	Unlimited		Unlimited	400 million	400 million

Par value	$0.001	$0.001		$0.001	$0.10	$0.10

Investor A
Net assets	$264,865,795	$548,826,810		$382,878,446	$1,547,820,973	$393,787,783

Shares outstanding	13,696,986	22,329,840		22,227,080	73,130,844	12,507,261

Net asset value	$19.34	$24.58		$17.23	$21.17	$31.48

Shares authorized	Unlimited	Unlimited		Unlimited	300 million	400 million

Par value	$0.001	$0.001		$0.001	$0.10	$0.10

Investor C
Net assets	$14,764,682	$30,540,266		$11,679,123	$44,928,316	$14,552,923

Shares outstanding	789,535	1,564,683		702,069	2,686,267	511,718

Net asset value	$18.70	$19.52		$16.64	$16.73	$28.44

Shares authorized	Unlimited	Unlimited		Unlimited	400 million	400 million

Par value	$0.001	$0.001		$0.001	$0.10	$0.10

Class K
Net assets	$249,178,300	$5,854,727		$1,099,658,725	$41,459,926	$12,052,509

Shares outstanding	12,717,466	223,701		63,312,363	1,848,846	371,370

Net asset value	$19.59	$26.17		$17.37	$22.42	$32.45

Shares authorized	Unlimited	Unlimited		Unlimited	2 billion	2 billion

Par value	$0.001	$0.001		$0.001	$0.10	$0.10

Class R
Net assets	$35,066,467	$1,561,261	$	N/A	$19,237,024	$7,728,682

Shares outstanding	1,816,498	60,384		N/A	1,008,919	259,381

Net asset value	$19.30	$25.86	$	N/A	$19.07	$29.80

Shares authorized	Unlimited	Unlimited		N/A	200 million	200 million

Par value	$0.001	$0.001	$	N/A	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Operations

Year Ended May 31, 2024

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

INVESTMENT INCOME
Dividends — unaffiliated	$47,560,914	$8,459,101	$45,336,681
Dividends — affiliated	1,680,755	533,342	1,642,653
Securities lending income — affiliated — net	18,207	117,167	628,963
Other income	54,338	—	—
Foreign taxes withheld	(3,866,154)	(5,131)	(142,905)
Foreign withholding tax claims	624,363	—	—

Total investment income	46,072,423	9,104,479	47,465,392

EXPENSES
Investment advisory	6,321,773	6,126,806	14,999,433
Transfer agent — class specific	1,714,803	1,300,047	2,025,130
Service and distribution — class specific	832,837	1,468,427	983,632
Administration	575,158	442,111	1,316,720
Custodian	345,224	45,115	219,128
Administration — class specific	286,567	215,900	702,911
Professional	197,092	84,125	90,828
Registration	120,396	87,577	127,484
Accounting services	114,378	95,071	227,162
Printing and postage	44,703	36,558	47,496
Directors and Officer	17,699	14,684	32,790
Miscellaneous	3,553	23,837	74,245

Total expenses excluding interest expense	10,574,183	9,940,258	20,846,959
Interest expense	2,784	3	—

Total expenses	10,576,967	9,940,261	20,846,959
Less:
Administration fees waived by the Manager — class specific	(286,567)	(213,043)	(702,911)
Fees waived and/or reimbursed by the Manager	(1,217,740)	(803,171)	(1,331,037)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(1,108,884)	(768,715)	(785,066)

Total expenses after fees waived and/or reimbursed	7,963,776	8,155,332	18,027,945

Net investment income	38,108,647	949,147	29,437,447

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	63,027,827	129,807,260	114,799,158
Investments — affiliated	702	(1,613)	73,964
Futures contracts	2,714,451	2,866,512	6,393,027
Foreign currency transactions	(371,236)	—	(827)
Payment by affiliate	—	2,554	—

	65,371,744	132,674,713	121,265,322

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	173,056,034	180,544,294	623,914,813
Investments — affiliated	(193)	1,182	(51,651)
Futures contracts	1,478,871	(118,383)	243,424
Foreign currency translations	95,684	1,175	—

	174,630,396	180,428,268	624,106,586

Net realized and unrealized gain	240,002,140	313,102,981	745,371,908

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$278,110,787	$314,052,128	$774,809,355

See notes to financial statements.

36	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Statements of Operations (continued)

Year Ended May 31, 2024

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

INVESTMENT INCOME
Dividends — unaffiliated	$40,242,735	$12,992,578
Dividends — affiliated	1,397,345	274,897
Securities lending income — affiliated — net	343,740	7,315
Foreign taxes withheld	(7,359)	(4,650)

Total investment income	41,976,461	13,270,140

EXPENSES
Investment advisory	12,632,389	2,862,991
Service and distribution — class specific	3,996,731	1,116,850
Transfer agent — class specific	3,619,833	591,523
Administration	1,115,386	246,214
Administration — class specific	587,520	116,905
Accounting services	197,593	68,104
Professional	139,253	76,485
Registration	132,472	94,307
Printing and postage	33,504	35,619
Directors and Officer	28,858	10,654
Custodian	11,489	52,088
Miscellaneous	21,380	20,207

Total expenses excluding interest expense	22,516,408	5,291,947
Interest expense	1,236	—

Total expenses	22,517,644	5,291,947
Less:
Administration fees waived by the Manager — class specific	(587,519)	(116,905)
Fees waived and/or reimbursed by the Manager	(1,682,854)	(603,011)
Transfer agent fees waived and/or reimbursed — class specific	(2,179,569)	(308,802)

Total expenses after fees waived and/or reimbursed	18,067,702	4,263,229

Net investment income	23,908,759	9,006,911

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	321,267,690	61,194,998
Investments — affiliated	(1,226)	629
Futures contracts	7,485,098	1,428,623

	328,751,562	62,624,250

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	411,416,014	58,919,151
Investments — affiliated	(904)	(694)
Futures contracts	(1,327,305)	(170,139)

	410,087,805	58,748,318

Net realized and unrealized gain	738,839,367	121,372,568

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$762,748,126	$130,379,479

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets

	BlackRock Advantage International Fund		BlackRock Advantage Large Cap Growth Fund
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/24	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$38,108,647	$32,597,808	$949,147	$3,192,201
Net realized gain (loss)	65,371,744	(65,982,615)	132,674,713	(14,259,907)
Net change in unrealized appreciation (depreciation)	174,630,396	90,742,580	180,428,268	67,271,524

Net increase in net assets resulting from operations	278,110,787	57,357,773	314,052,128	56,203,818

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(24,298,025)	(23,002,049)	(5,262,541)	(1,487,169)
Investor A	(6,057,012)	(6,936,172)	(3,948,921)	(734,722)
Investor C	(149,273)	(57,995)	(262,948)	—
Class K	(6,005,547)	(3,878,150)	(47,549)	(6,578)
Class R	(612,167)	(73,700)	(4,973)	(147)

Decrease in net assets resulting from distributions to shareholders	(37,122,024)	(33,948,066)	(9,526,932)	(2,228,616)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	288,550,165	135,628,015	(30,979,579)	1,585,172

NET ASSETS
Total increase in net assets	529,538,928	159,037,722	273,545,617	55,560,374
Beginning of year	1,217,847,056	1,058,809,334	953,115,289	897,554,915

End of year	$1,747,385,984	$1,217,847,056	$1,226,660,906	$953,115,289

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Statements of Changes in Net Assets (continued)

	BlackRock Advantage Small Cap Core Fund		BlackRock Advantage Large Cap Core Fund
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/24	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$29,437,447	$34,024,253	$23,908,759	$29,099,395
Net realized gain (loss)	121,265,322	(243,633,261)	328,751,562	(57,935,346)
Net change in unrealized appreciation (depreciation)	624,106,586	(2,236,033)	410,087,805	30,100,345

Net increase (decrease) in net assets resulting from operations	774,809,355	(211,845,041)	762,748,126	1,264,394

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(22,210,384)	(65,785,212)	(14,370,753)	(87,947,101)
Investor A	(2,752,160)	(8,392,738)	(11,658,748)	(78,931,541)
Investor C	(22,398)	(218,628)	(186,649)	(2,397,702)
Class K	(10,886,458)	(26,282,902)	(323,379)	(1,924,102)
Class R	—	—	(100,028)	(849,067)

Decrease in net assets resulting from distributions to shareholders	(35,871,400)	(100,679,480)	(26,639,557)	(172,049,513)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(666,316,198)	(84,503,292)	(714,144,215)	(48,914,390)

NET ASSETS
Total increase (decrease) in net assets	72,621,757	(397,027,813)	21,964,354	(219,699,509)
Beginning of period	3,442,175,783	3,839,203,596	2,825,258,641	3,044,958,150

End of period	$3,514,797,540	$3,442,175,783	$2,847,222,995	$2,825,258,641

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets (continued)

	BlackRock Advantage Large Cap Value Fund
	Year Ended 05/31/24	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,006,911	$8,666,756
Net realized gain (loss)	62,624,250	(1,730,009)
Net change in unrealized appreciation (depreciation)	58,748,318	(38,708,040)

Net increase (decrease) in net assets resulting from operations	130,379,479	(31,771,293)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(5,038,560)	(9,937,889)
Investor A	(10,006,852)	(20,893,090)
Investor C	(338,418)	(893,218)
Class K	(421,604)	(574,235)
Class R	(185,940)	(460,361)

Decrease in net assets resulting from distributions to shareholders	(15,991,374)	(32,758,793)

CAPITAL SHARE TRANSACTIONS

Net decrease in net assets derived from capital share transactions	(35,263,026)	(11,079,734)

NET ASSETS
Total increase (decrease) in net assets	79,125,079	(75,609,820)
Beginning of year	542,376,216	617,986,036

End of year	$621,501,295	$542,376,216

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund
	Institutional
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$16.73	$16.48	$19.89	$14.52	$16.12		$16.97

Net investment income(a)	0.49	0.48	0.46	0.38	0.22		0.44
Net realized and unrealized gain (loss)	2.86	0.29	(2.28)	5.30	(1.37)		(0.90)

Net increase (decrease) from investment operations	3.35	0.77	(1.82)	5.68	(1.15)		(0.46)

Distributions(b)
From net investment income	(0.49)	(0.52)	(0.62)	(0.31)	(0.45)		(0.39)
From net realized gain	—	—	(0.97)	—	—		—

Total distributions	(0.49)	(0.52)	(1.59)	(0.31)	(0.45)		(0.39)

Net asset value, end of period	$19.59	$16.73	$16.48	$19.89	$14.52		$16.12

Total Return(c)
Based on net asset value	20.40%	5.10%	(9.93)%	39.57%	(7.45	)%(d)	(2.52)%

Ratios to Average Net Assets(e)
Total expenses	0.70%	0.68%	0.73%	0.78%	0.82	%(f)	0.88%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50%	0.50%	0.50	%(f)	0.59%

Net investment income	2.73%	3.08%	2.51%	2.21%	2.17	%(f)	2.78%

Supplemental Data
Net assets, end of period (000)	$1,183,511	$771,698	$710,116	$616,649	$477,944		$446,831

Portfolio turnover rate	128%	128%	132%	247%	131%		140%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor A
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$16.52	$16.28	$19.65	$14.35	$15.93		$16.78

Net investment income(a)	0.42	0.44	0.35	0.33	0.19		0.40
Net realized and unrealized gain (loss)	2.85	0.28	(2.19)	5.24	(1.35)		(0.90)

Net increase (decrease) from investment operations	3.27	0.72	(1.84)	5.57	(1.16)		(0.50)

Distributions(b)
From net investment income	(0.45)	(0.48)	(0.56)	(0.27)	(0.42)		(0.35)
From net realized gain	—	—	(0.97)	—	—		—

Total distributions	(0.45)	(0.48)	(1.53)	(0.27)	(0.42)		(0.35)

Net asset value, end of period	$19.34	$16.52	$16.28	$19.65	$14.35		$15.93

Total Return(c)
Based on net asset value	20.11%	4.82%	(10.13)%	39.21%	(7.61	)%(d)	(2.77)%

Ratios to Average Net Assets(e)
Total expenses	0.92%	1.00%	1.02%	1.05%	1.08	%(f)	1.16%

Total expenses after fees waived and/or reimbursed	0.75%	0.75%	0.75%	0.75%	0.75	%(f)	0.84%

Net investment income	2.38%	2.82%	1.93%	1.95%	1.85	%(f)	2.56%

Supplemental Data
Net assets, end of period (000)	$264,866	$230,879	$240,255	$456,083	$366,411		$404,739

Portfolio turnover rate	128%	128%	132%	247%	131%		140%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

42	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor C
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$16.03	$15.81	$19.12	$13.95	$15.43		$16.11

Net investment income(a)	0.36	0.32	0.22	0.16	0.10		0.23
Net realized and unrealized gain (loss)	2.67	0.27	(2.15)	5.14	(1.31)		(0.80)

Net increase (decrease) from investment operations	3.03	0.59	(1.93)	5.30	(1.21)		(0.57)

Distributions(b)
From net investment income	(0.36)	(0.37)	(0.41)	(0.13)	(0.27)		(0.11)
From net realized gain	—	—	(0.97)	—	—		—

Total distributions	(0.36)	(0.37)	(1.38)	(0.13)	(0.27)		(0.11)

Net asset value, end of period	$18.70	$16.03	$15.81	$19.12	$13.95		$15.43

Total Return(c)
Based on net asset value	19.21%	4.04%	(10.83)%	38.21%	(8.05	)%(d)	(3.51)%

Ratios to Average Net Assets(e)
Total expenses	1.73%	1.78%	1.83%	1.88%	1.84	%(f)	1.88%

Total expenses after fees waived and/or reimbursed	1.50%	1.50%	1.50%	1.50%	1.50	%(f)	1.59%

Net investment income	2.09%	2.10%	1.27%	0.98%	1.04	%(f)	1.52%

Supplemental Data
Net assets, end of period (000)	$14,765	$2,598	$2,356	$3,664	$6,193		$9,448

Portfolio turnover rate	128%	128%	132%	247%	131%		140%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Class K
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$16.73	$16.48	$19.89	$14.52	$16.12		$16.98

Net investment income(a)	0.48	0.52	0.46	0.46	0.23		0.56
Net realized and unrealized gain (loss)	2.88	0.26	(2.28)	5.23	(1.37)		(1.03)

Net increase (decrease) from investment operations	3.36	0.78	(1.82)	5.69	(1.14)		(0.47)

Distributions(b)
From net investment income	(0.50)	(0.53)	(0.62)	(0.32)	(0.46)		(0.39)
From net realized gain	—	—	(0.97)	—	—		—

Total distributions	(0.50)	(0.53)	(1.59)	(0.32)	(0.46)		(0.39)

Net asset value, end of period	$19.59	$16.73	$16.48	$19.89	$14.52		$16.12

Total Return(c)
Based on net asset value	20.45%	5.16%	(9.89)%	39.64%	(7.40	)%(d)	(2.53)%

Ratios to Average Net Assets(e)
Total expenses	0.56%	0.57%	0.61%	0.63%	0.65	%(f)	0.75%

Total expenses after fees waived and/or reimbursed	0.45%	0.45%	0.45%	0.45%	0.45	%(f)	0.54%

Net investment income	2.71%	3.28%	2.55%	2.65%	2.20	%(f)	3.59%

Supplemental Data
Net assets, end of period (000)	$249,178	$193,748	$103,329	$103,454	$43,073		$43,721

Portfolio turnover rate	128%	128%	132%	247%	131%		140%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

44	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Class R
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$16.53	$16.29	$19.68	$14.36	$15.91		$16.74

Net investment income(a)	0.40	0.45	0.33	0.28	0.15		0.34
Net realized and unrealized gain (loss)	2.82	0.23	(2.23)	5.26	(1.34)		(0.88)

Net increase (decrease) from investment operations	3.22	0.68	(1.90)	5.54	(1.19)		(0.54)

Distributions(b)
From net investment income	(0.45)	(0.44)	(0.52)	(0.22)	(0.36)		(0.29)
From net realized gain	—	—	(0.97)	—	—		—

Total distributions	(0.45)	(0.44)	(1.49)	(0.22)	(0.36)		(0.29)

Net asset value, end of period	$19.30	$16.53	$16.29	$19.68	$14.36		$15.91

Total Return(c)
Based on net asset value	19.81%	4.54%	(10.42)%	38.91%	(7.75	)%(d)	(3.04)%

Ratios to Average Net Assets(e)
Total expenses	1.32%	1.33%	1.35%	1.36%	1.37	%(f)	1.44%

Total expenses after fees waived and/or reimbursed	1.00%	1.00%	1.00%	1.00%	1.00	%(f)	1.09%

Net investment income	2.26%	2.75%	1.81%	1.67%	1.47	%(f)	2.20%

Supplemental Data
Net assets, end of period (000)	$35,066	$18,925	$2,753	$3,416	$3,310		$5,244

Portfolio turnover rate	128%	128%	132%	247%	131%		140%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund
	Institutional
	Year Ended 05/31/24		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$19.76		$18.77	$23.33	$18.23	$16.49		$17.89

Net investment income(a)	0.05		0.09	0.03	0.04	0.07		0.13
Net realized and unrealized gain (loss)	6.58		0.96	(1.25)	6.59	2.40		(0.22)

Net increase (decrease) from investment operations	6.63		1.05	(1.22)	6.63	2.47		(0.09)

Distributions(b)
From net investment income	(0.06)		(0.06)	—	(0.07)	(0.14)		(0.13)
From net realized gain	(0.16)		—	(3.34)	(1.46)	(0.59)		(1.18)

Total distributions	(0.22)		(0.06)	(3.34)	(1.53)	(0.73)		(1.31)

Net asset value, end of period	$26.17		$19.76	$18.77	$23.33	$18.23		$16.49

Total Return(c)
Based on net asset value	33.74	%(d)	5.62%	(7.80)%	37.54%	15.34	%(e)	0.41%

Ratios to Average Net Assets(f)
Total expenses	0.80%		0.75%	0.75%	0.83%	0.86	%(g)	0.87%

Total expenses after fees waived and/or reimbursed	0.62%		0.61%	0.61%	0.62%	0.62	%(g)	0.62%

Net investment income	0.22%		0.50%	0.15%	0.21%	0.65	%(g)	0.82%

Supplemental Data
Net assets, end of period (000)	$639,878		$499,742	$432,076	$125,061	$89,737		$79,564

Portfolio turnover rate	128%		130%	130%	134%	70%		154%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

46	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Investor A
	Year Ended 05/31/24		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$18.57		$17.67	$22.13	$17.35	$15.71		$17.11

Net investment income (loss)(a)	(0.01)		0.04	(0.03)	(0.01)	0.04		0.09
Net realized and unrealized gain (loss)	6.19		0.89	(1.16)	6.27	2.28		(0.22)

Net increase (decrease) from investment operations	6.18		0.93	(1.19)	6.26	2.32		(0.13)

Distributions(b)
From net investment income	(0.01)		(0.03)	—	(0.02)	(0.09)		(0.09)
From net realized gain	(0.16)		—	(3.27)	(1.46)	(0.59)		(1.18)

Total distributions	(0.17)		(0.03)	(3.27)	(1.48)	(0.68)		(1.27)

Net asset value, end of period	$24.58		$18.57	$17.67	$22.13	$17.35		$15.71

Total Return(c)
Based on net asset value	33.45	%(d)	5.28%	(8.05)%	37.28%	15.16	%(e)	0.15%

Ratios to Average Net Assets(f)
Total expenses	1.01%		1.06%	1.07%	1.08%	1.12	%(g)	1.12%

Total expenses after fees waived and/or reimbursed	0.87%		0.87%	0.87%	0.87%	0.87	%(g)	0.87%

Net investment income (loss)	(0.03)%		0.24%	(0.16)%	(0.04)%	0.40	%(g)	0.57%

Supplemental Data
Net assets, end of period (000)	$548,827		$441,983	$452,791	$909,344	$713,162		$699,247

Portfolio turnover rate	128%		130%	130%	134%	70%		154%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Investor C
	Year Ended 05/31/24		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$14.88		$14.24	$18.42	$14.67	$13.35		$14.55

Net investment loss(a)	(0.14)		(0.07)	(0.16)	(0.13)	(0.03)		(0.03)
Net realized and unrealized gain (loss)	4.94		0.71	(0.87)	5.27	1.93		(0.17)

Net increase (decrease) from investment operations	4.80		0.64	(1.03)	5.14	1.90		(0.20)

Distributions from net realized gain(b)	(0.16)		—	(3.15)	(1.39)	(0.58)		(1.00)

Net asset value, end of period	$19.52		$14.88	$14.24	$18.42	$14.67		$13.35

Total Return(c)
Based on net asset value	32.46	%(d)	4.50%	(8.74)%	36.25%	14.56	%(e)	(0.59)%

Ratios to Average Net Assets(f)
Total expenses	1.83%		1.87%	1.83%	1.84%	1.83	%(g)	1.85%

Total expenses after fees waived and/or reimbursed	1.62%		1.62%	1.62%	1.62%	1.62	%(g)	1.62%

Net investment loss	(0.79)%		(0.51)%	(0.89)%	(0.78)%	(0.35	)%(g)	(0.22)%

Supplemental Data
Net assets, end of period (000)	$30,540		$8,372	$10,162	$12,989	$14,728		$15,277

Portfolio turnover rate	128%		130%	130%	134%	70%		154%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

48	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Class K
	Year Ended 05/31/24		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$19.76		$18.77	$23.33	$18.23	$16.49		$17.89

Net investment income(a)	0.06		0.10	0.04	0.05	0.08		0.14
Net realized and unrealized gain (loss)	6.58		0.95	(1.25)	6.59	2.40		(0.23)

Net increase (decrease) from investment operations	6.64		1.05	(1.21)	6.64	2.48		(0.09)

Distributions(b)
From net investment income	(0.07)		(0.06)	—	(0.08)	(0.15)		(0.13)
From net realized gain	(0.16)		—	(3.35)	(1.46)	(0.59)		(1.18)

Total distributions	(0.23)		(0.06)	(3.35)	(1.54)	(0.74)		(1.31)

Net asset value, end of period	$26.17		$19.76	$18.77	$23.33	$18.23		$16.49

Total Return(c)
Based on net asset value	33.81	%(d)	5.63%	(7.76)%	37.60%	15.40	%(e)	0.47%

Ratios to Average Net Assets(f)
Total expenses	0.67%		0.69%	0.69%	0.69%	0.70	%(g)	0.71%

Total expenses after fees waived and/or reimbursed	0.57%		0.57%	0.57%	0.57%	0.57	%(g)	0.57%

Net investment income	0.27%		0.53%	0.18%	0.25%	0.72	%(g)	0.85%

Supplemental Data
Net assets, end of period (000)	$5,855		$2,489	$2,177	$1,152	$715		$973

Portfolio turnover rate	128%		130%	130%	134%	70%		154%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Class R
	Year Ended 05/31/24		Year Ended 05/31/23		Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$19.57		$18.64		$23.17	$18.10	$16.32		$17.69

Net investment income (loss)(a)	(0.06)		(0.00	)(b)	(0.09)	(0.06)	0.02		0.05
Net realized and unrealized gain (loss)	6.51		0.94		(1.25)	6.55	2.38		(0.23)

Net increase (decrease) from investment operations	6.45		0.94		(1.34)	6.49	2.40		(0.18)

Distributions(c)
From net investment income	—		(0.01)		—	—	(0.03)		(0.01)
From net realized gain	(0.16)		—		(3.19)	(1.42)	(0.59)		(1.18)

Total distributions	(0.16)		(0.01)		(3.19)	(1.42)	(0.62)		(1.19)

Net asset value, end of period	$25.86		$19.57		$18.64	$23.17	$18.10		$16.32

Total Return(d)
Based on net asset value	33.12	%(e)	5.03%		(8.28)%	36.93%	14.99	%(f)	(0.15)%

Ratios to Average Net Assets(g)
Total expenses	1.40%		1.42%		1.50%	1.36%	1.46	%(h)	1.42%

Total expenses after fees waived and/or reimbursed	1.12%		1.12%		1.12%	1.12%	1.12	%(h)	1.12%

Net investment income (loss)	(0.28)%		(0.03)%		(0.39)%	(0.30)%	0.16	%(h)	0.33%

Supplemental Data
Net assets, end of period (000)	$1,561		$530		$349	$577	$536		$867

Portfolio turnover rate	128%		130%		130%	134%	70%		154%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

50	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund
	Institutional
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20

Net asset value, beginning of year	$14.06	$15.35	$20.72	$13.09	$13.13

Net investment income(a)	0.14	0.14	0.13	0.12	0.14
Net realized and unrealized gain (loss)	3.31	(1.02)	(3.28)	7.97	(0.05)

Net increase (decrease) from investment operations	3.45	(0.88)	(3.15)	8.09	0.09

Distributions(b)
From net investment income	(0.16)	(0.12)	(0.14)	(0.10)	(0.13)
From net realized gain	—	(0.29)	(2.08)	(0.36)	(0.00	)(c)

Total distributions	(0.16)	(0.41)	(2.22)	(0.46)	(0.13)

Net asset value, end of year	$17.35	$14.06	$15.35	$20.72	$13.09

Total Return(d)
Based on net asset value	24.68%	(5.75)%	(16.89)%	62.61%	0.61%

Ratios to Average Net Assets(e)
Total expenses	0.57%	0.59%	0.59%	0.60%	0.64%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	0.86%	0.93%	0.69%	0.65%	0.99%

Supplemental Data
Net assets, end of year (000)	$2,020,581	$2,152,757	$2,501,959	$2,802,145	$847,753

Portfolio turnover rate	75%	93%	81%	63%	101%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)
	Investor A
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20

Net asset value, beginning of year	$13.96	$15.24	$20.58	$13.02	$13.05

Net investment income(a)	0.09	0.10	0.08	0.08	0.10
Net realized and unrealized gain (loss)	3.30	(1.01)	(3.25)	7.91	(0.03)

Net increase (decrease) from investment operations	3.39	(0.91)	(3.17)	7.99	0.07

Distributions(b)
From net investment income	(0.12)	(0.08)	(0.09)	(0.07)	(0.10)
From net realized gain	—	(0.29)	(2.08)	(0.36)	(0.00	)(c)

Total distributions	(0.12)	(0.37)	(2.17)	(0.43)	(0.10)

Net asset value, end of year	$17.23	$13.96	$15.24	$20.58	$13.02

Total Return(d)
Based on net asset value	24.42%	(5.98)%	(17.08)%	62.05%	0.45%

Ratios to Average Net Assets(e)
Total expenses	0.93%	0.93%	0.92%	0.95%	1.01%

Total expenses after fees waived and/or reimbursed	0.75%	0.75%	0.75%	0.75%	0.75%

Net investment income	0.59%	0.67%	0.44%	0.45%	0.75%

Supplemental Data
Net assets, end of year (000)	$382,878	$315,694	$358,594	$530,664	$277,926

Portfolio turnover rate	75%	93%	81%	63%	101%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

52	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)
	Investor C
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20

Net asset value, beginning of year	$13.50	$14.80	$20.08	$12.74	$12.80

Net investment income (loss)(a)	(0.03)	(0.01)	(0.05)	(0.05)	0.00	(b)
Net realized and unrealized gain (loss)	3.20	(0.98)	(3.18)	7.74	(0.04)

Net increase (decrease) from investment operations	3.17	(0.99)	(3.23)	7.69	(0.04)

Distributions(c)
From net investment income	(0.03)	(0.02)	—	—	(0.02)
From net realized gain	—	(0.29)	(2.05)	(0.35)	(0.00	)(d)

Total distributions	(0.03)	(0.31)	(2.05)	(0.35)	(0.02)

Net asset value, end of year	$16.64	$13.50	$14.80	$20.08	$12.74

Total Return(e)
Based on net asset value	23.55%	(6.70)%	(17.74)%	60.90%	(0.33)%

Ratios to Average Net Assets(f)
Total expenses	1.71%	1.69%	1.64%	1.70%	1.71%

Total expenses after fees waived and/or reimbursed	1.50%	1.50%	1.50%	1.50%	1.50%

Net investment income (loss)	(0.18)%	(0.07)%	(0.30)%	(0.32)%	0.01%

Supplemental Data
Net assets, end of year (000)	$11,679	$9,276	$10,969	$12,880	$4,955

Portfolio turnover rate	75%	93%	81%	63%	101%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)
	Class K
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20

Net asset value, beginning of year	$14.07	$15.36	$20.73	$13.10	$13.13

Net investment income(a)	0.14	0.14	0.13	0.13	0.14
Net realized and unrealized gain (loss)	3.33	(1.02)	(3.27)	7.97	(0.03)

Net increase (decrease) from investment operations	3.47	(0.88)	(3.14)	8.10	0.11

Distributions(b)
From net investment income	(0.17)	(0.12)	(0.15)	(0.11)	(0.14)
From net realized gain	—	(0.29)	(2.08)	(0.36)	(0.00	)(c)

Total distributions	(0.17)	(0.41)	(2.23)	(0.47)	(0.14)

Net asset value, end of year	$17.37	$14.07	$15.36	$20.73	$13.10

Total Return(d)
Based on net asset value	24.80%	(5.70)%	(16.84)%	62.63%	0.73%

Ratios to Average Net Assets(e)
Total expenses	0.51%	0.51%	0.51%	0.52%	0.56%

Total expenses after fees waived and/or reimbursed	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income	0.89%	0.97%	0.73%	0.71%	0.99%

Supplemental Data
Net assets, end of year (000)	$1,099,659	$964,449	$967,682	$920,752	$188,885

Portfolio turnover rate	75%	93%	81%	63%	101%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

54	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund
	Institutional
	Year Ended 05/31/24	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Net asset value, beginning of period	$17.36	$18.39	$23.32		$18.78		$16.87		$18.18

Net investment income(a)	0.19	0.20	0.13		0.19		0.22		0.25
Net realized and unrealized gain (loss)	5.06	(0.18)	(0.87)		5.31		2.41		(0.13)

Net increase (decrease) from investment operations	5.25	0.02	(0.74)		5.50		2.63		0.12

Distributions(b)
From net investment income	(0.19)	(0.20)	(0.19)		(0.22)		(0.29)		(0.20)
From net realized gain	—	(0.85)	(4.00)		(0.74)		(0.43)		(1.23)

Total distributions	(0.19)	(1.05)	(4.19)		(0.96)		(0.72)		(1.43)

Net asset value, end of period	$22.42	$17.36	$18.39		$23.32		$18.78		$16.87

Total Return(c)
Based on net asset value	30.47%	0.63%	(5.20	)%(d)	30.31%		15.96%		1.41%

Ratios to Average Net Assets(e)
Total expenses	0.63%	0.63%	0.61	%(f)(g)	0.68	%(h)	0.84	%(i)	0.82	%(i)

Total expenses after fees waived and/or reimbursed	0.48%	0.48%	0.48	%(f)(g)	0.48	%(h)	0.48	%(i)	0.47	%(i)

Net investment income	0.95%	1.17%	0.92	%(f)(g)	0.87	%(h)	1.29	%(i)	1.54	%(i)

Supplemental Data
Net assets, end of period (000)	$1,193,777	$1,479,014	$1,547,621		$1,721,850		$1,399,612		$1,325,232

Portfolio turnover rate(j)	116%	105%	73%		111%		99%		151%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor A
	Year Ended 05/31/24	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Net asset value, beginning of period	$16.40	$17.44	$22.30		$18.00		$16.20		$17.52

Net investment income(a)	0.13	0.15	0.09		0.13		0.17		0.20
Net realized and unrealized gain (loss)	4.79	(0.19)	(0.82)		5.08		2.31		(0.12)

Net increase (decrease) from investment operations	4.92	(0.04)	(0.73)		5.21		2.48		0.08

Distributions(b)
From net investment income	(0.15)	(0.15)	(0.13)		(0.17)		(0.25)		(0.17)
From net realized gain	—	(0.85)	(4.00)		(0.74)		(0.43)		(1.23)

Total distributions	(0.15)	(1.00)	(4.13)		(0.91)		(0.68)		(1.40)

Net asset value, end of period	$21.17	$16.40	$17.44		$22.30		$18.00		$16.20

Total Return(c)
Based on net asset value	30.18%	0.34%	(5.37	)%(d)	30.01%		15.66%		1.18%

Ratios to Average Net Assets(e)
Total expenses	0.88%	0.90%	0.86	%(f)(g)	0.93	%(h)	1.09	%(i)	1.10	%(i)

Total expenses after fees waived and/or reimbursed	0.73%	0.73%	0.73	%(f)(g)	0.73	%(h)	0.73	%(i)	0.73	%(i)

Net investment income	0.70%	0.92%	0.67	%(f)(g)	0.62	%(h)	1.04	%(i)	1.30	%(i)

Supplemental Data
Net assets, end of period (000)	$1,547,821	$1,271,384	$1,382,899		$1,519,185		$1,325,195		$1,202,715

Portfolio turnover rate(j)	116%	105%	73%		111%		99%		151%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

56	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor C
	Year Ended 05/31/24	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Net asset value, beginning of period	$13.01	$14.06	$18.68		$15.14		$13.72		$15.03

Net investment income (loss)(a)	(0.01)	0.02	(0.01)		(0.02)		0.04		0.07
Net realized and unrealized gain (loss)	3.80	(0.16)	(0.61)		4.28		1.95		(0.12)

Net increase (decrease) from investment operations	3.79	(0.14)	(0.62)		4.26		1.99		(0.05)

Distributions(b)
From net investment income	(0.07)	(0.06)	(0.00	)(c)	—		(0.14)		(0.03)
From net realized gain	—	(0.85)	(4.00)		(0.72)		(0.43)		(1.23)

Total distributions	(0.07)	(0.91)	(4.00)		(0.72)		(0.57)		(1.26)

Net asset value, end of period	$16.73	$13.01	$14.06		$18.68		$15.14		$13.72

Total Return(d)
Based on net asset value	29.21%	(0.42)%	(5.81	)%(e)	29.03%		14.80%		0.37%

Ratios to Average Net Assets(f)
Total expenses	1.69%	1.72%	1.69	%(g)(h)	1.69	%(i)	1.87	%(j)	1.89	%(j)

Total expenses after fees waived and/or reimbursed	1.48%	1.48%	1.48	%(g)(h)	1.48	%(i)	1.48	%(j)	1.48	%(j)

Net investment income (loss)	(0.05)%	0.17%	(0.08	)%(g)(h)	(0.13	)%(i)	0.32	%(j)	0.52	%(j)

Supplemental Data
Net assets, end of period (000)	$44,928	$31,813	$38,506		$42,561		$31,921		$95,571

Portfolio turnover rate(k)	116%	105%	73%		111%		99%		151%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class K
	Year Ended 05/31/24	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Net asset value, beginning of period	$17.36	$18.40	$23.34		$18.79		$16.88		$18.19

Net investment income(a)	0.20	0.21	0.13		0.20		0.22		0.31
Net realized and unrealized gain (loss)	5.06	(0.19)	(0.87)		5.32		2.42		(0.18)

Net increase (decrease) from investment operations	5.26	0.02	(0.74)		5.52		2.64		0.13

Distributions(b)
From net investment income	(0.20)	(0.21)	(0.20)		(0.23)		(0.30)		(0.21)
From net realized gain	—	(0.85)	(4.00)		(0.74)		(0.43)		(1.23)

Total distributions	(0.20)	(1.06)	(4.20)		(0.97)		(0.73)		(1.44)

Net asset value, end of period	$22.42	$17.36	$18.40		$23.34		$18.79		$16.88

Total Return(c)
Based on net asset value	30.53%	0.63%	(5.18	)%(d)	30.42%		16.01%		1.45%

Ratios to Average Net Assets(e)
Total expenses	0.52%	0.54%	0.51	%(f)(g)	0.55	%(h)	0.70	%(i)	0.72	%(i)

Total expenses after fees waived and/or reimbursed	0.43%	0.43%	0.43	%(f)(g)	0.43	%(h)	0.43	%(i)	0.43	%(i)

Net investment income	1.01%	1.22%	0.98	%(f)(g)	0.91	%(h)	1.30	%(i)	1.87	%(i)

Supplemental Data
Net assets, end of period (000)	$41,460	$31,568	$61,965		$56,736		$34,078		$3,079

Portfolio turnover rate(j)	116%	105%	73%		111%		99%		151%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

58	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class R
	Year Ended 05/31/24	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Net asset value, beginning of period	$14.80	$15.84	$20.60		$16.66		$15.03		$16.38

Net investment income(a)	0.07	0.10	0.05		0.07		0.13		0.15
Net realized and unrealized gain (loss)	4.32	(0.17)	(0.72)		4.70		2.13		(0.13)

Net increase (decrease) from investment operations	4.39	(0.07)	(0.67)		4.77		2.26		0.02

Distributions(b)
From net investment income	(0.12)	(0.12)	(0.09)		(0.09)		(0.20)		(0.14)
From net realized gain	—	(0.85)	(4.00)		(0.74)		(0.43)		(1.23)

Total distributions	(0.12)	(0.97)	(4.09)		(0.83)		(0.63)		(1.37)

Net asset value, end of period	$19.07	$14.80	$15.84		$20.60		$16.66		$15.03

Total Return(c)
Based on net asset value	29.82%	0.14%	(5.55	)%(d)	29.67%		15.38%		0.88%

Ratios to Average Net Assets(e)
Total expenses	1.22%	1.24%	1.23	%(f)(g)	1.26	%(h)	1.37	%(i)	1.32	%(i)

Total expenses after fees waived and/or reimbursed	0.98%	0.98%	0.98	%(f)(g)	0.98	%(h)	0.98	%(i)	0.98	%(i)

Net investment income	0.44%	0.68%	0.42	%(f)(g)	0.37	%(h)	0.83	%(i)	1.04	%(i)

Supplemental Data
Net assets, end of period (000)	$19,237	$11,479	$13,967		$14,399		$12,416		$27,003

Portfolio turnover rate(j)	116%	105%	73%		111%		99%		151%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund
	Institutional
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$26.63	$29.79	$35.07	$24.74		$28.08		$30.89

Net investment income(a)	0.51	0.47	0.45	0.46		0.39		0.57
Net realized and unrealized gain (loss)	6.16	(2.02)	(0.21)	10.36		(2.60)		(0.26)

Net increase (decrease) from investment operations	6.67	(1.55)	0.24	10.82		(2.21)		0.31

Distributions(b)
From net investment income	(0.50)	(0.47)	(0.47)	(0.49)		(0.58)		(0.59)
From net realized gain	(0.35)	(1.14)	(5.05)	—		(0.55)		(2.53)

Total distributions	(0.85)	(1.61)	(5.52)	(0.49)		(1.13)		(3.12)

Net asset value, end of period	$32.45	$26.63	$29.79	$35.07		$24.74		$28.08

Total Return(c)
Based on net asset value	25.48%	(4.97)%	0.63%	44.37%		(8.36	)%(d)	1.80%

Ratios to Average Net Assets(e)
Total expenses	0.71%	0.70%	0.70%	0.84	%(f)	0.89	%(g)(h)	0.87	%(h)

Total expenses after fees waived and/or reimbursed	0.54%	0.54%	0.54%	0.54	%(f)	0.54	%(g)(h)	0.54	%(h)

Net investment income	1.73%	1.72%	1.41%	1.58	%(f)	2.20	%(g)(h)	2.09	%(h)

Supplemental Data
Net assets, end of period (000)	$193,379	$164,434	$186,903	$194,452		$146,365		$192,744

Portfolio turnover rate	118%	116%	136%	126	%(i)	70%		161%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

60	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Investor A
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$25.86	$28.98	$34.26	$24.18		$27.45		$30.26

Net investment income(a)	0.43	0.39	0.36	0.38		0.34		0.49
Net realized and unrealized gain (loss)	5.97	(1.97)	(0.20)	10.13		(2.55)		(0.25)

Net increase (decrease) from investment operations	6.40	(1.58)	0.16	10.51		(2.21)		0.24

Distributions(b)
From net investment income	(0.43)	(0.40)	(0.39)	(0.43)		(0.51)		(0.52)
From net realized gain	(0.35)	(1.14)	(5.05)	—		(0.55)		(2.53)

Total distributions	(0.78)	(1.54)	(5.44)	(0.43)		(1.06)		(3.05)

Net asset value, end of period	$31.48	$25.86	$28.98	$34.26		$24.18		$27.45

Total Return(c)
Based on net asset value	25.15%	(5.22)%	0.40%	44.01%		(8.53	)%(d)	1.56%

Ratios to Average Net Assets(e)
Total expenses	0.96%	0.97%	0.97%	1.10	%(f)	1.15	%(g)(h)	1.14	%(h)

Total expenses after fees waived and/or reimbursed	0.79%	0.79%	0.79%	0.79	%(f)	0.79	%(g)(h)	0.79	%(h)

Net investment income	1.48%	1.47%	1.16%	1.33	%(f)	1.95	%(g)(h)	1.84	%(h)

Supplemental Data
Net assets, end of period (000)	$393,788	$345,671	$394,334	$405,607		$280,449		$336,565

Portfolio turnover rate	118%	116%	136%	126	%(i)	70%		161%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Investor C
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$23.43	$26.40	$31.69	$22.31		$25.32		$28.06

Net investment income(a)	0.19	0.17	0.12	0.16		0.19		0.27
Net realized and unrealized gain (loss)	5.40	(1.78)	(0.19)	9.37		(2.36)		(0.24)

Net increase (decrease) from investment operations	5.59	(1.61)	(0.07)	9.53		(2.17)		0.03

Distributions(b)
From net investment income	(0.23)	(0.22)	(0.17)	(0.15)		(0.29)		(0.24)
From net realized gain	(0.35)	(1.14)	(5.05)	—		(0.55)		(2.53)

Total distributions	(0.58)	(1.36)	(5.22)	(0.15)		(0.84)		(2.77)

Net asset value, end of period	$28.44	$23.43	$26.40	$31.69		$22.31		$25.32

Total Return(c)
Based on net asset value	24.21%	(5.89)%	(0.38)%	42.99%		(9.00	)%(d)	0.79%

Ratios to Average Net Assets(e)
Total expenses	1.76%	1.74%	1.73%	1.85	%(f)	1.91	%(g)(h)	1.94	%(h)

Total expenses after fees waived and/or reimbursed	1.54%	1.54%	1.54%	1.54	%(f)	1.54	%(g)(h)	1.54	%(h)

Net investment income	0.73%	0.72%	0.41%	0.63	%(f)	1.20	%(g)(h)	1.08	%(h)

Supplemental Data
Net assets, end of period (000)	$14,553	$14,894	$18,099	$20,880		$43,395		$63,659

Portfolio turnover rate	118%	116%	136%	126	%(i)	70%		161%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

62	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Class K
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$26.64	$29.80	$35.08	$24.74		$28.09		$30.90

Net investment income(a)	0.53	0.48	0.47	0.47		0.40		0.58
Net realized and unrealized gain (loss)	6.14	(2.01)	(0.22)	10.38		(2.60)		(0.26)

Net increase (decrease) from investment operations	6.67	(1.53)	0.25	10.85		(2.20)		0.32

Distributions(b)
From net investment income	(0.51)	(0.49)	(0.48)	(0.51)		(0.60)		(0.60)
From net realized gain	(0.35)	(1.14)	(5.05)	—		(0.55)		(2.53)

Total distributions	(0.86)	(1.63)	(5.53)	(0.51)		(1.15)		(3.13)

Net asset value, end of period	$32.45	$26.64	$29.80	$35.08		$24.74		$28.09

Total Return(c)
Based on net asset value	25.49%	(4.91)%	0.69%	44.48%		(8.35	)%(d)	1.85%

Ratios to Average Net Assets(e)
Total expenses	0.62%	0.63%	0.63%	0.74	%(f)	0.80	%(g)(h)	0.79	%(h)

Total expenses after fees waived and/or reimbursed	0.49%	0.49%	0.49%	0.49	%(f)	0.49	%(g)(h)	0.49	%(h)

Net investment income	1.80%	1.77%	1.47%	1.62	%(f)	2.24	%(g)(h)	2.14	%(h)

Supplemental Data
Net assets, end of period (000)	$12,053	$10,451	$10,210	$8,258		$4,971		$5,699

Portfolio turnover rate	118%	116%	136%	126	%(i)	70%		161%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Class R
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$24.52	$27.56	$32.84	$23.18		$26.29		$29.10

Net investment income(a)	0.34	0.31	0.27	0.29		0.28		0.41
Net realized and unrealized gain (loss)	5.65	(1.87)	(0.19)	9.71		(2.43)		(0.26)

Net increase (decrease) from investment operations	5.99	(1.56)	0.08	10.00		(2.15)		0.15

Distributions(b)
From net investment income	(0.36)	(0.34)	(0.31)	(0.34)		(0.41)		(0.43)
From net realized gain	(0.35)	(1.14)	(5.05)	—		(0.55)		(2.53)

Total distributions	(0.71)	(1.48)	(5.36)	(0.34)		(0.96)		(2.96)

Net asset value, end of period	$29.80	$24.52	$27.56	$32.84		$23.18		$26.29

Total Return(c)
Based on net asset value	24.84%	(5.43)%	0.14%	43.63%		(8.65	)%(d)	1.29%

Ratios to Average Net Assets(e)
Total expenses	1.35%	1.36%	1.35%	1.41	%(f)	1.43	%(g)(h)	1.44	%(h)

Total expenses after fees waived and/or reimbursed	1.04%	1.04%	1.04%	1.04	%(f)	1.04	%(g)(h)	1.04	%(h)

Net investment income	1.23%	1.22%	0.91%	1.11	%(f)	1.69	%(g)(h)	1.59	%(h)

Supplemental Data
Net assets, end of period (000)	$7,729	$6,925	$8,440	$9,015		$10,820		$18,321

Portfolio turnover rate	118%	116%	136%	126	%(i)	70%		161%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

64	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) and BlackRock Large Cap Series Funds, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund and BlackRock Small Cap Core Fund are series of the Trust. BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund are series of the Corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Advantage International Fund	Advantage International	Diversified
BlackRock Advantage Large Cap Growth Fund	Advantage Large Cap Growth	Diversified
BlackRock Advantage Small Cap Core Fund	Advantage Small Cap Core	Diversified
BlackRock Advantage Large Cap Core Fund	Advantage Large Cap Core	Diversified
BlackRock Advantage Large Cap Value Fund	Advantage Large Cap Value	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation and the Board of Trustees of the Trust are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements (continued)

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Certain Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances. For financial reporting purposes, custodian credits, if any, are included in interest income in the Statements of Operations.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Funds are open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

66	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount(b)

Advantage International
BofA Securities, Inc.	$96	$(96)	$—	$—
Morgan Stanley	718,106	(718,106)	—	—

	$718,202	$(718,202)	$—	$—

Advantage Small Cap Core
Barclays Capital, Inc.	$239,324	$(239,324)	$—	$—
BNP Paribas SA	9,050,290	(9,050,290)	—	—
BofA Securities, Inc.	5,260,795	(5,260,795)	—	—
Citigroup Global Markets, Inc.	6,548,843	(6,548,843)	—	—
J.P. Morgan Securities LLC	59,195,734	(59,195,734)	—	—
Jefferies LLC	3,388,647	(3,388,647)	—	—
Morgan Stanley	60,090,982	(60,090,982)	—	—
National Financial Services LLC	1,606,210	(1,606,210)	—	—
SG Americas Securities LLC	949,717	(949,717)	—	—
State Street Bank & Trust Co.	236,670	(236,670)	—	—
Toronto-Dominion Bank	2,424,102	(2,424,102)	—	—

	$148,991,314	$(148,991,314)	$—	$—

Advantage Large Cap Core
Goldman Sachs & Co. LLC	$2,961,250	$(2,961,250)	$—	$—
J.P. Morgan Securities LLC	4,540,110	(4,540,110)	—	—

	$7,501,360	$(7,501,360)	$—	$—

Advantage Large Cap Value
Citigroup Global Markets, Inc.	$734,454	$(731,430)	$—	$3,024
J.P. Morgan Securities LLC	2,441,534	(2,441,534)	—	—
National Financial Services LLC	82,269	(82,269)	—	—

	$3,258,257	$(3,255,233)	$—	$3,024

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of May 31, 2024. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

68	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core	Advantage Large Cap Core	Advantage Large Cap Value

First $1 billion	0.45%	0.57%	0.45%	0.45%	0.49%

$1 billion - $3 billion	0.42	0.54	0.42	0.42	0.46

$3 billion - $5 billion	0.41	0.51	0.41	0.41	0.44

$5 billion - $10 billion	0.39	0.50	0.39	0.39	0.43

Greater than $10 billion	0.38	0.48	0.38	0.38	0.42

Service and Distribution Fees: The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A

Investor C	0.25	0.75%	0.25	0.75%	0.25%	0.75%

Class R	0.25	0.25	0.25	0.25	N/A	N/A

	Advantage Large Cap Core		Advantage Large Cap Value
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A

Investor C	0.25	0.75%	0.25	0.75%

Class R	0.25	0.25	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements (continued)

For the year ended May 31, 2024, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Advantage International	$601,021	$97,063	$134,753	$ 832,837
Advantage Large Cap Growth	1,239,905	224,520	4,002	1,468,427
Advantage Small Cap Core	879,596	104,036	—	983,632
Advantage Large Cap Core	3,532,022	389,638	75,071	3,996,731
Advantage Large Cap Value	928,721	152,189	35,940	1,116,850

Administration: The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2024, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$187,645	$48,006	$1,938	$43,611	$5,367	$ 286,567
Advantage Large Cap Growth	111,362	98,996	4,476	907	159	215,900
Advantage Small Cap Core	425,004	70,244	2,077	205,586	—	702,911
Advantage Large Cap Core	288,501	281,899	7,772	6,364	2,984	587,520
Advantage Large Cap Value	35,611	74,172	3,039	2,648	1,435	116,905

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2024, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Total

Advantage International	$737,417	$ 737,417
Advantage Large Cap Growth	484,703	484,703
Advantage Small Cap Core	266,843	266,843
Advantage Large Cap Core	1,114,836	1,114,836

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2024, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$8,745	$16,839	$862	$628	$1,949	$ 29,023
Advantage Large Cap Growth	4,297	116,330	5,263	66	51	126,007
Advantage Small Cap Core	10,639	23,539	1,483	3,506	—	39,167
Advantage Large Cap Core	31,681	184,304	3,813	101	203	220,102
Advantage Large Cap Value	821	33,611	2,173	59	141	36,805

For the year ended May 31, 2024, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$1,361,049	$262,113	$16,365	$5,850	$69,426	$ 1,714,803
Advantage Large Cap Growth	781,518	479,685	36,588	391	1,865	1,300,047
Advantage Small Cap Core	1,358,677	595,109	21,175	50,169	—	2,025,130
Advantage Large Cap Core	1,786,837	1,727,639	71,009	3,724	30,624	3,619,833
Advantage Large Cap Value	180,380	371,561	21,926	877	16,779	591,523

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Notes to Financial Statements (continued)

Other Fees: For the year ended May 31, 2024, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Advantage International	$ 6,993
Advantage Large Cap Growth	11,356
Advantage Small Cap Core	12,413
Advantage Large Cap Core	27,448
Advantage Large Cap Value	5,151

For the year ended May 31, 2024, affiliates received CDSCs as follows:

Share Class	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core	Advantage Large Cap Core	Advantage Large Cap Value

Investor A	$1,460	$82	$7,899	$7,200	$ 461
Investor C	76	802	1,106	1,093	891

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2024, the amounts waived were as follows:

Fund Name	Amounts Waived

Advantage International	$ 24,249
Advantage Large Cap Growth	7,683
Advantage Small Cap Core	23,708
Advantage Large Cap Core	20,319
Advantage Large Cap Value	3,965

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2024, there were no fees waived by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

Advantage International	0.50%	0.75%	1.50%	0.45%	1.00%
Advantage Large Cap Growth	0.62	0.87	1.62	0.57	1.12
Advantage Small Cap Core	0.50	0.75	1.50	0.45	N/A
Advantage Large Cap Core	0.48	0.73	1.48	0.43	0.98
Advantage Large Cap Value	0.54	0.79	1.54	0.49	1.04
The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2025 (June 30, 2034 with respect to Advantage Large Cap Growth Class R Shares), unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund.

For the year ended May 31, 2024, the Manager waived and/or reimbursed investment advisory fees, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations, as follows:

Fund Name	Amounts Waived

Advantage International	$ 1,193,491
Advantage Large Cap Growth	795,488
Advantage Small Cap Core	1,307,329
Advantage Large Cap Core	1,662,535
Advantage Large Cap Value	599,046

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Notes to Financial Statements (continued)

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific, transfer agent fees waived and/or reimbursed by the Manager — class specific, service and distribution fees waived and service distribution fees reimbursed respectively, in the Statements of Operations. For the year ended May 31, 2024, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$187,645	$48,006	$1,938	$43,611	$5,367	$286,567
Advantage Large Cap Growth	111,362	96,185	4,429	907	160	213,043
Advantage Small Cap Core	425,004	70,244	2,077	205,586	—	702,911
Advantage Large Cap Core	288,501	281,899	7,772	6,363	2,984	587,519
Advantage Large Cap Value	35,611	74,172	3,039	2,648	1,435	116,905

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$891,472	$143,318	$11,663	$5,850	$56,581	$1,108,884
Advantage Large Cap Growth	503,122	237,914	25,807	391	1,481	768,715
Advantage Small Cap Core	297,219	421,554	16,124	50,169	—	785,066
Advantage Large Cap Core	1,066,093	1,033,446	52,670	3,724	23,636	2,179,569
Advantage Large Cap Value	91,514	188,522	14,634	877	13,255	308,802

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BIM has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee, is determined to be in the best interests of such money market fund.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral, (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund (except Advantage International) retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Advantage International retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund (except Advantage International), pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Advantage International, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended May 31, 2024, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Advantage International	$3,714
Advantage Large Cap Growth	27,406
Advantage Small Cap Core	152,028
Advantage Large Cap Core	81,545
Advantage Large Cap Value	2,768

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund other than Advantage Large Cap Growth may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Advantage Large Cap Core, Advantage Large Cap Value and Advantage International are currently permitted to borrow under the Interfund Lending Program. Advantage Small Cap Core is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

72	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

During the year ended May 31, 2024, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation and the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s/Trust’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: During the year ended May 31, 2024, Advantage Large Cap Growth received a reimbursement of $2,554 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors or trustees. For the year ended May 31, 2024, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain

Advantage International	$234,870,446	$ 269,753,423	$15,207,120
Advantage Large Cap Growth	212,535,797	261,180,770	21,471,949
Advantage Small Cap Core	52,852,815	89,899,610	10,810,518
Advantage Large Cap Core	286,665,308	379,369,799	43,181,330
Advantage Large Cap Value	68,152,477	87,705,030	9,670,172

7.	PURCHASES AND SALES

For the year ended May 31, 2024, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

Advantage International	$2,073,122,203	$1,783,177,335
Advantage Large Cap Growth	1,359,412,482	1,402,085,259
Advantage Small Cap Core	2,598,221,182	3,256,674,483
Advantage Large Cap Core	3,363,180,139	4,072,561,632
Advantage Large Cap Value	682,908,305	724,238,591

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to certain deemed distributions were reclassified to the following accounts:

Fund Name	Paid-in capital	Accumulated earnings (loss)

Advantage Large Cap Core	$17,940,398	$(17,940,398)

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

Fund Name	Year Ended May 31, 2024	Year Ended May 31, 2023
Advantage International
Ordinary income	$37,122,024	$33,948,066

Advantage Large Cap Growth
Ordinary income	$1,571,523	$2,228,616
Long term capital gains	7,955,409	—

	9,526,932	2,228,616
Advantage Small Cap Core
Ordinary income	$35,871,400	$29,229,941
Long term capital gains	—	71,449,539

	$35,871,400	$100,679,480
Advantage Large Cap Core
Ordinary income	$26,639,557	$29,688,180
Long term capital gains	—	142,361,333

	$26,639,557	$172,049,513
Advantage Large Cap Value
Ordinary income	$8,914,549	$8,879,547
Long term capital gains	7,076,825	23,879,246

	$15,991,374	$32,758,793

As of May 31, 2024, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

Advantage International	$31,187,532	$—	$(36,663,284)	$271,879,757	$266,404,005
Advantage Large Cap Growth	43,864,946	56,500,814	—	485,986,696	586,352,456
Advantage Small Cap Core	6,752,127	—	(203,707,240)	309,290,872	112,335,759
Advantage Large Cap Core	84,706,692	143,664,584	—	887,804,902	1,116,176,178
Advantage Large Cap Value	36,255,127	10,202,635	—	80,042,117	126,499,879

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, REITs basis adjustments, characterization of corporate actions and the timing and recognition of partnership income.

During the year ended May 31, 2024, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core	Advantage Large Cap Core	Advantage Large Cap Value

Amount utilized	$53,351,890	$25,713,241	$116,703,487	$84,219,781	$10,898,011

As of May 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Advantage International	$1,490,051,898	$291,918,550	$(19,942,245)	$271,976,305
Advantage Large Cap Growth	738,361,778	496,081,188	(10,088,985)	485,992,203
Advantage Small Cap Core	3,364,554,686	626,972,542	(317,681,670)	309,290,872
Advantage Large Cap Core	1,963,979,800	926,003,617	(38,198,714)	887,804,903
Advantage Large Cap Value	544,032,961	90,727,771	(10,673,428)	80,054,343

9.	BANK BORROWINGS

The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit

74	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2025 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2024, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements (continued)

and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Advantage International invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Advantage International invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/24		Year Ended 05/31/23

Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage International

Institutional

Shares sold	23,297,357	$414,287,683	11,508,058	$175,708,419

Shares issued in reinvestment of distributions	1,383,179	24,124,489	1,525,765	22,800,749

Shares redeemed	(10,399,113)	(186,487,678)	(9,987,110)	(150,703,357)

	14,281,423	$251,924,494	3,046,713	$47,805,811

Investor A

Shares sold and automatic conversion of shares	1,964,803	$34,539,277	1,491,738	$22,573,584

Shares issued in reinvestment of distributions	319,591	5,512,362	426,965	6,301,933

Shares redeemed	(2,564,768)	(44,937,995)	(2,700,529)	(41,155,670)

	(280,374)	$(4,886,356)	(781,826)	$(12,280,153)

Investor C

Shares sold	759,644	$12,470,746	51,816	$776,986

Shares issued in reinvestment of distributions	8,965	149,273	4,022	57,985

Shares redeemed and automatic conversion of shares	(141,151)	(2,420,929)	(42,803)	(646,954)

	627,458	$10,199,090	13,035	$188,017

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Notes to Financial Statements (continued)

	Year Ended 05/31/24		Year Ended 05/31/23

Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage International (continued)

Class K

Shares sold	2,590,705	$46,132,287	6,766,930	$106,688,626

Shares issued in reinvestment of distributions	344,221	6,005,317	259,872	3,878,150

Shares redeemed	(1,798,410)	(32,102,894)	(1,714,155)	(27,125,496)

	1,136,516	$20,034,710	5,312,647	$83,441,280

Class R

Shares sold	1,017,841	$17,350,290	1,023,690	$17,224,244

Shares issued in reinvestment of distributions	35,544	612,167	4,989	73,701

Shares redeemed	(381,525)	(6,684,230)	(53,022)	(824,885)

	671,860	$11,278,227	975,657	$16,473,060

	16,436,883	$288,550,165	8,566,226	$135,628,015

Advantage Large Cap Growth

Institutional

Shares sold	3,274,605	$74,950,123	6,868,840	$118,137,284

Shares issued in reinvestment of distributions	235,499	5,243,158	84,195	1,481,839

Shares redeemed	(4,350,268)	(97,770,614)	(4,676,497)	(85,552,119)

	(840,164)	$(17,577,333)	2,276,538	$34,067,004

Investor A

Shares sold	985,440	$21,327,952	783,596	$13,193,623

Shares issued in reinvestment of distributions	183,148	3,842,876	43,075	713,736

Shares redeemed	(2,634,857)	(56,679,531)	(2,657,309)	(44,721,957)

	(1,466,269)	$(31,508,703)	(1,830,638)	$(30,814,598)

Investor C

Shares sold	1,314,696	$20,739,576	63,364	$871,927

Shares issued in reinvestment of distributions	15,709	263,290	—	—

Shares redeemed and automatic conversion of shares	(328,177)	(5,811,599)	(214,528)	(2,877,817)

	1,002,228	$15,191,267	(151,164)	$(2,005,890)

Class K

Shares sold	138,788	$3,023,950	33,825	$619,234

Shares issued in reinvestment of distributions	2,010	44,757	331	5,828

Shares redeemed	(43,058)	(985,582)	(24,166)	(435,384)

	97,740	$2,083,125	9,990	$189,678

Class R

Shares sold	36,480	$901,709	10,387	$185,989

Shares issued in reinvestment of distributions	225	4,973	8	147

Shares redeemed	(3,405)	(74,617)	(2,056)	(37,158)

	33,300	$832,065	8,339	$148,978

	(1,173,165)	$(30,979,579)	313,065	$1,585,172

Advantage Small Cap Core

Institutional

Shares sold	21,347,099	$333,503,755	47,919,449	$701,900,107

Shares issued in reinvestment of distributions	1,441,914	22,168,806	4,704,458	65,751,152

Shares redeemed	(59,497,255)	(936,471,823)	(62,510,640)	(917,764,827)

	(36,708,242)	$(580,799,262)	(9,886,733)	$(150,113,568)

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements (continued)

	Year Ended 05/31/24		Year Ended 05/31/23

Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage Small Cap Core (continued)

Investor A

Shares sold and automatic conversion of shares	4,034,735	$63,459,431	3,601,657	$52,810,767

Shares issued in reinvestment of distributions	180,437	2,751,052	605,080	8,387,411

Shares redeemed	(4,608,184)	(72,025,154)	(5,120,440)	(74,615,130)

	(393,012)	$(5,814,671)	(913,703)	$(13,416,952)

Investor C

Shares sold	207,623	$3,184,439	125,566	$1,786,554

Shares issued in reinvestment of distributions	1,527	22,365	16,415	218,327

Shares redeemed and automatic conversion of shares	(194,068)	(2,922,880)	(196,132)	(2,747,776)

	15,082	$283,924	(54,151)	$(742,895)

Class K

Shares sold	10,206,738	$162,561,113	19,864,648	$291,931,230

Shares issued in reinvestment of distributions	706,613	10,874,632	1,873,351	26,253,904

Shares redeemed	(16,148,319)	(253,421,934)	(16,189,057)	(238,415,011)

	(5,234,968)	$(79,986,189)	5,548,942	$79,770,123

	(42,321,140)	$(666,316,198)	(5,305,645)	$(84,503,292)

Advantage Large Cap Core

Institutional

Shares sold	4,253,897	$85,531,661	7,232,763	$117,472,203

Shares issued in reinvestment of distributions	692,648	13,247,256	5,176,989	82,730,713

Shares redeemed	(36,907,101)	(738,281,082)	(11,342,719)	(183,436,037)

	(31,960,556)	$(639,502,165)	1,067,033	$16,766,879

Investor A

Shares sold	4,162,870	$77,141,036	—	$—

Shares sold and automatic conversion of shares	—	—	4,614,359	72,748,020

Shares issued in reinvestment of distributions	603,551	10,921,227	4,932,185	74,491,359

Shares redeemed	(9,152,406)	(171,310,982)	(11,328,154)	(178,943,679)

	(4,385,985)	$(83,248,719)	(1,781,610)	$(31,704,300)

Investor C

Shares sold	1,011,189	$14,414,272	492,228	$6,204,724

Shares issued in reinvestment of distributions	12,705	182,763	196,124	2,351,728

Shares redeemed and automatic conversion of shares	(782,761)	(11,561,228)	(982,251)	(12,432,749)

	241,133	$3,035,807	(293,899)	$(3,876,297)

Class K

Shares sold	766,994	$15,907,891	645,071	$10,729,466

Shares issued in reinvestment of distributions	16,885	323,379	120,270	1,924,102

Shares redeemed	(753,056)	(14,656,265)	(2,315,017)	(41,205,381)

	30,823	$1,575,005	(1,549,676)	$(28,551,813)

Class R

Shares sold	346,800	$5,958,058	81,548	$1,163,716

Shares issued in reinvestment of distributions	6,126	100,028	62,298	849,067

Shares redeemed	(119,768)	(2,062,229)	(249,611)	(3,561,642)

	233,158	$3,995,857	(105,765)	$(1,548,859)

	(35,841,427)	$(714,144,215)	(2,663,917)	$(48,914,390)

78	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

	Year Ended 05/31/24		Year Ended 05/31/23

Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage Large Cap Value

Institutional

Shares sold	927,476	$27,481,322	881,237	$24,019,416

Shares issued in reinvestment of distributions	156,585	4,498,448	344,992	8,902,293

Shares redeemed	(1,298,843)	(37,668,127)	(1,325,202)	(36,046,939)

	(214,782)	$(5,688,357)	(98,973)	$(3,125,230)

Investor A

Shares sold	633,902	$18,495,637	—	$—

Shares sold and automatic conversion of shares	—	—	1,375,001	36,028,089

Shares issued in reinvestment of distributions	323,626	9,028,137	759,779	19,035,751

Shares redeemed	(1,815,261)	(52,151,342)	(2,376,037)	(62,562,160)

	(857,733)	$(24,627,568)	(241,257)	$(7,498,320)

Investor C

Shares sold	59,407	$1,538,116	135,087	$3,243,871

Shares issued in reinvestment of distributions	13,191	333,274	38,671	875,749

Shares redeemed and automatic conversion of shares	(196,611)	(5,153,312)	(223,496)	(5,340,361)

	(124,013)	$(3,281,922)	(49,738)	$(1,220,741)

Class K

Shares sold	193,424	$5,568,726	128,817	$3,493,709

Shares issued in reinvestment of distributions	14,682	421,603	22,234	574,235

Shares redeemed	(229,117)	(7,039,729)	(101,295)	(2,693,778)

	(21,011)	$(1,049,400)	49,756	$1,374,166

Class R

Shares sold	24,923	$685,611	46,745	$1,166,823

Shares issued in reinvestment of distributions	7,025	185,628	19,382	459,713

Shares redeemed	(55,037)	(1,487,018)	(89,884)	(2,236,145)

	(23,089)	$(615,779)	(23,757)	$(609,609)

	(1,240,628)	$(35,263,026)	(363,969)	$(11,079,734)

As of May 31, 2024, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Share Class	Advantage Large Cap Growth

Class K	12,217

12.	FOREIGN WITHHOLDINGS TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which Advantage International is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund and BlackRock Advantage Small Cap Core Fund and the Board of Trustees of BlackRock FundsSM, and to the Shareholders of BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund and the Board of Directors of BlackRock Large Cap Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, and BlackRock Advantage Small Cap Core Fund of BlackRock FundsSM, and BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund of BlackRock Large Cap Series Funds, Inc. (the “Funds”), including the schedules of investments, as of May 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, BlackRock Advantage Large Cap Value Fund	For each of the four years in the period ended May 31, 2024, for the period from October 1, 2019 through May 31, 2020, and for the year ended September 30, 2019
BlackRock Advantage Small Cap Core Fund	For each of the five years in the period ended May 31, 2024
BlackRock Advantage Large Cap Core Fund	For each of the two years in the period ended May 31, 2024, for the period from October 1, 2021 through May 31, 2022, and for each of the three years in the period ended September 30, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 24, 2024

We have served as the auditor of one or more BlackRock investment companies since 1992.

80	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2024:

Fund Name	Qualified Dividend Income
Advantage International	$ 43,474,885
Advantage Large Cap Growth	8,180,802
Advantage Small Cap Core	40,762,735
Advantage Large Cap Core	37,479,139
Advantage Large Cap Value	11,923,960

The Funds hereby designates the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended May 31, 2024:

Fund Name	20% Rate Long-Term Capital Gain Dividends
Advantage Large Cap Growth	$ 7,955,409
Advantage Large Cap Core	11,709,019
Advantage Large Cap Value	7,076,825

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended May 31, 2024:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Advantage International	$ 41,178,840	$ 2,903,898

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended May 31, 2024:

Fund Name	Federal Obligation Interest
Advantage International	$ 228,123
Advantage Large Cap Growth	9,385
Advantage Small Cap Core	166,860
Advantage Large Cap Core	125,693
Advantage Large Cap Value	29,370

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended May 31, 2024 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
Advantage Large Cap Growth	100.00%
Advantage Small Cap Core	93.15
Advantage Large Cap Core	100.00
Advantage Large Cap Value	100.00

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended May 31, 2024:

Fund Name	Interest Dividends
Advantage International	$ 1,452,514
Advantage Large Cap Growth	59,851
Advantage Small Cap Core	1,064,417
Advantage Large Cap Core	800,419
Advantage Large Cap Value	187,309

I M P O R T A N T T A X I N F O R M A T I O N	81

Important Tax Information (unaudited) (continued)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2024:

Fund Name	Interest-Related Dividends	Qualified Short-Term Capital Gains
Advantage International	$1,455,219	$—
Advantage Large Cap Growth	59,854	—
Advantage Small Cap Core	1,064,417	—
Advantage Large Cap Core	801,614	6,231,379
Advantage Large Cap Value	187,309	—

82	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock Funds (the “Trust”) met on April 16, 2024 and May 16-17, 2024 to consider the approval to continue the investment advisory agreement (the “Trust Advisory Agreement”) between the Trust, on behalf of BlackRock Advantage International Fund (“Advantage International Fund”), BlackRock Advantage Large Cap Growth Fund (“Advantage Large Cap Growth Fund”) and BlackRock Advantage Small Cap Core Fund (“Advantage Small Cap Core Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Board of Directors of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) met on April 16, 2024 and May 16-17, 2024 to consider the approval to continue the investment advisory agreement (the “Corporation Advisory Agreement”) between the Corporation, on behalf of BlackRock Advantage Large Cap Value Fund (“Advantage Large Cap Value Fund”) and BlackRock Advantage Large Cap Core Fund (“Advantage Large Cap Core Fund”), and the Manager, each Fund’s investment advisor.

Advantage International Fund, Advantage Large Cap Growth Fund, Advantage Small Cap Core Fund, Advantage Large Cap Value Fund and Advantage Large Cap Core Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Trust Advisory Agreement and the Corporation Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of the Trust and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 16, 2024 are referred to as the “April Meeting” and the meetings held on May 16-17, 2024 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Boards consider the approval of the continuation of the pertinent Agreement for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to pertinent Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Boards had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. The Boards also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Boards, acting directly and through their committees, considered information that was relevant to their annual consideration of the renewal of the pertinent Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Boards received and reviewed materials specifically relating to the renewal of the pertinent Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist their deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Boards as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting, and such responses were reviewed by the Board Members.

At the May Meeting, each Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	83

Disclosure of Investment Advisory Agreements (continued)

profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. Each Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the applicable Fund. Throughout the year, each Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the experience of each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. Each Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Funds

Each Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2023, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the applicable Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). Each Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, Advantage International Fund ranked in the first quartile against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, Advantage Large Cap Growth Fund ranked in the second quartile against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

84	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Disclosure of Investment Advisory Agreements (continued)

The Board noted that for the one-, three- and five-year periods reported, Advantage Large Cap Core Fund ranked in the second, third and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, Advantage Large Cap Value Fund ranked in second, third and third quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, Advantage Small Cap Core Fund ranked in the third, fourth and third quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Boards reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Boards currently oversee for the year ended December 31, 2023 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Boards thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The applicable Board noted that each of Advantage Large Cap Core Fund’s, Advantage Small Cap Core Fund’s, Advantage International Fund’s and Advantage Large Cap Value Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the pertinent Fund’s Expense Peers.

The Board noted that Advantage Large Cap Growth Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Boards also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the pertinent Fund increases above certain contractually specified levels. The Boards additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the pertinent Fund decreases below certain contractually specified levels. The Boards further noted that BlackRock and the applicable Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit the Funds in a variety of ways as the assets of the Funds increase. Each Board considered multiple factors, including the advisory fee rate and breakpoints, unitary fee structure, fee waivers, and/or expense caps, as applicable. Each Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	85

Disclosure of Investment Advisory Agreements (continued)

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the pertinent Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board of the Trust’s year-long deliberative process, the Board of the Trust, including the Independent Board Members, unanimously approved the continuation of the Trust Advisory Agreement between the Manager and the Trust, on behalf of each of Advantage International Fund, Advantage Large Cap Growth Fund and Advantage Small Cap Core Fund, for a one-year term ending June 30, 2025.

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board of the Corporation’s year-long deliberative process, the Board of the Corporation, including the Independent Board Members, unanimously approved the continuation of the Corporation Advisory Agreement between the Manager and the Corporation, on behalf of each of Advantage Large Cap Value Fund and Advantage Large Cap Core Fund, for a one-year term ending June 30, 2025.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

86	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Additional Information

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Directors, Officers, and Others

Compensation to the independent directors/trustees of the Corporation/Trust is paid by the Corporation/Trust, on behalf of the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	87

Additional Information (continued)

Fund and Service Providers
Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Trust and the Corporation
100 Bellevue Parkway
Wilmington, DE 19809

88	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	89

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MAY 31, 2024

2024 Annual Financial Statements

BlackRock Event Driven Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	3

Schedule of Investments May 31, 2024	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.0%
Bombardier, Inc., Class B(a)	20,000	$1,346,344
General Electric Co.	85,823	14,172,810
Howmet Aerospace, Inc.	1,661,060	140,608,729
Loar Holdings, Inc.(a)	5,779	329,230

		156,457,113

Automobiles — 0.0%
Rivian Automotive, Inc., Class A(a)(b)	75,233	821,544

Biotechnology — 0.0%
Gracell Biotechnologies, Inc., CVR(a)	291,020	14,551
Lyell Immunopharma, Inc.(a)	17,684	48,985

		63,536

Broadline Retail — 0.0%
ContextLogic, Inc., Class A(a)	1,739	9,495
Savers Value Village, Inc.(a)	61,691	836,530

		846,025

Capital Markets — 0.0%
Robinhood Markets, Inc., Class A(a)	50,174	1,048,637

Chemicals — 1.3%
Dow, Inc.	5,504	317,196
DuPont de Nemours, Inc.	279,085	22,929,624
International Flavors & Fragrances, Inc.	64,436	6,197,454
Olin Corp.	755,355	40,607,885

		70,052,159

Commercial Services & Supplies — 1.0%
ACV Auctions, Inc., Class A(a)	39,711	708,841
GFL Environmental, Inc.(b)	1,295,269	40,762,116
Veralto Corp.	86,095	8,487,245

		49,958,202

Construction Materials — 0.1%
CRH PLC	71,082	5,811,664

Consumer Finance — 0.0%
Lufax Holding Ltd., NVS, ADR	143,701	643,781

Consumer Staples Distribution & Retail — 0.0%
Maplebear, Inc.(a)	28,423	866,333

Diversified Consumer Services — 0.0%
Duolingo, Inc., Class A(a)	5,856	1,120,838

Electrical Equipment — 0.1%
GE Vernova, Inc.(a)	17,732	3,119,059

Electronic Equipment, Instruments & Components — 0.2%
Keysight Technologies, Inc.(a)	72,737	10,072,620

Entertainment — 0.2%
Netflix, Inc.(a)	16,255	10,429,533
ROBLOX Corp., Class A(a)	26,591	893,990

		11,323,523

Financial Services — 0.0%
Remitly Global, Inc.(a)	55,558	721,976
Toast, Inc., Class A(a)	39,248	950,979

		1,672,955

Health Care Equipment & Supplies — 0.5%
Envista Holdings Corp.(a)	1,239,068	23,988,357
Neogen Corp.(a)	71,889	945,340
Talis Biomedical Corp.(a)	561	5,161

		24,938,858

Security	Shares	Value

Health Care Providers & Services — 0.9%

Brookdale Senior Living, Inc.(a)	2,182,421	$14,644,045

Cigna Group (The)	84,880	29,251,346

Elevance Health, Inc.	2,440	1,313,891

Innovage Holding Corp.(a)	41,258	183,185

		45,392,467

Health Care REITs — 0.4%

Welltower, Inc.	203,407	21,087,204

Health Care Technology — 0.0%

Definitive Healthcare Corp., Class A(a)	190,035	1,010,986

Hotels, Restaurants & Leisure — 0.7%

Caesars Entertainment, Inc.(a)(b)	859,121	30,550,343

Cava Group, Inc.(a)	50,100	4,636,755

Dutch Bros, Inc., Class A(a)	2,938	103,976

Sweetgreen, Inc., Class A(a)(b)	85,865	2,640,348

		37,931,422

Insurance — 0.0%

Root, Inc., Class A(a)	1,076	54,704

Interactive Media & Services — 0.3%

Meta Platforms, Inc., Class A	28,792	13,440,970

Reddit, Inc., Class A(a)	21,701	1,177,062

		14,618,032

IT Services — 0.3%

Cloudflare, Inc., Class A(a)	67,465	4,566,706

Shopify, Inc., Class A(a)	77,056	4,557,862

Snowflake, Inc., Class A(a)	25,683	3,497,511

Thoughtworks Holding, Inc.(a)	98,495	271,846

		12,893,925

Life Sciences Tools & Services — 1.3%

Danaher Corp.	247,760	63,624,768

Sotera Health Co.(a)	382,841	4,280,162

		67,904,930

Media — 0.1%

Ibotta, Inc., Class A(a)	65,833	6,394,359

Personal Care Products — 2.0%

Coty, Inc., Class A(a)	5,625,118	58,276,222

Kenvue, Inc.	2,061,374	39,784,518

Oddity Tech Ltd.., Class A(a)	114,993	4,129,399

		102,190,139

Pharmaceuticals — 0.6%

Catalent, Inc.(a)	592,180	31,853,362

Professional Services — 0.5%

Legalzoom.com, Inc.(a)	157,880	1,386,186

Sterling Check Corp.(a)	269,933	4,151,570

UL Solutions, Inc., Class A(a)	498,054	19,209,943

		24,747,699

Semiconductors & Semiconductor Equipment — 0.6%

Astera Labs, Inc.(a)	10,024	646,949

GLOBALFOUNDRIES, Inc.(a)(b)	445,025	21,806,225

Lattice Semiconductor Corp.(a)	121,871	9,047,703

		31,500,877

Software — 2.1%

Crowdstrike Holdings, Inc., Class A(a)	37,715	11,830,064

DoubleVerify Holdings, Inc.(a)	2,338,915	42,568,253

Elastic NV(a)	75,011	7,804,895

Enfusion, Inc., Class A(a)	31,418	295,643

Five9, Inc.(a)	56,514	2,642,595

Freshworks, Inc., Class A(a)	60,090	773,959

4	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Software (continued)
Gitlab, Inc., Class A(a)		27,733	$1,308,720
Informatica, Inc., Class A(a)		436,991	12,607,190
Klaviyo, Inc., Class A(a)		79,121	1,791,300
ON24, Inc.(a)		38,359	227,853
Riskified Ltd., Class A(a)		9,233	56,229
Rubrik, Inc., Class A(a)		87,767	2,675,138
Salesforce, Inc.		30,794	7,219,345
ServiceNow, Inc.(a)		11,926	7,834,547
Tuya, Inc., ADR(a)		53,398	107,864
Unity Software, Inc.(a)		66,103	1,207,702
Workday, Inc., Class A(a)(b)		28,043	5,929,692
Zoom Video Communications, Inc., Class A(a)		47,228	2,896,966

			109,777,955

Specialty Retail — 0.2%
ATRenew, Inc., ADR(a)		230,816	533,185
Bath & Body Works, Inc.		124,423	6,462,530
Carvana Co., Class A(a)		43,918	4,390,922

			11,386,637

Textiles, Apparel & Luxury Goods — 0.1%
On Holding AG, Class A(a)		98,530	4,191,466

Tobacco — 0.0%
RLX Technology, Inc., ADR		323,056	610,576

Trading Companies & Distributors — 0.1%
Azelis Group NV		108,112	2,299,744

Total Common Stocks — 16.6% (Cost: $597,143,588)			864,663,331

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.6%
Boeing Co. (The), 2.20%, 02/04/26	USD	17,000	15,954,992
Bombardier, Inc.
6.00%, 02/15/28(c)		5,291	5,204,751
8.75%, 11/15/30(c)		6,147	6,595,682
Howmet Aerospace, Inc., 6.88%, 05/01/25		2,343	2,365,132
TransDigm, Inc., 4.63%, 01/15/29		3,670	3,379,574

			33,500,131

Banks — 0.6%
JPMorgan Chase & Co., 2.30%, 10/15/25		31,918	31,506,295

Chemicals — 0.1%
International Flavors & Fragrances, Inc., 1.23%, 10/01/25(c)		7,059	6,648,469

Consumer Finance — 0.2%
Ford Motor Credit Co. LLC
4.06%, 11/01/24		1,176	1,166,441
3.38%, 11/13/25		4,412	4,259,670
4.39%, 01/08/26		4,412	4,309,790
SoFi Technologies, Inc., 0.00%, 10/15/26(c)(d)(e)		4,126	3,548,360

			13,284,261

Consumer Staples Distribution & Retail — 0.0%
Walgreens Boots Alliance, Inc., 3.45%, 06/01/26		2,800	2,671,405

Diversified Consumer Services — 0.6%
Sotheby’s, 7.38%, 10/15/27(c)		33,457	29,122,552

Security		Par (000)	Value

Diversified REITs — 0.2%
VICI Properties LP, 4.38%, 05/15/25	USD	9,288	$9,159,865
VICI Properties LP/VICI Note Co., Inc., 4.63%, 06/15/25(c)		712	702,298

			9,862,163

Financial Services — 0.8%
Block, Inc., 0.25%, 11/01/27(d)		6,053	4,963,460
CCO Holdings LLC/CCO Holdings Capital Corp.
5.50%, 05/01/26(c)		20,588	20,332,581
7.38%, 03/01/31(c)		9,722	9,406,347
Coinbase Global, Inc., 3.63%, 10/01/31(c)		4,000	3,181,044
Shift4 Payments, Inc., 0.00%, 12/15/25(d)(e)		2,448	2,679,826

			40,563,258

Ground Transportation — 0.1%
Uber Technologies, Inc., Series 2028, 0.88%, 12/01/28(c)(d)		3,306	3,642,738

Health Care Equipment & Supplies — 0.1%
Merit Medical Systems, Inc., 3.00%, 02/01/29(c)(d)		2,650	2,993,175

Health Care Providers & Services — 1.0%
Brookdale Senior Living, Inc., 2.00%, 10/15/26(d)		7,904	7,797,075
CHS/Community Health Systems, Inc., 5.63%, 03/15/27(c)		7,497	7,100,792
LifePoint Health, Inc., 11.00%, 10/15/30(c)		10,266	11,309,492
Tenet Healthcare Corp.
6.25%, 02/01/27		13,500	13,489,097
4.25%, 06/01/29		13,767	12,735,823

			52,432,279

Health Care REITs — 0.0%
Ventas Realty LP, 2.65%, 01/15/25		1,764	1,728,589

Health Care Technology — 0.1%
Evolent Health, Inc., 3.50%, 12/01/29(c)(d)		3,284	3,031,132

Hotels, Restaurants & Leisure — 1.2%
Caesars Entertainment, Inc.
6.25%, 07/01/25(c)		41,860	41,858,066
8.13%, 07/01/27(c)		11,135	11,352,036
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 4.63%, 01/15/29(c)		9,500	8,545,754

			61,755,856

Machinery — 0.0%
Middleby Corp. (The), 1.00%, 09/01/25(d)		1,989	2,184,917

Media — 0.8%
Discovery Communications LLC, 3.90%, 11/15/24		10,000	9,906,625
DISH DBS Corp., 5.88%, 11/15/24		450	428,506
DISH Network Corp., 11.75%, 11/15/27(c)		17,400	17,457,633
Lions Gate Capital Holdings 1, Inc., 5.50%, 04/15/29(c)		9,000	8,122,500
Spotify U.S.A., Inc., 0.00%, 03/15/26(d)(e)		5,784	5,419,648

			41,334,912

Metals & Mining — 0.3%
ATI, Inc., 3.50%, 06/15/25(d)		4,240	16,820,080

Passenger Airlines — 0.1%
JetBlue Airways Corp., 0.50%, 04/01/26(d)		6,000	5,260,001

S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) May 31, 2024	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Personal Care Products — 0.4%
Coty, Inc., 5.00%, 04/15/26(c)	USD	16,418	$16,172,989
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.63%, 07/15/30(c)		4,152	4,181,496

			20,354,485

Software — 0.6%
Bentley Systems, Inc., 0.13%, 01/15/26(d)		3,616	3,559,952
BILL Holdings, Inc., 0.00%, 12/01/25(d)(e)		6,091	5,627,986
Box, Inc., 0.00%, 01/15/26(d)(e)		2,399	2,814,655
Cloud Software Group, Inc., 6.50%, 03/31/29(c)		20,809	19,735,437

			31,738,030

Specialty Retail — 0.2%
SRS Distribution, Inc.
6.13%, 07/01/29(c)		9,000	9,138,465
6.00%, 12/01/29(c)		3,000	3,044,412

			12,182,877

Technology Hardware, Storage & Peripherals — 0.1%
Super Micro Computer, Inc., 0.00%, 03/01/29(c)(d)(e)		3,810	3,714,750

Wireless Telecommunication Services — 0.4%
T-Mobile U.S.A., Inc., 2.63%, 04/15/26		20,320	19,265,784

Total Corporate Bonds — 8.5% (Cost: $434,245,547)			445,598,139

Floating Rate Loan Interests(f)

Aerospace & Defense — 0.4%
Transdigm, Inc.
Tranche I Term Loan, (3 mo. CME Term SOFR US at 0.00% Floor + 2.75%), 8.06%, 08/24/28		15,000	15,064,200
Tranche J Term Loan, (3 mo. CME Term SOFR US at 0.00% Floor + 3.25%), 8.56%, 02/28/31		6,171	6,192,132

			21,256,332

Health Care Equipment & Supplies — 1.2%
Medline Borrower LP, Refinancing Term Loan, (1 mo. CME Term SOFR US at 0.50% Floor + 2.75%), 8.07%, 10/23/28		61,297	61,679,768

Hotels, Restaurants & Leisure — 0.5%
Carnival Corp.
2024 Repricing Advance, (1 mo. CME Term SOFR US at 0.75% Floor + 2.75%), 8.07%, 10/18/28		12,625	12,713,694
2024 Repricing Advance (Term Loan), (1 mo. CME Term SOFR US at 0.75% Floor + 2.75%), 8.07%, 08/08/27		12,498	12,566,386

			25,280,080

IT Services — 0.1%
McAfee Corp., Tranche B-1 Term Loan, (1 mo. CME Term SOFR US at 0.50% Floor + 3.75%), 9.16%, 03/01/29		5,572	5,568,860

Leisure Products — 0.0%
NorthPole Newco S.a r.l., Tranche B-1 Term Loan, (3 mo. PRIME at 0.00% Floor + 7.00%), 15.50%, 03/18/25(g)		4,201	346,581

Security		Par (000)	Value

Metals & Mining — 0.3%
Arsenal AIC Parent LLC, 2024 Term B Loan, (1 mo. CME Term SOFR US at 0.00% Floor + 3.75%), 9.08%, 08/18/30	USD	14,911	$15,026,184

Passenger Airlines — 0.5%
LATAM Airlines Group S.A., Initial Term Loan, (3 mo. CME Term SOFR US at 0.50% Floor + 9.50%), 14.95%, 10/12/27		24,688	25,448,616

Software — 0.9%
Cloud Software Group, Inc., Dollar Term B Loan (First Lien), (1 mo. CME Term SOFR US at 0.50% Floor + 4.50%), 9.91%, 03/30/29		50,095	50,261,708

Specialty Retail — 0.1%
Torrid LLC, Closing Date Term Loan, (6 mo. CME Term SOFR US at 0.00% Floor + 5.50%), 11.11%, 06/14/28		4,348	3,751,643

Total Floating Rate Loan Interests — 4.0% (Cost: $210,212,223)			208,619,772

		Shares

Investment Companies

Equity Funds — 0.0%
Altaba, Inc. Escrow(a)		445,570	1,006,988

Fixed-Income Funds — 6.9%
iShares iBoxx High Yield Corporate Bond ETF(b)(h)		2,622,927	202,306,360
SPDR Bloomberg High Yield Bond ETF		1,690,000	159,451,500

			361,757,860

Total Investment Companies — 6.9% (Cost: $356,858,406)			362,764,848

Preferred Securities

Preferred Stocks — 0.6%

Health Care Providers & Services — 0.3%
Brookdale Senior Living, Inc., 7.00%(d)		167,000	14,946,500

Software — 0.0%
DataRobot, Inc., Series F (Acquired 10/27/20, cost $2,186,006)(a)(g)(i)		166,337	863,289

Trading Companies & Distributors — 0.3%
WESCO International, Inc., Series A, 10.63%(j)		492,129	13,110,316

Total Preferred Securities — 0.6% (Cost: $23,454,392)			28,920,105

Total Long-Term Investments — 36.6% (Cost: $1,621,914,156)			1,910,566,195

6	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 64.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(h)(k)(l)	62,934,190	$62,953,070
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 5.19%(h)(k)	3,278,697,596	3,278,697,596

Total Short-Term Securities — 64.1% (Cost: $3,341,650,980)		3,341,650,666

Total Investments — 100.7% (Cost: $4,963,565,136)		5,252,216,861
Liabilities in Excess of Other Assets — (0.7)%		(35,011,229)

Net Assets — 100.0%		$5,217,205,632

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Convertible security.
(e)	Zero-coupon bond.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	Affiliate of the Fund.
(i)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $863,289, representing 0.0% of its net assets as of period end, and an original cost of $2,186,006.

(j)	Perpetual security with no stated maturity date.
(k)	Annualized 7-day yield as of period end.
(l)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/24	Shares Held at 05/31/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$62,958,886	(a)	$—		$(5,502)	$(314)	$62,953,070	62,934,190	$71,467	(b)	$—
BlackRock Liquidity Funds, T-Fund, Institutional Shares	4,727,282,003	—		(1,448,584,407	)(a)	—	—	3,278,697,596	3,278,697,596	193,196,127		—
iShares iBoxx High Yield Corporate Bond ETF	194,385,120	—		—		—	7,921,240	202,306,360	2,622,927	12,003,353		—
SL Liquidity Series, LLC, Money Market Series(c)	61,118,517	—		(61,130,975	)(a)	4,966	7,492	—	—	827,509	(b)	—

						$(536)	$7,928,418	$3,543,957,026		$206,098,456		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) May 31, 2024	BlackRock Event Driven Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
NASDAQ 100 E-Mini Index	43	06/21/24	$15,988	$(338,527)
S&P 500 E-Mini Index	574	06/21/24	151,981	(3,225,984)

				$(3,564,511)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(aa)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity
Securities
Long/Short	Monthly	Barclays Bank PLC(a)	11/22/24	$54,653,998	$(345,533	) (b)	$54,427,762	1.8%
	Monthly	Barclays Bank PLC(c)	11/22/24	(146,073,318)	2,506,078	(d)	(143,840,516)	5.5
	Monthly	BNP Paribas SA(e)	04/27/26	16,252,456	(196,148	) (f)	16,133,984	0.3
	At Termination	Citibank N.A.(g)	02/26/25	(5,334,367)	(5,366,350	) (h)	(8,563,342)	4.0
	At Termination	Citibank N.A.(i)	02/26/25	(21,053,863)	(3,415,364	) (j)	(25,518,830)	0.9
	At Termination	Goldman Sachs Bank USA(k)	08/19/26	121,148,022	(476,927	) (l)	122,031,206	2.4
	At Termination	JPMorgan Chase Bank N.A.(m)	08/30/24–07/01/25	555,701,082	(35,611,851	) (n)	530,811,573	17.7
	At Termination	JPMorgan Chase Bank N.A.(o)	07/11/24–06/18/25	(213,657,852)	(14,812,027	) (p)	(235,699,981)	5.2
	At Termination	Merrill Lynch International(q)	02/15/28	13,030,500	(1,650,596	) (r)	11,736,833	0.2
	At Termination	Morgan Stanley & Co. International PLC(s)	03/24/31–08/31/33	9,386,220	(4,190,932	) (t)	5,591,692	0.3
	At Termination	Morgan Stanley & Co. International PLC(u)	02/23/26–07/06/28	99,011,524	30,858,13	2 (v)	135,600,594	4.0
	Monthly	SG Americas Securities, LLC(w)	08/12/25	17,805,205	(440,564	) (x)	17,806,444	0.3
	At Termination	UBS AG(y)	06/18/24–02/28/28	88,728,107	(15,738,173	) (z)	74,516,765	3.4

					$(48,880,255)		$555,034,184

(b)	Amount includes $(119,297) of net dividends and financing fees.
(d)	Amount includes $273,276 of net dividends and financing fees.
(f)	Amount includes $(77,676) of net dividends and financing fees.
(h)	Amount includes $(2,137,375) of net dividends and financing fees.
(j)	Amount includes $1,049,603 of net dividends and financing fees.
(l)	Amount includes $(1,360,111) of net dividends and financing fees.
(n)	Amount includes $(10,722,342) of net dividends and financing fees.
(p)	Amount includes $7,230,102 of net dividends and financing fees.
(r)	Amount includes $(356,929) of net dividends and financing fees.
(t)	Amount includes $(396,404) of net dividends and financing fees.
(v)	Amount includes $(5,730,938) of net dividends and financing fees.
(x)	Amount includes $(441,803) of net dividends and financing fees.
(z)	Amount includes $(1,526,831) of net dividends and financing fees.
(aa)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(a)	(c)	(e)
Range:	15-20 basis points	0-20 basis points	25 basis points
Benchmarks:	USD Overnight Bank Funding Rate	USD Overnight Bank Funding Rate	USD Overnight Bank Funding Rate
	(g)	(i)	(k)
Range:	15-20 basis points	0-20 basis points	15-20 basis points
Benchmarks:	USD Overnight Bank Funding Rate	USD Overnight Bank Funding Rate	U.S. Overnight Federal Funds Effective Rate

	(m)	(o)	(q)
Range:	15-45 basis points	0-39 basis points	20 basis points
Benchmarks:	RBA Interbank Overnight Cash Rate	USD Overnight Bank Funding Rate	USD Overnight Bank Funding Rate
USD Overnight Bank Funding Rate

8	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Event Driven Equity Fund

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(s)	(u)	(w)
Range:	15-20 basis points	15-48 basis points	25-26 basis points
Benchmarks:	U.S. Overnight Federal Funds Effective Rate	U.S. Overnight Federal Funds Effective Rate	Euro Short-Term Rate: EUR 1-Day Sterling Overnight Index Average: GBP 1-Day USD Overnight Bank Funding Rate

(y)
Range:	15-25 basis points
Benchmarks:	Sterling Overnight Index Average:
GBP 1-Day
USD Overnight Bank Funding Rate

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date November 22, 2024:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Oil, Gas & Consumable Fuels
Equitrans Midstream Corp.	1,321,533	$18,871,491	34.7%

Pharmaceuticals
Catalent, Inc.	446,877	24,037,514	44.2

Textiles, Apparel & Luxury Goods
Capri Holdings Ltd.	884,114	30,546,139	56.1

Total Reference Entity — Long		73,455,144

Reference Entity — Short

Common Stocks

Oil, Gas & Consumable Fuels
EQT Corp.	463,066	(19,027,382)	(35.0)

Total Reference Entity — Short		(19,027,382)

Net Value of Reference Entity — Barclays Bank PLC		$54,427,762

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date November 22, 2024:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Chemicals
Corteva, Inc.	612,583	$34,267,893	(23.8)%
Dow, Inc.	90,275	5,202,548	(3.6)
DuPont de Nemours, Inc.	311,155	25,564,495	(17.8)
International Flavors & Fragrances, Inc.	55,909	5,377,328	(3.8)

		70,412,264

Total Reference Entity — Long		70,412,264

	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Chemicals
Air Products and Chemicals, Inc.	12,325	$(3,287,078)	2.3%
Albemarle Corp.	30,467	(3,734,950)	2.6
Arcadium Lithium PLC	3,921	(17,370)	0.0
Eastman Chemical Co.	34,283	(3,473,896)	2.4
Ecolab, Inc.	15,296	(3,551,731)	2.5
FMC Corp.	24,432	(1,489,131)	1.0
LyondellBasell Industries NV, Class A	43,307	(4,305,582)	3.0
Mosaic Co. (The)	156,933	(4,853,938)	3.4
PPG Industries, Inc.	27,061	(3,556,086)	2.5

		(28,269,762)

Construction Materials
Martin Marietta Materials, Inc.	10,966	(6,273,429)	4.4
Vulcan Materials Co.	19,716	(5,042,762)	3.5

		(11,316,191)

Containers & Packaging
Avery Dennison Corp.	19,575	(4,455,074)	3.1
Ball Corp.	35,949	(2,495,939)	1.7
International Paper Co.	63,088	(2,844,638)	2.0
Sealed Air Corp.	65,901	(2,561,572)	1.8
Westrock Co.	70,431	(3,777,919)	2.6

		(16,135,142)

Metals & Mining
Freeport-McMoRan, Inc.	223,205	(11,769,599)	8.2
Newmont Corp.	40,413	(1,694,921)	1.2
Nucor Corp.	58,802	(9,928,718)	6.9

		(23,393,238)

Paper & Forest Products
Sylvamo Corp.	4,920	(350,894)	0.2

Investment Companies

Equity Funds
Industrial Select Sector SPDR Fund	915,664	(113,093,661)	78.6
SPDR S&P 500 ETF Trust	41,136	(21,693,892)	15.1

		(134,787,553)

Total Reference Entity — Short		(214,252,780)

Net Value of Reference Entity — Barclays Bank PLC		$(143,840,516)

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) May 31, 2024	BlackRock Event Driven Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with BNP Paribas SA as of period end, termination date April 27, 2026:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Software
Darktrace PLC	2,132,864	$16,133,984	100.0%

Total Reference Entity — Long		16,133,984

Net Value of Reference Entity — BNP Paribas SA		$16,133,984

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A. as of period end, termination date February 26, 2025:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Oil, Gas & Consumable Fuels
Hess Corp.	698,611	$107,655,955	(1,257.2)%

Total Reference Entity — Long		107,655,955

Reference Entity — Short

Common Stocks

Oil, Gas & Consumable Fuels
Chevron Corp.	716,077	(116,219,297)	1,357.2

Total Reference Entity — Short		(116,219,297)

Net Value of Reference Entity — Citibank N.A.		$(8,563,342)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A. as of period end, termination date February 26, 2025:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Howmet Aerospace, Inc.	29,841	$2,526,041	(9.9)%

Health Care Providers & Services
Cigna Group (The)	1,986	684,415	(2.7)
Elevance Health, Inc.	50,211	27,037,619	(105.9)

		27,722,034

	Shares	Value	% of Basket Value

Investment Companies

Equity Funds
iShares U.S. Real Estate ETF	298	$25,828	(0.1)%

Total Reference Entity — Long		30,273,903

Reference Entity — Short

Common Stocks

Health Care Providers & Services
UnitedHealth Group, Inc.	6,312	(3,126,775)	12.3

Life Sciences Tools & Services
Mettler-Toledo International, Inc.	3,386	(4,754,249)	18.6
Waters Corp.	164	(50,659)	0.2

		(4,804,908)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	42,626	(7,114,279)	27.9
Analog Devices, Inc.	20,496	(4,806,107)	18.8
Applied Materials, Inc.	22,548	(4,849,624)	19.0
ASML Holding NV, NY Shares	3,692	(3,545,612)	13.9
KLA Corp.	7,892	(5,994,211)	23.5
Lam Research Corp.	6,332	(5,904,210)	23.1
Microchip Technology, Inc.	21,237	(2,064,874)	8.1
Micron Technology, Inc.	21,089	(2,636,125)	10.3
MKS Instruments, Inc.	3,186	(403,316)	1.6
Monolithic Power Systems, Inc.	1,760	(1,294,709)	5.1
ON Semiconductor Corp.	16,900	(1,234,376)	4.8
Qorvo, Inc.	6,560	(645,438)	2.5
Skyworks Solutions, Inc.	9,004	(834,311)	3.3
Taiwan Semiconductor Manufacturing Co. Ltd.., ADR	23,187	(3,502,165)	13.7
Teradyne, Inc.	9,293	(1,309,755)	5.1
Texas Instruments, Inc.	8,830	(1,721,938)	6.8

		(47,861,050)

Total Reference Entity — Short		(55,792,733)

Net Value of Reference Entity — Citibank N.A		$(25,518,830)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Health Care Equipment & Supplies
Shockwave Medical, Inc.	101,398	$33,942,980	27.8%

Health Care Providers & Services
Amedisys, Inc.	204,765	18,664,330	15.3

IT Services
Squarespace, Inc., Class A	369,422	16,254,568	13.3

10	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Event Driven Equity Fund

	Shares	Value	% of Basket Value

Residential REITs
Apartment Income REIT Corp.	1,276,881	$49,479,139	40.6%

Trading Companies & Distributors
McGrath RentCorp	57,119	6,224,828	5.1

Total Reference Entity — Long		124,565,845

Reference Entity — Short

Common Stocks

Construction & Engineering
WillScot Mobile Mini Holdings Corp.	64,282	(2,534,639)	(2.1)

Total Reference Entity — Short		(2,534,639)

Net Value of Reference Entity — Goldman Sachs Bank USA		$122,031,206

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination dates August 30, 2024 to July 1, 2025:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Biotechnology
Cerevel Therapeutics Holdings, Inc.	286,523	$11,672,947	2.2%

Communications Equipment
Juniper Networks, Inc.	888,782	31,702,854	6.0

Consumer Staples Distribution & Retail
Albertsons Cos., Inc., Class A	3,422,385	70,638,026	13.3

Energy Equipment & Services
ChampionX Corp.	849,736	27,718,388	5.2

Entertainment
Endeavor Group Holdings, Inc., Class A	931,565	24,993,889	4.7

Health Care Equipment & Supplies
Axonics, Inc.	240,183	16,113,877	3.0
Shockwave Medical, Inc.	288,333	96,519,472	18.2

		112,633,349

Health Care Providers & Services
Amedisys, Inc.	293,703	26,771,028	5.0

IT Services
Perficient, Inc.	221,890	16,453,144	3.1

Metals & Mining
United States Steel Corp.	1,774,049	68,034,779	12.8

Oil, Gas & Consumable Fuels
Hess Corp.	674,807	103,987,759	19.6
Marathon Oil Corp.	54,883	1,589,411	0.3
Southwestern Energy Co.	2,498,711	18,815,294	3.5

		124,392,464

	Shares	Value	% of Basket Value

Pharmaceuticals
Catalent, Inc.	1,486,050	$79,934,630	15.1%

Residential REITs
Apartment Income REIT Corp	1,280,356	49,613,795	9.4

Software
ANSYS, Inc.	70,712	22,447,524	4.2
HashiCorp, Inc., Class A	1,375,180	46,178,545	8.7

		68,626,069

Trading Companies & Distributors
McGrath RentCorp	76,203	8,304,603	1.6

Total Reference Entity — Long		721,489,965

Reference Entity — Short

Common Stocks

Construction & Engineering
WillScot Mobile Mini Holdings Corp.	85,988	(3,390,507)	(0.6)

Consumer Finance
SoFi Technologies, Inc.	42,714	(294,726)	(0.1)

Energy Equipment & Services
Schlumberger NV	624,556	(28,660,875)	(5.4)

Entertainment
Spotify Technology SA	3,238	(960,973)	(0.2)

Financial Services
Block, Inc., Class A	3,435	(220,115)	(0.0)

Ground Transportation
Uber Technologies, Inc.	32,312	(2,086,063)	(0.4)

Health Care Equipment & Supplies
Merit Medical Systems, Inc.	21,547	(1,748,539)	(0.3)

Health Care Technology
Evolent Health, Inc., Class A	51,327	(1,087,619)	(0.2)

Oil, Gas & Consumable Fuels
Chesapeake Energy Corp.	216,638	(19,698,893)	(3.7)
Chevron Corp.	691,676	(112,259,015)	(21.2)
ConocoPhillips	13,996	(1,630,254)	(0.3)

		(133,588,162)

Software
Bentley Systems, Inc., Class B	26,669	(1,339,851)	(0.2)
BILL Holdings, Inc.	5,641	(293,614)	(0.1)
Box, Inc., Class A	63,241	(1,723,317)	(0.3)
Synopsys, Inc.	24,396	(13,681,277)	(2.6)

		(17,038,059)

Technology Hardware, Storage & Peripherals
Super Micro Computer, Inc.	2,043	(1,602,754)	(0.3)

Total Reference Entity — Short		(190,678,392)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$530,811,573

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) May 31, 2024	BlackRock Event Driven Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination dates July 11, 2024 to June 18, 2025:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Semiconductors & Semiconductor Equipment
NXP Semiconductors NV	153,263	$41,702,862	(17.7)%

Total Reference Entity — Long		$41,702,862

Reference Entity — Short

Investment Companies

Equity Funds
Consumer Staples Select Sector SPDR Fund	314,152	(24,296,516)	10.3
iShares Russell 2000 ETF	100,271	(20,632,764)	8.8
Materials Select Sector SPDR Fund	221,918	(20,312,154)	8.6
SPDR S&P 500 ETF Trust	390,646	(206,014,981)	87.4
VanEck Semiconductor ETF	25,559	(6,146,428)	2.6

		(277,402,843)

Total Reference Entity — Short		$(277,402,843)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(235,699,981)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Merrill Lynch International as of period end, termination date February 15, 2028:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Consumer Staples Distribution & Retail
Albertsons Cos., Inc., Class A	568,645	$11,736,833	100.0%

Total Reference Entity — Long		11,736,833

Net Value of Reference Entity — Merrill Lynch International		$11,736,833

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination dates March 24, 2031 to August 31, 2033:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Textiles, Apparel & Luxury Goods
Capri Holdings Ltd.	231,091	$7,984,194	142.8%

Total Reference Entity — Long		7,984,194

Reference Entity — Short

Common Stocks

Financial Services
Shift4 Payments, Inc., Class A	17,339	(1,166,568)	(20.9)%

Machinery
Middleby Corp. (The)	9,510	(1,225,934)	(21.9)%

Total Reference Entity — Short		(2,392,502)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$5,591,692

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination dates February 23, 2026 to July 6, 2028:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
General Electric Co.	58,509	$9,662,176	7.1%
RTX Corp.	121,099	13,055,683	9.7
TransDigm Group, Inc.	54,516	73,227,527	54.0

		95,945,386

Chemicals
Olin Corp.	64,670	3,476,659	2.6

Commercial Services & Supplies
Veralto Corp.	1,918	189,077	0.2

Health Care Providers & Services
Cigna Group (The)	73,333	25,272,018	18.6
Elevance Health, Inc.	56,305	30,319,116	22.4
Humana, Inc.	90,646	32,462,146	23.9

		88,053,280

Life Sciences Tools & Services
Danaher Corp.	5,383	1,382,354	1.0

12	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Event Driven Equity Fund

	Shares	Value	% of Basket Value

Semiconductors & Semiconductor Equipment
Broadcom, Inc.	9,223	$12,253,217	9.0%

Total Reference Entity — Long		201,299,973

Reference Entity — Short

Common Stocks

Aerospace & Defense
Boeing Co. (The)	7,250	(1,287,672)	(1.0)

Air Freight & Logistics
FedEx Corp.	4,295	(1,090,758)	(0.8)
United Parcel Service, Inc., Class B	9,067	(1,259,678)	(0.9)

		(2,350,436)

Commercial Services & Supplies
Republic Services, Inc.	83,335	(15,432,809)	(11.4)
Waste Management, Inc.	75,896	(15,993,564)	(11.8)

		(31,426,373)

Electrical Equipment
Emerson Electric Co.	17,042	(1,911,431)	(1.4)
Rockwell Automation, Inc.	4,208	(1,083,686)	(0.8)

		(2,995,117)

Ground Transportation
Union Pacific Corp.	5,617	(1,307,750)	(1.0)

Health Care Equipment & Supplies
Solventum Corp.	2,093	(124,199)	(0.1)

Health Care Providers & Services
UnitedHealth Group, Inc.	6,864	(3,400,220)	(2.5)

Industrial Conglomerates
3M Co.	13,408	(1,342,677)	(1.0)
Honeywell International, Inc.	6,845	(1,383,991)	(1.0)

		(2,726,668)

Life Sciences Tools & Services
Mettler-Toledo International, Inc.	160	(224,654)	(0.2)
Waters Corp.	525	(162,173)	(0.1)

		(386,827)

Machinery
Caterpillar, Inc.	3,370	(1,140,812)	(0.9)
Cummins, Inc.	4,124	(1,161,855)	(0.9)
Deere & Co.	2,973	(1,114,161)	(0.8)
Illinois Tool Works, Inc.	4,601	(1,116,893)	(0.8)
Stanley Black & Decker, Inc.	11,119	(969,243)	(0.7)

		(5,502,964)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	2,912	(486,013)	(0.4)
Analog Devices, Inc.	4,991	(1,170,339)	(0.9)
Applied Materials, Inc.	3,540	(761,383)	(0.6)
ASML Holding NV, NY Shares	645	(619,426)	(0.4)
KLA Corp.	1,060	(805,102)	(0.6)
Lam Research Corp.	757	(705,857)	(0.5)
Microchip Technology, Inc.	9,707	(943,812)	(0.7)
Micron Technology, Inc.	7,041	(880,125)	(0.6)
MKS Instruments, Inc.	3,370	(426,608)	(0.3)
Monolithic Power Systems, Inc.	629	(462,711)	(0.3)
ON Semiconductor Corp.	5,774	(421,733)	(0.3)

	Shares	Value	% of Basket Value

Semiconductors & Semiconductor Equipment (continued)
Qorvo, Inc.	3,708	$(364,830)	(0.3)%
Skyworks Solutions, Inc.	6,021	(557,906)	(0.4)
Taiwan Semiconductor Manufacturing Co. Ltd.	5,287	(798,548)	(0.6)
Teradyne, Inc.	4,856	(684,405)	(0.5)
Texas Instruments, Inc.	5,605	(1,093,031)	(0.8)

		(11,181,829)

Investment Companies

Equity Funds
iShares U.S. Real Estate ETF	20,398	(1,767,895)	(1.3)
SPDR S&P 500 ETF Trust	2,354	(1,241,429)	(0.9)

		(3,009,324)

Total Reference Entity — Short		(65,699,379)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$135,600,594

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with SG Americas Securities, LLC as of period end, termination date August 12, 2025:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Chemicals
Covestro AG	38,187	$2,057,483	11.6%

Financial Services
Network International Holdings PLC	1,534,000	7,681,969	43.1

Software
Darktrace PLC	1,066,432	8,066,992	45.3

Total Reference Entity — Long		17,806,444

Net Value of Reference Entity — SG Americas Securities LLC		$17,806,444

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with UBS AG as of period end, termination dates June 18, 2024 to February 28, 2028:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Consumer Finance
Discover Financial Services	64,356	$7,893,907	10.6%

Containers & Packaging
DS Smith PLC	3,363,298	16,495,082	22.1

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) May 31, 2024	BlackRock Event Driven Equity Fund

	Shares	Value	% of Basket Value

Electrical Equipment
Encore Wire Corp.	56,380	$16,278,597	21.8%

Metals & Mining
United States Steel Corp.	1,378,582	52,868,620	71.0

Oil, Gas & Consumable Fuels
Equitrans Midstream Corp.	2,106,493	30,080,720	40.4

Total Reference Entity — Long		123,616,926

Reference Entity — Short

Common Stocks

Consumer Finance
Capital One Financial Corp.	65,592	(9,027,427)	(12.1)

	Shares	Value	% of Basket Value

Containers & Packaging
International Paper Co.	216,092	$(9,743,588)	(13.1)%

Oil, Gas & Consumable Fuels
EQT Corp.	738,115	(30,329,146)	(40.7)

Total Reference Entity — Short		(49,100,161)

Net Value of Reference Entity — UBS AG		$74,516,765

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$33,364,210	$(82,244,465)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Commodity Contracts		Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$33,364,210	$—	$—	$—	$33,364,210

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$3,564,511	$—	$—	$—	$3,564,511
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	82,244,465	—	—	—	82,244,465

	$—	$—	$85,808,976	$—	$—	$—	$85,808,976

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

14	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Event Driven Equity Fund

For the period ended May 31, 2024, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(41,785,255)	$—	$—	$—	$(41,785,255)
Swaps	—	—	(9,712,568)	—	—	—	(9,712,568)

	$—	$—	$(51,497,823)	$—	$—	$—	$(51,497,823)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$6,389,778	$—	$—	$—	$6,389,778
Swaps	—	—	9,969,483	—	—	—	9,969,483

	$—	$—	$16,359,261	$—	$—	$—	$16,359,261

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$186,124,121
Total return swaps
Average notional amount	$793,851,229

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$13,330	$1,219,750
Swaps — OTC(a)	33,364,210	82,244,465

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$33,377,540	$83,464,215

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(13,330)	(1,219,750)

Total derivative assets and liabilities subject to an MNA	$33,364,210	$82,244,465

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Barclays Bank PLC	$2,506,078	$(345,533)	$—	$—	$2,160,545
Morgan Stanley & Co. International PLC	30,858,132	(4,190,932)	—	(23,760,000)	2,907,200

	$33,364,210	$(4,536,465)	$—	$(23,760,000)	$5,067,745

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net . Amount of Derivative Liabilities(d)
Barclays Bank PLC	$345,533	$(345,533)	$—	$—	$—
BNP Paribas S.A.	196,148	—	—	—	196,148
Citibank N.A.	8,781,714	—	—	(8,781,714)	—
Goldman Sachs Bank USA	476,927	—	—	—	476,927
JPMorgan Chase Bank N.A.	50,423,878	—	—	(46,970,000)	3,453,878
Merrill Lynch International	1,650,596	—	—	(1,650,596)	—
Morgan Stanley & Co. International PLC	4,190,932	(4,190,932)	—	—	—

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) May 31, 2024	BlackRock Event Driven Equity Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
SG Americas Securities LLC	$440,564	$—	$—	$—	$440,564
UBS AG	15,738,173	—	—	(15,738,173)	—

	$82,244,465	$(4,536,465)	$—	$(73,140,483)	$4,567,517

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.

(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$156,457,113	$—	$—	$156,457,113
Automobiles	821,544	—	—	821,544
Biotechnology	48,985	14,551	—	63,536
Broadline Retail	846,025	—	—	846,025
Capital Markets	1,048,637	—	—	1,048,637
Chemicals	70,052,159	—	—	70,052,159
Commercial Services & Supplies	49,958,202	—	—	49,958,202
Construction Materials	5,811,664	—	—	5,811,664
Consumer Finance	643,781	—	—	643,781
Consumer Staples Distribution & Retail	866,333	—	—	866,333
Diversified Consumer Services	1,120,838	—	—	1,120,838
Electrical Equipment	3,119,059	—	—	3,119,059
Electronic Equipment, Instruments & Components	10,072,620	—	—	10,072,620
Entertainment	11,323,523	—	—	11,323,523
Financial Services	1,672,955	—	—	1,672,955
Health Care Equipment & Supplies	24,938,858	—	—	24,938,858
Health Care Providers & Services	45,392,467	—	—	45,392,467
Health Care REITs	21,087,204	—	—	21,087,204
Health Care Technology	1,010,986	—	—	1,010,986
Hotels, Restaurants & Leisure	37,931,422	—	—	37,931,422
Insurance	54,704	—	—	54,704
Interactive Media & Services	14,618,032	—	—	14,618,032
IT Services	12,893,925	—	—	12,893,925
Life Sciences Tools & Services	67,904,930	—	—	67,904,930
Media	6,394,359	—	—	6,394,359
Personal Care Products	102,190,139	—	—	102,190,139
Pharmaceuticals	31,853,362	—	—	31,853,362
Professional Services	24,747,699	—	—	24,747,699
Semiconductors & Semiconductor Equipment	31,500,877	—	—	31,500,877
Software	109,777,955	—	—	109,777,955
Specialty Retail	11,386,637	—	—	11,386,637
Textiles, Apparel & Luxury Goods	4,191,466	—	—	4,191,466
Tobacco	610,576	—	—	610,576
Trading Companies & Distributors	—	2,299,744	—	2,299,744
Corporate Bonds	—	445,598,139	—	445,598,139
Floating Rate Loan Interests	—	208,273,191	346,581	208,619,772
Investment Companies	362,764,848	—	—	362,764,848

16	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Event Driven Equity Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Preferred Securities
Preferred Stocks	$13,110,316	$ 14,946,500	$863,289	$28,920,105
Short-Term Securities
Money Market Funds	3,341,650,666	—	—	3,341,650,666

	$4,579,874,866	$671,132,125	$1,209,870	$5,252,216,861

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$33,364,210	$—	$33,364,210
Liabilities
Equity Contracts	(3,564,511)	(82,244,465)	—	(85,808,976)

	$(3,564,511)	$(48,880,255)	$—	$(52,444,766)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Statement of Assets and Liabilities

May 31, 2024

BlackRock Event Driven Equity Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,708,259,835
Investments, at value — affiliated(c)	3,543,957,026
Cash pledged:
Collateral — OTC derivatives	84,697,000
Futures contracts	8,372,000
Receivables:
Securities lending income — affiliated	33,204
Swaps	169,422,966
Capital shares sold	5,383,471
Dividends — unaffiliated	311,204
Dividends — affiliated	14,614,128
Interest — unaffiliated	7,145,670
Due from broker	2,983,181
Variation margin on futures contracts	13,330
Unrealized appreciation on OTC swaps	33,364,210
Prepaid expenses	132,305

Total assets	5,578,689,530

LIABILITIES
Foreign bank overdraft(d)	272,251
Cash received:
Collateral — OTC derivatives	24,320,000
Collateral on securities loaned	62,958,885
Payables:
Investments purchased	10,050,000
Swaps	167,427,109
Capital shares redeemed	6,807,150
Investment advisory fees	4,622,756
Directors’ and Officer’s fees	13,358
Other accrued expenses	1,362,490
Other affiliate fees	10,376
Professional fees	131,429
Service and distribution fees	43,879
Variation margin on futures contracts	1,219,750
Unrealized depreciation on OTC swaps	82,244,465

Total liabilities	361,483,898

Commitments and contingent liabilities

NET ASSETS	$5,217,205,632

NET ASSETS CONSIST OF:
Paid-in capital	$5,050,539,510
Accumulated earnings	166,666,122

NET ASSETS	$5,217,205,632

(a) Investments, at cost — unaffiliated	$1,422,144,546
(b) Securities loaned, at value	$64,039,010
(c) Investments, at cost — affiliated	$3,541,420,590
(d) Foreign bank overdraft, at cost	$268,746

18	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Statement of Assets and Liabilities (continued)

May 31, 2024

BlackRock Event Driven Equity Fund

NET ASSET VALUE

Institutional
Net assets	$5,077,733,045

Shares outstanding	506,679,546

Net asset value	$10.02

Shares authorized	3,650,000,000

Par value	$0.10

Investor A
Net assets	$110,915,560

Shares outstanding	11,638,113

Net asset value	$9.53

Shares authorized	200,000,000

Par value	$0.10

Investor C
Net assets	$28,557,027

Shares outstanding	3,431,023

Net asset value	$8.32

Shares authorized	100,000,000

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statement of Operations

Year Ended May 31, 2024

BlackRock Event Driven Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$19,731,796
Dividends — affiliated	205,199,480
Interest — unaffiliated	43,779,637
Securities lending income — affiliated — net	898,976
Foreign taxes withheld	(78,850)

Total investment income	269,531,039

EXPENSES
Investment advisory	65,008,587
Transfer agent — class specific	5,702,331
Service and distribution — class specific	681,862
Registration	450,809
Accounting services	353,461
Professional	122,457
Printing and postage	54,380
Directors and Officer	48,906
Custodian	31,377
Miscellaneous	101,165

Total expenses excluding interest expense	72,555,335
Interest expense	40,743

Total expenses	72,596,078
Less:
Fees waived and/or reimbursed by the Manager	(4,859,322)

Total expenses after fees waived and/or reimbursed	67,736,756

Net investment income	201,794,283

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	139,445,375
Investments — affiliated	(536)
Futures contracts	(41,785,255)
Foreign currency transactions	(82,538)
Swaps	(9,712,568)

87,864,478

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	105,048,628
Investments — affiliated	7,928,418
Futures contracts	6,389,778
Foreign currency translations	(572,443)
Swaps	9,969,483

128,763,864

Net realized and unrealized gain	216,628,342

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$418,422,625

See notes to financial statements.

20	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Statements of Changes in Net Assets

	BlackRock Event Driven Equity Fund
	Year Ended 05/31/24	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$201,794,283	$144,518,901
Net realized gain (loss)	87,864,478	(92,467,210)
Net change in unrealized appreciation (depreciation)	128,763,864	(90,000,510)

Net increase (decrease) in net assets resulting from operations	418,422,625	(37,948,819)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(105,987,983)	(197,025,960)
Investor A	(2,341,360)	(4,889,599)
Investor C	(589,421)	(1,310,359)

Decrease in net assets resulting from distributions to shareholders	(108,918,764)	(203,225,918)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(2,121,865,219)	(1,617,495,383)

NET ASSETS
Total decrease in net assets	(1,812,361,358)	(1,858,670,120)
Beginning of year	7,029,566,990	8,888,237,110

End of year	$5,217,205,632	$7,029,566,990

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund

	Institutional
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$9.52	$9.83	$10.31	$9.70		$9.88		$9.39

Net investment income (loss)(a)	0.34	0.17	(0.08)	(0.07)		0.00	(b)	0.11
Net realized and unrealized gain (loss)	0.36	(0.23)	(0.14)	0.98		0.14		0.56

Net increase (decrease) from investment operations	0.70	(0.06)	(0.22)	0.91		0.14		0.67

Distributions(c)
From net investment income	(0.20)	(0.11)	(0.04)	(0.00	)(d)	(0.05)		(0.06)
From net realized gain	—	(0.14)	(0.22)	(0.30)		(0.27)		(0.12)

Total distributions	(0.20)	(0.25)	(0.26)	(0.30)		(0.32)		(0.18)

Net asset value, end of period	$10.02	$9.52	$9.83	$10.31		$9.70		$9.88

Total Return(e)
Based on net asset value	7.35%	(0.65)%	(2.12)%	9.60%		1.53	%(f)	7.30%

Ratios to Average Net Assets(g)
Total expenses	1.23%	1.20%	1.20%	1.23%		1.27	%(h)	1.34%

Total expenses after fees waived and/or reimbursed	1.15%	1.13%	1.16%	1.18%		1.20	%(h)	1.28%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.15%	1.13%	1.16%	1.18%		1.19	%(h)	1.25%

Net investment income (loss)	3.46%	1.78%	(0.77)%	(0.73)%		0.06	%(h)	1.11%

Supplemental Data
Net assets, end of period (000)	$5,077,733	$6,828,961	$8,598,511	$7,695,420		$4,779,208		$3,128,313

Portfolio turnover rate(i)	32%	33%	37%	64%		63%		177%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

22	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund (continued)

	Investor A
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$9.07	$9.39	$9.86	$9.31	$9.49		$9.03

Net investment income (loss)(a)	0.30	0.14	(0.10)	(0.09)	(0.01)		0.08
Net realized and unrealized gain (loss)	0.34	(0.22)	(0.13)	0.93	0.13		0.54

Net increase (decrease) from investment operations	0.64	(0.08)	(0.23)	0.84	0.12		0.62

Distributions(b)
From net investment income	(0.18)	(0.10)	(0.02)	—	(0.03)		(0.04)
From net realized gain	—	(0.14)	(0.22)	(0.29)	(0.27)		(0.12)

Total distributions	(0.18)	(0.24)	(0.24)	(0.29)	(0.30)		(0.16)

Net asset value, end of period	$9.53	$9.07	$9.39	$9.86	$9.31		$9.49

Total Return(c)
Based on net asset value	7.11%	(0.94)%	(2.33)%	9.24%	1.40	%(d)	7.04%

Ratios to Average Net Assets(e)
Total expenses	1.46%	1.44%	1.46%	1.48%	1.52	%(f)	1.59%

Total expenses after fees waived and/or reimbursed	1.37%	1.37%	1.43%	1.43%	1.45	%(f)	1.53%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.37%	1.37%	1.43%	1.42%	1.44	%(f)	1.51%

Net investment income (loss)	3.24%	1.50%	(1.03)%	(0.97)%	(0.17	)%(f)	0.86%

Supplemental Data
Net assets, end of period (000)	$110,916	$156,434	$221,644	$222,327	$161,797		$130,066

Portfolio turnover rate(g)	32%	33%	37%	64%	63%		177%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund (continued)

	Investor C
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Net asset value, beginning of period	$7.97	$8.29	$8.75	$8.33	$8.53		$8.15

Net investment income (loss)(a)	0.20	0.06	(0.15)	(0.14)	(0.05)		0.01
Net realized and unrealized gain (loss)	0.29	(0.18)	(0.12)	0.82	0.12		0.49

Net increase (decrease) from investment operations	0.49	(0.12)	(0.27)	0.68	0.07		0.50

Distributions(b)
From net investment income	(0.14)	(0.06)	—	—	—		(0.00	)(c)
From net realized gain	—	(0.14)	(0.19)	(0.26)	(0.27)		(0.12)

Total distributions	(0.14)	(0.20)	(0.19)	(0.26)	(0.27)		(0.12)

Net asset value, end of period	$8.32	$7.97	$8.29	$8.75	$8.33		$8.53

Total Return(d)
Based on net asset value	6.20%	(1.52)%	(3.17)%	8.45%	0.93	%(e)	6.30%

Ratios to Average Net Assets(f)
Total expenses	2.23%	2.20%	2.20%	2.23%	2.25	%(g)	2.30%

Total expenses after fees waived and/or reimbursed	2.14%	2.13%	2.16%	2.17%	2.18	%(g)	2.24%

Total expenses after fees waived and/or reimbursed and excluding interest expense	2.14%	2.13%	2.16%	2.17%	2.17	%(g)	2.21%

Net investment income (loss)	2.46%	0.74%	(1.77)%	(1.72)%	(0.91	)%(g)	0.15%

Supplemental Data
Net assets, end of period (000)	$28,557	$44,172	$68,083	$75,615	$64,196		$44,288

Portfolio turnover rate(h)	32%	33%	37%	64%	63%		177%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

24	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Event Driven Equity Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2024, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Fund had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (continued)

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances. For financial reporting purposes, custodian credits, if any, are included in interest income in the Statement of Operations.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

26	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)

funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had no unfunded floating rate loan interests.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

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Notes to Financial Statements (continued)

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received at Fair Value	(a)	Net Amount	(b)

Goldman Sachs & Co. LLC	$ 22,705,730	$(20,753,180)	$ —		$1,952,550

J.P. Morgan Securities LLC	18,403,681	(18,403,681)	—		—

Morgan Stanley	22,066,799	(22,066,799)	—		—

SG Americas Securities LLC	862,800	(862,800)	—		—

	$ 64,039,010	$(62,086,460)	$ —		$1,952,550

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of May 31, 2024. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation

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Notes to Financial Statements (continued)

margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

30	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	1.20%
$1 billion - $3 billion	1.13
$3 billion - $5 billion	1.08
$5 billion - $10 billion	1.04
Greater than $10 billion	1.02

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2024, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total

Service and distribution — class specific	$323,696	$358,166	$681,862

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2024, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2024, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Total

Reimbursed amounts	$21,901	$3,164	$1,327	$26,392

For the year ended May 31, 2024, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Total

Transfer agent — class specific	$5,572,290	$96,994	$33,047	$5,702,331

Other Fees: For the year ended May 31, 2024, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $2,484.

For the year ended May 31, 2024, affiliates received CDSCs as follows:

Share Class	Amounts

Investor A	$10,064
Investor C	2,100

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2024, the amount waived and/or reimbursed was $2,795,508.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2024, the Manager waived $2,063,814 in investment advisory fees pursuant to this arrangement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations

Institutional	1.38%

Investor A	1.65
Investor C	2.39

The Manager has agreed not to reduce or discontinue these contractual expense limitations through June 30, 2025, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2024, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BIM has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee, is determined to be in the best interests of such money market fund.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral, (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2024, the Fund retained 82% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended May 31, 2024, the Fund paid BIM $186,444 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2024, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2024, purchases and sales of investments, excluding short-term securities, were $664,297,694 and $1,279,748,934, respectively.

32	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to treatment of capital contributions were reclassified to the following accounts:

Amounts

Paid-in capital	$(8,679,254)
Accumulated earnings (loss)	8,679,254

The tax character of distributions paid was as follows:

	Year Ended 05/31/24	Year Ended 05/31/23

Ordinary income	$108,918,764	$189,235,067
Long-term capital gains	—	13,990,851

	$108,918,764	$203,225,918

As of May 31, 2024, the tax components of accumulated net earnings (loss) were as follows:

Fund Name	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Capital Loss(c)	Total

Event Driven Equity	$(29,601,229)	$204,957,505	$(8,690,154)	$166,666,122

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the accounting for swap agreements and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and constructive sales.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Event Driven Equity	$4,978,633,839	$381,868,665	$(176,321,415)	$205,547,250

9.	BANK BORROWINGS

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple SOFR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2025 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2024, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (continued)

be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with the fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

34	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

LIBOR Transition Risk: The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (’’LIBOR’’) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/24		Year Ended 05/31/23

Share Class	Shares	Amount	Shares	Amount
Institutional
Shares sold	149,124,389	$1,483,263,785	240,470,815	$2,352,853,142
Shares issued in reinvestment of distributions	7,212,614	71,837,632	15,788,747	152,234,394
Shares redeemed	(366,682,410)	(3,607,330,595)	(413,859,500)	(4,041,159,735)

	(210,345,407)	$(2,052,229,178)	(157,599,938)	$(1,536,072,199)

Investor A
Shares sold and automatic conversion of shares	3,330,305	$31,634,186	6,264,694	$58,415,349
Shares issued in reinvestment of distributions	235,504	2,232,574	512,669	4,717,626
Shares redeemed	(9,169,431)	(86,194,633)	(13,152,013)	(122,739,221)

	(5,603,622)	$(52,327,873)	(6,374,650)	$(59,606,246)

Investor C
Shares sold	249,207	$2,097,217	567,914	$4,697,958
Shares issued in reinvestment of distributions	70,215	583,485	159,990	1,296,378
Shares redeemed and automatic conversion of shares	(2,431,865)	(19,988,870)	(3,392,363)	(27,811,274)

	(2,112,443)	$(17,308,168)	(2,664,459)	$(21,816,938)

	(218,061,472)	$(2,121,865,219)	(166,639,047)	$(1,617,495,383)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Event Driven Equity Fund and the Board of Directors of BlackRock Large Cap Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Event Driven Equity Fund of BlackRock Large Cap Series Funds, Inc. (the “Fund”), including the schedule of investments, as of May 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, for the period from October 1, 2019 through May 31, 2020, and for the year ended September 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, for the period from October 1, 2019 through May 31, 2020, and for the year ended September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 24, 2024

We have served as the auditor of one or more BlackRock investment companies since 1992.

36	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2024:

Fund Name	Qualified Dividend Income

BlackRock Event Driven Equity Fund	$ 5,444,253

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended May 31, 2024 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Event Driven Equity Fund	4.92%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended May 31, 2024:

Fund Name	Interest Dividends

BlackRock Event Driven Equity Fund	$ 181,242,361

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2024:

Fund Name	Interest-Related Dividends

BlackRock Event Driven Equity Fund	$ 165,804,011

I M P O R T A N T T A X I N F O R M A T I O N	37

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Large Cap Series Funds, Inc. (the “Company”) met on April 16, 2024 (the “April Meeting”) and May 16-17, 2024 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Company, on behalf of BlackRock Event Driven Equity Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Company, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting, and such responses were reviewed by the Board Members.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

38	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Disclosure of Investment Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2023, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for each of the one-, three- and five-year periods reported, the Fund underperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its total return target during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2023 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	39

Disclosure of Investment Advisory Agreement (continued)

complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit the Fund in a variety of ways as the assets of the Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, unitary fee structure, fee waivers, and/or expense caps, as applicable. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Company, on behalf of the Fund, for a one-year term ending June 30, 2025. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

40	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Additional Information

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Directors, Officers, and Others

Compensation to the independent directors/trustees of the Corporation is paid by the Corporation, on behalf of the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	41

Additional Information (continued)

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation

100 Bellevue Parkway

Wilmington, DE 19809

42	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

CVR	Contingent Value Rights

ETF	Exchange-Traded Fund

LP	Limited Partnership

NVS	Non-Voting Shares

OTC	Over-the-Counter

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depository Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	43

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – See Item 7

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – See Item 7

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: July 25, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: July 25, 2024

By:	/s/ Trent Waler
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc.

Date: July 25, 2024